EXECUTION VERSION [[5258451]] SABRA HEALTH CARE REIT, INC. $400,000,000 of Shares of Common Stock (par value $0.01 per share) Equity Distribution Agreement December 11, 2019 Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019 BMO Capital Markets Corp. 3 Times Square, 25th Floor New York, New York 10036 BofA Securities, Inc. One Bryant Park New York, New York 10036 Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013 Credit Agricole Securities (USA) Inc. 1301 Avenue of the Americas New York, New York 10019 Fifth Third Securities, Inc. 424 Church Street, Suite 600 Nashville, Tennessee 37219 The Huntington Investment Company 41 South High Street Columbus, Ohio 43215 Jefferies LLC 520 Madison Avenue New York, New York 10022 KeyBanc Capital Markets Inc. 127 Public Square, 4th Floor Cleveland, Ohio 44114 Mizuho Securities USA LLC

2 [[5258451]] 320 Park Avenue – 12th Floor New York, New York 10022 Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036 MUFG Securities Americas Inc. 1221 Avenue of the Americas, 6th Floor New York, New York 10020 Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716 RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281 Scotia Capital (USA) Inc. 250 Vesey Street, 24th Floor New York, New York 10281 SMBC Nikko Securities America, Inc. 277 Park Avenue, 5th Floor New York, New York 10172 Stifel, Nicolaus & Company, Incorporated 501 North Broadway Saint Louis, Missouri 63102 SunTrust Robinson Humphrey, Inc. 3333 Peachtree Rd., NE, 11th Floor Atlanta, Georgia 30326 Wells Fargo Securities, LLC 375 Park Avenue New York, New York 10152 As Agents Barclays Bank PLC 745 Seventh Avenue New York, New York 10019 Bank of Montreal

3 [[5258451]] 3 Times Square, 25th Floor New York, New York 10036 Bank of America, N.A. One Bryant Park New York, New York 10036 Citibank, N.A. 388 Greenwich Street New York, New York 10013 Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent 1301 Avenue of the Americas New York, New York 10019 Jefferies LLC 520 Madison Avenue New York, New York 10022 KeyBanc Capital Markets Inc. 127 Public Square, 4th Floor Cleveland, Ohio 44114 Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036 MUFG Securities EMEA plc Ropemaker Place 25 Ropemaker Street London EC2Y 9AJ, United Kingdom Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716 Royal Bank of Canada 200 Vesey Street New York, New York 10281 The Bank of Nova Scotia 250 Vesey Street, 24th Floor New York, New York 10281 Wells Fargo Bank, National Association 375 Park Avenue

4 [[5258451]] New York, New York 10152 As Forward Purchasers Ladies and Gentlemen: SABRA HEALTH CARE REIT, INC., a Maryland corporation (the “Company”) confirms its agreement (this “Agreement”) with each of Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., The Huntington Investment Company, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, each as agent, forward seller and/or as principal under any Terms Agreement (as defined in Section 3 below) (in any such capacity, each an “Agent”, and collectively, the “Agents”) and Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., Citibank, N.A., Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent, Jefferies LLC, KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Raymond James & Associates, Inc., Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, each as forward purchaser (in such capacity, each a “Forward Purchaser”, and collectively, the “Forward Purchasers”). For purposes of clarity, it is understood and agreed by the parties hereto that, if Shares (as defined below) are offered or sold through any Agent acting as Forward Seller (as defined below), then such Agent, as Forward Seller, shall be acting solely in its capacity as sales agent for such Forward Purchaser and not as sales agent for the Company with respect to the offering and sale of such Shares, and, except in cases where this Agreement expressly refers to an Agent acting as sales agent for the Company or unless otherwise expressly stated or the context otherwise requires, references in this Agreement to any Agent acting as sales agent shall also be deemed to apply to such Agent when acting as forward seller, mutatis mutandis. It is also understood and agreed by the parties hereto that, if Shares are offered or sold through any Agent acting as sales agent for the Company, then such Agent shall be acting solely in its capacity as sales agent for the Company, and not as sales agent for any Forward Purchaser, with respect to the offering and sale of such Shares. The Company proposes to issue, offer and sell to or through the Agents, in the manner and subject to the terms and conditions set forth herein of up to $400,000,000 aggregate gross proceeds (the “Maximum Amount”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) (including shares of Common Stock borrowed and sold pursuant to a Confirmation (as defined below), the “Shares”). The Company agrees that whenever it determines to sell Shares directly to one or more Agents as principal, it will enter into a separate agreement (a “Terms Agreement”), relating to such sale in accordance with Section 3(g) of this Agreement, in substantially the form attached hereto as Exhibit 3(g). For the avoidance of doubt, any references in this Agreement to “Shares” shall not include any Confirmation Shares (as defined below). The Company may also enter into one or more forward stock purchase transactions with any of the Forward Purchasers as set forth in separate forward sale transaction

5 [[5258451]] confirmations, each in substantially the form attached hereto as Exhibit 3(b) (each, a “Confirmation” and, collectively, the “Confirmations”). In connection therewith, the Company and each Forward Purchaser understand that the applicable Forward Purchaser or an affiliate thereof will attempt to borrow and then offer, through the applicable Forward Seller (which shall be either the same entity as the Forward Purchaser or an affiliate of the Forward Purchaser), the applicable Placement Shares (as defined below) for sale on the terms set forth in this Agreement (any such Placement Shares, “Forward Hedge Shares”). Any shares of Common Stock to be delivered by the Company to the Forward Purchaser in settlement of all or any portion of the Company’s obligations under any Confirmation are hereinafter referred to as “Confirmation Shares”. The issuance and sale of Shares in accordance with this Agreement will be effected pursuant to the Registration Statement (as defined below) that became automatically effective when filed by the Company with the Securities and Exchange Commission (the “Commission”) on December 11, 2019, although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue Shares. The Company, each Agent and each Forward Purchaser agree as follows: 1. Issuance and Sale of Shares. The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3 (File No. 333-235449), which contains a base prospectus, relating to certain securities, including the Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Shares (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The Company will furnish to the Agents and Forward Purchasers, for use by the Agents and Forward Purchasers, copies of the prospectus included as part of such registration statement, as amended and as supplemented by the Prospectus Supplement, relating to the Shares. Except where the context otherwise requires, such registration statement, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in or incorporated by reference in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B or 430C under the Securities Act, is called the “Registration Statement”. The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any issuer free writing prospectus (as defined below), is called the “Prospectus”. As used herein, “issuer free writing prospectus” has the meaning set forth in Rule 433 under the Securities Act, and “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act. All references in this Agreement to (i) the Registration Statement or

6 [[5258451]] the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”) and (ii) the Prospectus shall be deemed to include the “electronic Prospectus” (as defined below) provided for use in connection with the offering of the Shares as contemplated by Section 7(y) of this Agreement. 2. Placements. (a) Each time that the Company wishes to issue and sell Shares hereunder (each, a “Placement”), it will notify an Agent (and an affiliated Forward Purchaser, if applicable) selected by the Company to sell certain Shares either (i) on behalf of the Company as sales agent (such Agent, in such capacity, the “Direct Seller”) or (ii) on behalf of the applicable Forward Purchaser (a “Placement Forward Purchaser”) as forward seller (such Agent, in such capacity, the “Forward Seller”), as instructed by the Company by email notice or other method mutually agreed to in writing by the Company and the applicable Direct Seller or Forward Seller and Forward Purchaser, as applicable, containing the parameters in accordance with which it desires the Shares to be sold (such notice, a “Notice”), which shall specify whether (x) such Shares will be sold through the Direct Seller, as sales agent (a “Direct Sale”) in accordance with Section 2(a) below or (y) Forward Hedge Shares will be borrowed by or on behalf of the Placement Forward Purchaser and sold through the Forward Seller, as sales agent and forward seller, in connection with hedging a forward stock purchase transaction pursuant to a Confirmation (a “Forward Sale”) in accordance with Section 3(b) below. As used herein, “Placement Agent” shall refer to the Direct Seller or the Forward Seller, as applicable. The Notice, forms of which are attached hereto as Schedules 1-A (Direct Instruction Notice) and 1-B (Forward Instruction Notice), shall at a minimum include (I) the maximum number of Shares to be issued and sold, or with respect to a Forward Sale, borrowed and sold (in each case, the “Placement Shares”), which number may instead be listed as an amount of aggregate gross proceeds, (II) the Trading Day(s) (as defined below) on which Placement Shares subject to such Placement are intended to be sold (each, a “Purchase Date”), (III) any limitation on the number of Placement Shares that may be sold on any single Trading Day and (IV) any minimum price below which Shares shall not be sold. With respect to a Forward Sale, such Notice shall also include, for purposes of (and as defined under) the related Confirmation, the proposed input in the definition of “Maturity Date”, “Hedge Completion Date”, percentage for purposes of the “Initial Forward Price”, “Spread”, “Initial Stock Loan Rate”, “Minimum Settlement Shares”, “Maximum Stock Loan Rate”, “Forward Price Reduction Dates” and “Forward Price Reduction Amounts”; provided, however, that the Company shall not deliver a Notice in respect of a proposed Forward Sale if the delivery of such Notice would result in (I) the sum of (1) the number of Confirmation Shares issued under all Confirmations that have settled as of the contemplated date of delivery, (2) the aggregate “Share Cap” (as defined in each Confirmation) under all Confirmations outstanding as of the contemplated date of delivery that have not settled and (3) the proposed

7 [[5258451]] “Share Cap” for the Confirmation related to such Notice exceeding (II) 19.99% of the number of shares of Common Stock outstanding as of the date of this Agreement. Notwithstanding the above, the Company shall not deliver a Notice to any Agent or Forward Purchaser, or execute a Confirmation or Terms Agreement with any Forward Purchaser or Agent if, at or after any Representation Date, the Agents and Forward Purchasers have not received the certificate required under Section 7(n), the opinions required under Section 7(o), the comfort letters required under Sections 7(p)(i) and 7(p)(ii) and the opinion required under Section 9(f), with respect to such Representation Date. The Notice shall originate from the Company and be sent by any of the individuals from the Company set forth on Schedule 2 attached hereto (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from such Placement Agent (and the Placement Forward Purchaser, if applicable) named in such Notice, as set forth on Schedule 2 (as such Schedule 2 may be amended from time to time). With respect to a Direct Sale, if the terms of a Notice contemplate that Placement Shares shall be sold on more than one Purchase Date, then the Company and such Placement Agent shall mutually agree to such additional terms and conditions as they deem necessary in respect of such multiple Purchase Dates, and such additional terms and conditions shall be set forth in the relevant Notice and confirmed by the relevant Placement Notice (as defined below) and be binding to the same extent as any other terms contained therein. (b) Any Notice with respect to a Direct Sale shall be effective as to a Direct Seller and the Company only upon receipt and confirmation of acceptance in writing by such Direct Seller to the Company of the terms of such Placement Notice by any means permissible under Section 14 (including by email) (a “Direct Acceptance”). With respect to a Notice delivered by the Company in connection with a Forward Sale, the Placement Forward Purchaser and the Forward Seller (each acting in its sole discretion) shall promptly, and in any event prior to the opening of trading on the Trading Day following the Trading Day on which such Notice was received, notify the Company that it chooses to (x) accept the terms proposed in such Notice, (y) decline to participate in the proposed Forward Sale or (z) propose an amended notice setting forth the terms upon which the Placement Forward Purchaser and the Forward Seller would participate in the proposed Forward Sale (such amended notice, an “Amended Notice”); provided, however, that in the case of clause (z), the Company may accept or reject the terms of such Amended Notice in its sole discretion no later than on the Trading Day following the Trading Day on which such Amended Notice was delivered (a Notice accepted by the Forward Seller and the Placement Forward Purchaser or Amended Notice accepted by the Company in accordance with this sentence, a “Forward Instruction Notice”). Promptly upon the acceptance of a Forward Instruction Notice (a “Forward Acceptance”) (and in any event prior to the opening of trading on the immediately following Trading Day), the Company and the Placement Forward Purchaser shall enter into a Confirmation substantially in the form of Exhibit 3(b) hereto and consistent with such Forward Instruction Notice. As used herein, a “Placement Notice” shall refer to a Notice with respect

8 [[5258451]] to a Direct Sale accepted by a Direct Acceptance or a Forward Instruction Notice, as applicable. As used herein, a “Placement Acceptance” shall refer to a Direct Acceptance or Forward Acceptance, as applicable. (c) Upon a Placement Acceptance, the Placement Notice shall be effective as to such Placement Agent and the Company unless and until (i) the entire amount of the Placement Shares have been sold, (ii) the Company, the Placement Agent or, if applicable, the Placement Forward Purchaser suspends, cancels or terminates the Placement Notice, (iii) the Company issues a subsequent Placement Notice to the Placement Agent (and the Placement Forward Purchaser, if applicable) with parameters superseding those of the earlier dated Placement Notice; (iv) the Placement Notice or this Agreement has been terminated under the provisions of Section 13 or (v) with respect to a Forward Sale, the entry into the relevant Confirmation. The suspension, cancellation or termination of a, or the issuance of a subsequent, Placement Notice as set forth in the prior sentence shall not affect or impair the Placement Agent’s or, if applicable, the Placement Forward Purchaser’s respective rights or obligations with respect to Placement Shares sold or borrowed and sold under such Placement Notice prior to such suspension, cancellation or termination (including with respect to Placement Shares sold that have not yet settled and, in the case of any Shares borrowed by or on behalf of the Placement Forward Purchaser and sold by or through a Placement Agent in connection with a Forward Instruction Notice, the obligation to enter into the resulting Confirmation). The parties agree that no such notice under this Section shall be effective against another party to this Agreement unless it is made in writing (including by email) by one of the individuals named on Schedule 2 as being an authorized agent for notices in respect of such party, to one of the individuals named on Schedule 2 as being an authorized agent for notices with respect to such other party (as such Schedule 2 may be amended from time to time) (the foregoing, the “Notice Principles”). (d) The amount of compensation to be paid by the Company to the Agents in connection with a Direct Sale of the Placement Shares shall be determined based on a rate to be agreed upon by the Company and the Agents, and shall be disbursed in accordance with Section 5(a) or as otherwise agreed by the Company and the Agents. The compensation described in the previous sentence shall not apply (i) when an Agent acts as principal pursuant to a Terms Agreement, in which case the Company may sell Shares to such Agent as principal at a price agreed upon in such Terms Agreement or (ii) when an Agent acts as forward seller pursuant to a Forward Sale, in which case the compensation payable with respect to the sale of Forward Hedge Shares shall be paid by the Company exclusively through the determination of “Initial Forward Price” under the applicable Confirmation. (e) Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares at a price lower than the minimum price authorized from time to time by the Company’s board of directors or duly authorized committee thereof and notified to the Agents in writing, nor shall the Company cause or

9 [[5258451]] request the offer or sale of any Placement Shares in a number or with an aggregate gross or net sales price in excess of the number or aggregate gross or net sales price, as the case may be, authorized from time to time to be issued and sold under this Agreement, any Terms Agreement or any Confirmation, in each case by the Company’s board of directors or duly authorized committee thereof, or in a number in excess of the number of Shares approved for listing on the Exchange (as defined below), or in excess of the number or amount of Shares available for issuance on the Registration Statement. The Agents and the Forward Purchasers shall have no responsibility for maintaining records with respect to Shares or Confirmation Shares available for sale under the Registration Statement or approved for listing on the Exchange or for determining the number or aggregate gross or net sales price of Shares or Confirmation Shares duly authorized by the Company. (f) It is expressly acknowledged and agreed that none of the Company, any Agent or any Forward Purchaser will have any obligation whatsoever with respect to a Placement or any Shares unless and until (i) with respect to a Direct Sale, the Company delivers a Notice, and the applicable Placement Agent accepts the Notice through a Direct Acceptance, (ii) with respect to a Forward Sale, the Company and a Forward Purchaser enter into a Confirmation pursuant to a Forward Instruction Notice or (iii) with respect to a sale directly to an Agent as principal, the Company and such Agent enter into a Terms Agreement, and then only upon the terms specified in such Placement Notice, Confirmation or Terms Agreement, as applicable, and in this Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control. In the event of a conflict between the terms of this Agreement and the terms of a validly executed Confirmation, the terms of the Confirmation will control. In the event of a conflict between the terms of this Agreement and the terms of a validly executed Terms Agreement, the terms of the Terms Agreement will control. (g) The Company agrees that any offer to sell Shares, any solicitation of an offer to buy Shares or any sales of Shares shall only be effected by or through one Agent, acting as Direct Seller or Forward Seller, as applicable, on any Purchase Date. The Company shall in no event request that more than one Direct Seller or Forward Seller, as applicable, offer or sell Shares on the same Purchase Date. 3. Sale of Placement Shares by the Agents (a) Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, upon the Company’s issuance of a Notice to a Direct Seller with respect to a Direct Sale, receipt of which is promptly confirmed by such Direct Seller through a Direct Acceptance, and unless the sale of the Placement Shares described therein has been declined, suspended, canceled or otherwise terminated in accordance with the terms of this Agreement, the Direct Seller, for the period specified in such Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and

10 [[5258451]] applicable state and federal laws, rules and regulations and the rules of the Nasdaq Global Select Market (the “Exchange”), to sell such Placement Shares up to the amount specified in such Notice, and otherwise in accordance with the terms of such Notice. For the purposes hereof, “Trading Day” means (i) with respect to Direct Sales, any day on which the Common Stock is traded on the Exchange, and (ii) with respect to Forward Sales, a Scheduled Trading Day as defined in the related Confirmation. (b) Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, upon the Company’s issuance of a Notice to a Forward Seller and Placement Forward Purchaser with respect to a Forward Sale, which is promptly amended as necessary and agreed among the Company, Forward Seller and Placement Forward Purchaser through a Forward Acceptance and execution of a Confirmation, and unless the sale of the Placement Shares described therein has been declined, suspended, canceled or otherwise terminated in accordance with the terms of this Agreement or (x) an event that would permit the Placement Forward Purchaser to designate a “Termination Settlement Date” or an “Early Termination Date” (as each such term is defined in the relevant Confirmation) under, and pursuant to the provisions of Section 11 of the relevant Confirmation or (y) a “Bankruptcy Termination Event” (as such term is defined in the relevant Confirmation) has occurred, (i) the Placement Forward Purchaser (or agent thereof) will use its commercially reasonable efforts consistent with its normal trading and sales practices for similar transactions and applicable state and federal laws, rules and regulations and the rules of the Exchange, to borrow the number of Placement Shares up to the amount specified in the Forward Instruction Notice and (ii) the Forward Seller, for the period specified in the Forward Instruction Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Exchange, to sell such borrowed Placement Shares up to the amount specified in the Forward Instruction Notice, and otherwise in accordance with the terms of such Forward Instruction Notice and Confirmation. (c) With respect to Direct Sales, the Direct Seller will provide written confirmation to the Company no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the prices at which such Placement Shares were sold, the aggregate gross proceeds from such sales, the compensation payable by the Company to the Direct Seller pursuant to Section 2(c) with respect to such sales, an itemization of any deductions made by the Direct Seller (as set forth in Section 5(a)) for Transaction Fees (as defined below) payable in respect of such sales and the Net Proceeds (as defined below) payable to the Company. (d) With respect to Forward Sales, the Forward Seller or the Placement Forward Purchaser will provide written notice to the Company no later than the Trading Day immediately following the final Trading Day on which sales of Forward Hedge Shares pursuant to a Confirmation occur setting forth the “Hedge

11 [[5258451]] Completion Date” (as defined in the related Confirmation), the aggregate number of borrowed Placement Shares sold through the Forward Seller as Forward Hedge Shares (as of such “Hedge Completion Date”, the “Base Amount” for each such Confirmation) and the “Initial Forward Price” under the applicable Confirmation. (e) Unless otherwise set forth in the Placement Notice, the Placement Agent may sell Placement Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act, including, without limitation, sales made directly on the Exchange, on any other existing trading market for the Common Stock or to or through a market maker (which may include block transactions). (f) With prior consent of the Company, and subject to the terms of the Placement Notice, the Placement Agent may also sell Placement Shares in privately negotiated transactions. (g) The Company may also offer to sell Shares directly to an Agent, as principal, in which event such parties will enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Exhibit 3(g) hereto (with such changes thereto as may be agreed upon by the Company and such Agent from time to time), relating to such sale. Any sales of Shares pursuant to a Terms Agreement will be made in accordance with the terms of this Agreement and the applicable Terms Agreement. The commitment of an Agent to purchase Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company contained herein and shall be subject to the terms and conditions herein set forth. (h) The Company acknowledges and agrees that (i) there can be no assurance that any Agent will be successful in selling Placement Shares as sales agent or that any Forward Purchaser or any of its affiliates will be successful in borrowing and selling Placement Shares through the applicable Forward Seller and (ii) no Placement Agent, Forward Purchaser or affiliate thereof will incur any liability or obligation to the Company or any other person or entity if it does not sell Placement Shares (whether acting as Direct Seller or as Forward Seller) for any reason other than a failure by a Placement Agent, Forward Purchaser or affiliate thereof to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to borrow, if applicable, and sell such Placement Shares as required under this Section 3, and no Agent shall be under any obligation to purchase Shares on a principal basis pursuant to this Agreement, except as may otherwise be agreed upon by such Agent and the Company in a Terms Agreement or pursuant to a Confirmation. (i) The aggregate number of Shares that may be sold pursuant to this Agreement and any Terms Agreement shall not exceed the Maximum Amount. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitation set forth in this paragraph on the number of Shares issued and sold under this Agreement and any Terms Agreement shall be the sole

12 [[5258451]] responsibility of the Company, and the Agents and Forward Purchasers shall have no obligation in connection with such compliance. (j) At each Applicable Time (as defined in Section 22(a)), execution of any Confirmation and execution of any Terms Agreement, the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement as if such representation and warranty were made as of such date, modified as necessary to relate to the Registration Statement and the Prospectus as amended as of such date. Any obligation of the Placement Agents to sell Shares as Direct Sellers or Forward Sellers or the Placement Forward Purchasers or their affiliates to borrow Shares, as described in this Section 3, shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 9 of this Agreement. 4. Suspension of Sales. (a) The Company may, upon notice to the Agents and the Forward Purchasers in writing (by email correspondence to each of the individuals of the Agents and Forward Purchasers set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the Agents and Forward Purchasers set forth on Schedule 2), suspend any sale of Shares for any reason at any time, until the earlier of (i) the date the Company instructs the Agents to sell Shares or the Forward Purchasers to borrow and sell Shares through the applicable Agents under this Agreement pursuant to the terms hereof or (ii) the date on which the Company instructs the Agents and Forward Purchasers that it is revoking its prior notice that it does not intend to sell Shares pursuant to this Agreement (such time period, a “Suspension Period” and, the dates referenced in clauses (i) and (ii) of this Section 4(a), a “Suspension Rescission Date”); provided, however, that such suspension shall not affect or impair any party’s obligations with respect to any Shares sold under this Agreement prior to the receipt of such notice, including with respect to any Shares sold that have not yet settled, or with respect to Shares that are subject to any Terms Agreement or outstanding Confirmation entered into prior to the receipt of such notice. (b) Notwithstanding any other provision of this Agreement, but subject to Section 4(c) below, the Company shall not offer or sell, or request the offer or sale of, any Shares and, by notice to the applicable Agents and Forward Purchasers in writing (including by email correspondence to each of the individuals of such Agent and Forward Purchaser set forth on Schedule 2 if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each

13 [[5258451]] of the individuals of such Agent and Forward Purchaser set forth on Schedule 2), shall cancel any instructions for the offer or sale of any Shares, and the Agents shall not be obligated to offer or sell any Shares, (i) during any period in which the Company is in possession of material non-public information or (ii) at any time during the period commencing on the fourteenth day of the first month of any fiscal quarter and ending after the second full business day following the release of the Company’s earnings for the immediately preceding quarter. (c) If the Company wishes to offer or sell any Shares during any period described in Section 4(b)(ii) above (each such period, a “Blackout Period”), the Company will, as a condition to the giving or continuation of any Placement Notice, the entering into of any Confirmation or the entering into of any Terms Agreement, certify in writing to the applicable Agents (and Forward Purchasers, as applicable) that the Company is not in possession of any material non-public information, which certification shall be deemed to remain in effect during the applicable Blackout Period or time period specified in the applicable Placement Notice, Confirmation or Terms Agreement, whichever ends earlier, unless withdrawn by the Company. (d) If any party hereto has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M (as defined below) are not satisfied with respect to the Company or the Shares, it shall promptly notify the other parties hereto and sales of Shares under any Placement Notice, Confirmation or Terms Agreement shall be suspended until such exemptive provisions or other exemptive provisions have been satisfied in the judgment of each party thereto unless otherwise agreed by an Agent and the Company pursuant to a Terms Agreement. (e) Upon receipt of any written notice contemplated in Section 7(j) (Notice of Other Sales) hereof, an Agent or Forward Purchaser may suspend its activity under any Placement Notice or any Terms Agreement for such period of time as such Agent or Forward Purchaser deems appropriate. (f) In the event that either (i) a Forward Purchaser (or an agent thereof) is unable to borrow and deliver Forward Hedge Shares to the Forward Seller for sale with respect to a Forward Instruction Notice after using commercially reasonable efforts, consistent with its normal trading and sales practices for similar transactions and applicable state and federal laws, rules and regulations and the rules of the Exchange or (ii) in the commercially reasonable judgment of such Forward Purchaser, it is impracticable to do so or such Forward Purchaser (or an agent thereof) would incur a stock loan cost that is equal to or greater than the “Maximum Stock Loan Rate” (as specified in the relevant Forward Instruction Notice) to do so, then the obligation herein of the applicable Forward Seller with respect to such Forward Instruction Notice shall only extend to the aggregate number of Shares that the Forward Purchaser is able to, and that in the commercially reasonable judgment of such Forward Purchaser it is practicable to, so borrow below such cost.

14 [[5258451]] 5. Settlement of Placement Shares. (a) Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur (i) in respect of a Direct Sale, on the second (2nd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such date, a “Direct Settlement Date”, or (ii) in respect of a Forward Sale, as determined pursuant the relevant Confirmation (each such date, a “Hedge Settlement Date” and, each Direct Settlement Date or Forward Settlement Date, a “Settlement Date”). The amount of proceeds to be delivered by the Direct Seller to the Company will be either (i) in the event the Company and the Direct Seller and have so mutually agreed, equal to the aggregate gross sales price tendered to the Direct Seller for the sale of Placement Shares (the “Gross Proceeds”) or (ii) equal to the aggregate gross sales price tendered to the Direct Seller for the sale of Placement Shares, minus the Direct Seller’s compensation for such sales payable by the Company pursuant to Section 2 hereof, and minus any further deduction (the “Transaction Fees”) for any transaction fees, transfer taxes or similar taxes or fees imposed by any governmental, regulatory or self-regulatory organization in respect of such sales (the “Net Proceeds”). The Placement Agent shall notify the Company as promptly as practicable if there will be any deduction on account of any applicable Transaction Fees, and shall provide an itemization of any deductions to the Company in accordance with Section 3(b). In the event the Company and the Agent have mutually agreed to the delivery of Gross Proceeds on the Direct Settlement Date, the compensation payable to such Agent shall be set forth and invoiced in a periodic statement from the Agent to the Company and payment shall be made by the Company promptly after its receipt thereof. (b) On or before each Direct Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting the Direct Seller’s or its designee’s account (provided the Direct Seller shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradeable, transferable, registered shares in good deliverable form. On each Direct Settlement Date, the Direct Seller will deliver the Net Proceeds (or Gross Proceeds, as applicable) in same day funds to an account designated by the Company. (c) Default by Company or Transfer Agent. The Company agrees that if it, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Direct Settlement Date, in addition to and in no way limiting the rights and obligations set forth in Sections 10(a) (Indemnification of Each Agent) and 11 (Contribution) below, it will indemnify and hold each applicable Agent subject to a Placement Notice with respect to such Placement Shares harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as actually and reasonably incurred, arising out of or in connection with such default

15 [[5258451]] by the Company, and notwithstanding any such default by the Company, will pay to such Agent the commission, discount, or other compensation to which it would otherwise have been entitled absent such default. 6. Representations, Warranties and Covenants of the Company. The Company represents and warrants to each Agent and each Forward Purchaser as of each Applicable Time, and covenants with each Agent and each Forward Purchaser, as follows: (a) Compliance with Registration Requirements. The Registration Statement became effective when filed with the Commission under the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A of the Securities Act have been instituted or are pending or, to the knowledge of the Company, threatened by the Commission. The Company meets the requirements for use of Form S-3 under the Securities Act and has prepared and filed with the Commission the Registration Statement, which is an automatic shelf registration statement, as defined in Rule 405 under the Securities Act, on Form S-3 (File No. 333-235449). (i) (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus) and (C) as of each Applicable Time (with such date being used as the determination date for purposes of this clause (C)), the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. (ii) The Prospectus, when filed and as of its date, complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copies thereof delivered to the Agents and Forward Purchasers for use in connection with the offer and sale of the Shares. The Registration Statement and any post-effective amendment thereto, at the time it became effective and each deemed effective date with respect to the Agents and Forward Purchasers pursuant to Rule 430B(f)(2) of the Securities Act and at each Settlement Date, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were filed with the Commission under the Exchange Act, complied in all material respects with the requirements of the Exchange Act. The Prospectus (including any Prospectus wrapper), as amended or supplemented, as of its date, at each Applicable Time, and at each

16 [[5258451]] Representation Date (as defined in Section 7(n)), did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, the Prospectus or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Agents or Forward Purchasers furnished to the Company in writing by the Agents or Forward Purchasers expressly for use therein, it being understood and agreed that the only such information furnished by the Agents or Forward Purchasers to the Company consists of the Agent Information (as defined herein). There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required. (iii) The Company is not an “ineligible issuer” in connection with the offering of the Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and as of each Applicable Time, did not, does not and will not include any information that conflicted, conflicts with or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, that has not been superseded or modified. Except for the free writing prospectuses, if any, identified in Schedule 3 hereto furnished to the Agents and Forward Purchasers before first use, the Company has not prepared, used or referred to, and will not, without prior consent of the Agents and Forward Purchasers, prepare, use or refer to, any free writing prospectus. (b) Offering Materials Furnished to the Agents and Forward Purchasers. The Company has delivered to the Agents and the Forward Purchasers (i) a complete copy of the Registration Statement, each amendment thereto and each opinion, consent and certificate of experts filed as a part thereof, (ii) conformed copies of the Registration Statement, each amendment thereto and the Prospectus, as amended or supplemented and (iii) any free writing prospectus reviewed and consented to by the Agents and Forward Purchasers, in the case of the preceding

17 [[5258451]] clauses (i)-(iii), in such quantities and at such places as such Agent or Forward Purchaser has reasonably requested. (c) Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the completion of a Placement Agent’s sale (whether acting as Direct Seller or Forward Seller) of all of the Placement Shares pursuant to this Agreement, any offering material in connection with the offering and sale of the Shares, other than the Prospectus, any free writing prospectus reviewed and consented to by such Agent and the Registration Statement. (d) The Agreements. This Agreement has been, and any Confirmation or Terms Agreement will have been, duly authorized, executed and delivered. (e) Authorization of the Shares. The Shares have been duly authorized for issuance and sale pursuant to this Agreement and any Confirmation or Terms Agreement and, when issued and delivered by the Company pursuant to this Agreement or Terms Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Shares. Any Confirmation Shares have been duly authorized and reserved by the Company for issuance and sale to the applicable Forward Purchaser pursuant to such Confirmation and, if and when issued and delivered by the Company pursuant to the applicable Confirmation against payment of any consideration specified therein, will be validly issued, fully paid and non-assessable, and will not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Shares. (f) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement or any Confirmation or Terms Agreement. (g) No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the properties, business, results of operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, other than in the ordinary course of business, nor entered into any material transaction or agreement other than in the ordinary course of business; and (iii) there has been no dividend or other distribution of any kind declared, paid or made by the Company (other than regular quarterly cash dividends consistent with past practice) or, except for

18 [[5258451]] dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class or series of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class or series of capital stock. (h) Independent Accountants. PricewaterhouseCoopers LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) of the Company and its subsidiaries incorporated by reference in the Registration Statement and the Prospectus are (A) independent public or certified public accountants as required by the Securities Act and the Exchange Act and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Exchange Act (“Regulation S-X”). (i) Preparation of the Financial Statements. The financial statements of the Company and its subsidiaries included and incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with GAAP (as defined in Section 22(b)), except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules of the Company and its subsidiaries are required to be included or incorporated by reference in the Registration Statement or the Prospectus. The pro forma consolidated financial statements of the Company and its subsidiaries and the related notes thereto included or incorporated by reference in the Prospectus and in the Registration Statement present fairly the information contained therein, have been prepared in accordance with Article 11 of Regulation S-X with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Prospectus and the Registration Statement regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement and the Prospectus fairly presents the required information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. (j) [Reserved]. (k) Company’s Accounting System. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to

19 [[5258451]] maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as otherwise disclosed in the Prospectus, there have not been and are no significant deficiencies or material weaknesses in the Company’s internal control over financial reporting (whether or not remediated), and except as otherwise disclosed in the Prospectus, since the date of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q (as applicable), there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. (l) Incorporation and Good Standing of the Company and Its Subsidiaries. Each of the Company and its Significant Subsidiaries (as defined in Rule 1-02(w) of Regulation S-X) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership, limited liability company or trust, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement or any Confirmation or Terms Agreement. Each of the Company and each Significant Subsidiary is duly qualified as a foreign corporation, partnership, limited liability company or trust, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or other equity or ownership interests of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the Prospectus, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. Except as otherwise disclosed in the Prospectus, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries listed in Exhibit 21.1 to the Company’s most recent Annual Report on Form 10-K and (ii) such other entities omitted from Exhibit 21.1 which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X. (m) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (other than for subsequent issuances, if any, described in the Prospectus or pursuant to employee benefit plans described in the Prospectus or upon the exercise of outstanding options described in the Prospectus, and other than Shares sold pursuant to this Agreement or any Terms Agreement or Confirmation Shares

20 [[5258451]] delivered in settlement of any Confirmation, in each case prior to the filing of the Company’s next Annual Report on Form 10-K or Quarterly Report on Form 10- Q). The Shares and Confirmation Shares conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding Shares and Confirmation Shares have been or will be duly authorized and, if and when issued and delivered by the Company pursuant to the applicable Confirmation against payment of the applicable consideration specified therein, validly issued and are or will be fully paid and nonassessable. None of the outstanding Shares or Confirmation Shares was, is, or will be issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. (n) Stock Exchange Listing. The Shares and Confirmation Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and are listed on the Exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares or Confirmation Shares under the Exchange Act or delisting the Shares or Confirmation Shares from the Exchange, nor has the Company received any notification that the Commission or the Exchange is contemplating terminating such registration or listing. (o) Non-Contravention of Laws and Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its Significant Subsidiaries is (i) in breach or violation of (A) its charter or bylaws, partnership agreement or operating agreement or similar organizational document, as applicable, (B) any applicable federal, state, local or foreign law, regulation or rule or (C) any applicable rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Exchange), except in the case of the preceding clauses (B) and (C), for such breaches or violations as would not, individually or in the aggregate, result in a Material Adverse Change or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (a “Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, any credit agreement, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company or any of its subsidiaries), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except in the case of such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement and any Confirmation or Terms Agreement, consummation of the transactions contemplated hereby and thereby and by the Prospectus and the issuance and sale of the Shares and Confirmation Shares (i) have been duly authorized by all necessary action (corporate or other) and will not result in any violation of the provisions of the charter or bylaws, partnership agreement or operating agreement or similar organizational document of the Company or any subsidiary, as applicable, (ii) will not conflict with or constitute

21 [[5258451]] a breach of, or a Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any federal, state, local or foreign law, regulation or rule, administrative or court decree or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Exchange) applicable to the Company or any subsidiary, except in the case of the preceding clauses (ii) and (iii), for those conflicts, breaches, Defaults, Debt Repayment Triggering Events or violations that would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement or any Confirmation or Terms Agreement and consummation of the transactions contemplated hereby or thereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, or applicable state securities and blue sky laws. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries. (p) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which have as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, such subsidiary or such officer or director and, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement or any Confirmation or Terms Agreement or (B) any such action, suit or proceeding is or would be material in the context of the sale of Shares or the issuance of Confirmation Shares. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, except where such dispute or disputes, individually or in the aggregate, would not have a Material Adverse Change. (q) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted, except where the failure to own or possess such rights would

22 [[5258451]] not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement is material to the business of the Company and its subsidiaries, except where such infringement would not reasonably be expected to result in a Material Adverse Change. (r) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations, licenses or permits issued by the appropriate state, local, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change. (s) Title to Properties. Except as disclosed in the Prospectus, each of the Company and its subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 6(i) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except such as would not reasonably be expected to result in a Material Adverse Change. Except as disclosed in the Prospectus, none of the real property so owned by the Company or any of its subsidiaries (the “Real Property”) is subject to any options or rights of first refusal to purchase all or part of such real property or any interest therein, except as would not reasonably be expected to result in a Material Adverse Change. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as would not reasonably be expected to result in a Material Adverse Change. (t) No Violation of Laws Pertaining to Real Properties. None of the Company or any of its subsidiaries is in violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning any of the Real Property, except for such violations which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. No written notice of any condemnation of or zoning change affecting the Real Properties or any parts thereof has been received, or, to the knowledge of the Company, threatened, that if consummated would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Each of the Real Properties complies with all applicable zoning laws, ordinances, regulations, development agreements, reciprocal easement agreements and deed restrictions or other covenants in all material respects and, if and to the extent

23 [[5258451]] there is a failure to comply, such failure would not reasonably be expected to result in a Material Adverse Change. (u) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except in any case in which the failure to file or pay would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The Company and its subsidiaries have made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 6(i) above in respect of all federal, state, local and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. No subsidiary of the Company that is a limited partnership or limited liability company has made an election under Section 7701 of the Internal Revenue Code of 1986, as amended (the “Code”), to change its default classification for federal income tax purposes, except for any taxable REIT subsidiary (TRS) of the Company formed in the ordinary course of business of the Company that has been organized as a limited partnership or limited liability company. (v) Investment Company Act. The Company is not, and will not be, after receipt of payment for the Shares, after the settlement of any Confirmation or after the application of the proceeds from either as described under “Use of Proceeds” in the Prospectus, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. (w) Insurance. Each of the Company and its subsidiaries is insured with policies in such amounts and with such deductibles and covering such risks as it reasonably deems adequate for its business, and the Real Property is appropriately insured by institutions the Company reasonably believes to be financially sound. (x) No Price Stabilization or Manipulation; Compliance with Regulation M. The Common Stock is an “actively traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule. Neither the Company nor any of its subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any other “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) whether to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M. The Company acknowledges that the Agents and the Forward Purchasers may engage in passive market making transactions in the Shares on the Exchange in accordance with Regulation M. The Company acknowledges and agrees that each Agent and each Forward Purchaser has informed the Company that it may, to the extent permitted under the Exchange Act, purchase

24 [[5258451]] and sell shares of Common Stock for its own account and for the account of its clients while this Agreement or any Confirmation or Terms Agreement is in effect. (y) [Reserved]. (z) Statistical and Market-Related Data. As of the effective date of the Registration Statement, the statistical, demographic and market-related data included in the Registration Statement and the Prospectus are (i) based on or derived from sources that the Company has no reason to believe are unreliable or inaccurate or (ii) represent the Company’s good faith estimates that are made on the basis of data derived from such sources. (aa) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor any director, officer or employee acting on behalf of the Company or any of its subsidiaries, nor, to the Company’s knowledge, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries (i) has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement and the Prospectus; (ii) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (iii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iv) is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (v) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti- bribery and anti-corruption laws. The Company and its subsidiaries and, to the

25 [[5258451]] knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and all applicable anti-bribery and anti-corruption laws. (bb) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control over Financial Reporting and Compliance with Sarbanes-Oxley. The Company, its subsidiaries and the Company’s directors or officers, in their capacities as such, are in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. Except as otherwise disclosed in the Prospectus, the Company is not aware of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Except as otherwise disclosed in the Prospectus, the Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. (cc) Compliance with Environmental Laws. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements and (iii) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand

26 [[5258451]] letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or any of its subsidiaries. (dd) ERISA Compliance. Except as otherwise disclosed in the Prospectus, the Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance with ERISA, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. None of the Company, its subsidiaries or any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee pension benefit plan” (as defined under ERISA) or (ii) Sections 412, 4971 or 4975 of the Code. As used herein, “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code of which the Company or such subsidiary is a member. (ee) Brokers. Except as otherwise disclosed in the Prospectus or pursuant to this Agreement or any Confirmation or Terms Agreement, there is and will be no broker, finder or other party that is entitled to receive from the Company or any of its subsidiaries any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement or any Confirmation or Terms Agreement. (ff) Dividend Restrictions. Except as otherwise disclosed in the Prospectus and except for limitations imposed with respect to the frequency (but not the amount) of dividends that may be paid by those subsidiaries of the Company with outstanding indebtedness owed to the U.S. Department of Housing and Urban Development (as of the date of this Agreement or any Confirmation or Terms Agreement), no subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company or any other subsidiary of the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or any other subsidiary of the Company or from transferring any property or assets to the Company or to any other subsidiary of the Company. (gg) [Reserved]. (hh) Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the

27 [[5258451]] money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. (ii) REIT Status. Commencing with the Company’s taxable year beginning January 1, 2011, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the Code; and the current and proposed method of operation for the Company and its subsidiaries as described in the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code. (jj) No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries nor any director, officer or employee acting on behalf of the Company or any of its subsidiaries, nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds from the offering of Shares hereunder or under any Terms Agreement or proceeds from the settlement of any Confirmation Shares under any applicable Confirmation, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person in any country or territory that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as agent, underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions (i) with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or (ii) with any Sanctioned Country.

28 [[5258451]] (kk) Regulations T, U, X. Neither the Company nor any of its subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that would reasonably be expected to cause this Agreement, any Terms Agreement or the issuance or sale of the Shares to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System. (ll) Accurate Disclosure. The statements set forth in the Prospectus under the captions “Description of Capital Stock” and “Material U.S. Federal Income Tax Considerations”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate summaries of such legal matters, agreements, documents or proceedings in all material respects. (mm) AIFMD. Neither the Company nor any of its subsidiaries is an alternative investment fund nor an alternative investment fund manager as each term is understood for purposes of the European Union’s Alternative Investment Fund Managers Directive (No. 2011/61/EU) (the “AIFMD”) and any subordinate legislation enacted thereunder, as each has been amended, extended or re-enacted from time to time, including the applicable implementing legislation and regulations of each member state of the European Economic Area. (nn) Cybersecurity; Data Protection. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no known breaches, violations, outages or unauthorized uses of or accesses to same, except as would not, individually or in the aggregate, result in a Material Adverse Change, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification. (oo) Confirmations. Each Confirmation will have been, as of its date, duly authorized, executed and delivered by the Company and when executed and delivered by the Placement Forward Purchaser, such Confirmation will constitute a valid and

29 [[5258451]] binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The description of the form of Confirmation set forth in the General Disclosure Package, Prospectus and any Issuer Free Writing Prospectus is correct in all material respects. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Agents, the Forward Purchasers or counsel for the Agents and Forward Purchasers shall be deemed a representation and warranty by the Company to the Agents and the Forward Purchasers, as applicable, as to the matters covered thereby. The Company acknowledges that the Agents, Forward Purchasers and, for purposes of the opinions to be delivered pursuant to Section 7 hereof, counsel to the Company and counsel to the Agents and Forward Purchasers, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance. 7. Additional Covenants of the Company. The Company further covenants and agrees with each Agent and Forward Purchaser that: (a) Registration Statement Amendments; Securities Act Compliance. After the date of this Agreement and during any period in which a Prospectus relating to any Shares is required to be delivered by the Agents and Forward Purchasers under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rules 153 and 172 under the Securities Act), the Company shall (i) promptly advise the Agents and Forward Purchasers in writing of the receipt of any comments of, or requests for additional or supplemental information from, the Commission that are reasonably related to the transactions contemplated by this Agreement; (ii) promptly advise the Agents and Forward Purchasers, as applicable, in writing of the time and date of any filing of any post- effective amendment to the Registration Statement or any amendment or supplement to any free writing prospectus or the Prospectus; (iii) promptly advise the Agents and Forward Purchasers in writing of the time and date that any post- effective amendment to the Registration Statement becomes effective; (iv) promptly advise the Agents and Forward Purchasers in writing of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to the Prospectus or of any order preventing or suspending the use of any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes or pursuant to Section 8A of the Securities Act; (v) prepare and file with the Commission, promptly upon an Agent’s or Forward Purchaser’s request, any amendments or supplements to the Registration Statement or Prospectus that, in

30 [[5258451]] such Agent’s or Forward Purchaser’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Shares by the Agents (provided, however, that the failure of such Agent or Forward Purchaser to make such request shall not relieve the Company of any obligation or liability hereunder, or affect such Agent’s or Forward Purchaser’s right to rely on the representations and warranties made by the Company in this Agreement); and (vi) furnish to each Agent and each Forward Purchaser at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except in the case of clauses (ii), (iii) and (vi) for those documents available via EDGAR. If the Commission shall enter any such stop order described in clause (iv) at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rule 424(b), Rule 433, Rule 430B and Rule 430C, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or Rule 433 are made in a timely manner. (b) Delivery of Registration Statement and Prospectus. The Company shall furnish to each Agent and each Forward Purchaser and its counsel, without charge, as many copies as each Agent or Forward Purchaser may reasonably request of the Registration Statement (including exhibits thereto), the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Shares is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable, and, at an Agent’s or Forward Purchaser’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to an Agent or Forward Purchaser to the extent such document is available to such Agent, Forward Purchaser or the public on EDGAR. (c) Agents’ and Forward Purchasers’ Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Registration Statement or the Prospectus in connection with the transactions contemplated by this Agreement, the Company shall furnish to the Agents and Forward Purchasers for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement without the Agents’ and Forward Purchasers’ consent (not to be unreasonably withheld or delayed), and shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule with respect to the transactions contemplated by this Agreement.

31 [[5258451]] (d) Free Writing Prospectuses. The Company shall furnish to the Agents and Forward Purchasers for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed issuer free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company and the Company shall not file, use or refer to any issuer proposed free writing prospectus or any amendment or supplement thereto without the Agents’ and Forward Purchasers’ consent (not to be unreasonably withheld or delayed). The Company shall furnish to the Agents and Forward Purchasers, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by, the Company, as the Agents and Forward Purchasers may reasonably request. If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Shares, there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or, when taken together with the Registration Statement, included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Agents and Forward Purchasers for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Agents’ and Forward Purchasers’ consent (not to be unreasonably withheld or delayed). (e) Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Shares is required to be delivered by an Agent or Forward Purchaser under the Securities Act with respect to a pending sale of the Shares (including in circumstances where such requirement may be satisfied pursuant to Rules 153 or 172 under the Securities Act), the Company will comply in all material respects with the requirements imposed upon it by the Securities Act, as from time to time in force, and shall file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then

32 [[5258451]] existing, not misleading, or if in the opinion of the Company or such Agent, Forward Purchaser or counsel for such Agent or Forward Purchaser it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company will promptly notify such Agent or Forward Purchaser to suspend the offering of Shares during such period and the Company agrees (subject to Sections 7(c) and 7(d)) to promptly prepare, file with the Commission and furnish at its own expense to the Agents and Forward Purchasers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law, including the Securities Act. Neither the Agents’ nor Forward Purchasers’ consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Sections 7(c) or (d). (f) Listing of Placement Shares. During any period in which the Prospectus relating to the Shares is required to be delivered by any Agent or Forward Purchaser under the Securities Act with respect to a pending sale of the Shares (including in circumstances where such requirement may be satisfied pursuant to Rules 153 or 172 under the Securities Act) and until all obligations under any Confirmation have been discharged, the Company will use its reasonable efforts to effect and maintain the listing of the Shares on the Exchange. (g) Earnings Statement. The Company shall make generally available to its security holders, as soon as practicable, but in any event no later than fifteen months after the effective date of the Registration Statement (as such date is defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. (h) Expenses. The Company will pay or cause to be paid all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, including without limitation (i) all expenses incident to the issuance and delivery of the Shares and Confirmation Shares (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Shares and Confirmation Shares; (iii) all necessary issue, transfer and other stamp taxes or governmental duties in connection with the issuance and sale of the Shares and Confirmation Shares to the Agents or Forward Purchasers, as applicable; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Prospectus, any free writing prospectuses prepared by

33 [[5258451]] or on behalf of, used by, or referred to by the Company, and all amendments and supplements thereto, this Agreement, any Confirmation and any Terms Agreement; (vi) all filing fees, attorneys’ fees and expenses incurred by the Company, the Forward Purchasers or the Agents in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the securities laws of the United States, state securities or “blue sky” laws, the provincial securities laws of Canada or other jurisdictions designated by the Agents or Forward Purchasers, and, if requested by any Agent or Forward Purchaser, preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper”, and any supplements thereto, advising such Agent or Forward Purchaser of such qualifications, registrations and exemptions; (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Agents and Forward Purchasers in connection with, review by the Financial Industry Regulatory Authority, Inc. (“FINRA”), if any, and approval of any Agent’s or Forward Purchaser’s participation in the offering and distribution of the Shares; (viii) the fees and expenses associated with including the Shares on the Exchange; (ix) all other fees, costs and expenses of the nature referred to in Item 14 of Part II of the Registration Statement; and (x) all reasonable fees, disbursements and expenses of Cravath, Swaine & Moore LLP, counsel to the Agents and Forward Purchasers, in connection with the transactions contemplated by this Agreement (including, for the avoidance of doubt, the expenses in connection with the deliverables and associated due diligence at each Representation Date), any Confirmation or Terms Agreement and as agreed upon from time to time by the Company, the Agents and Forward Purchasers (such expenses in clause (x) above, the “Agent and Forward Purchaser Legal Expenses”). The Agent and Forward Purchaser Legal Expenses shall be due and payable by the Company reasonably promptly upon written request. Except as provided in this Section 7(h), Section 10 and Section 11 hereof, or as otherwise agreed by the parties hereto, each Agent and each Forward Purchaser shall pay its own expenses, including the fees and disbursements of its counsel. (i) Use of Proceeds. The Company will apply the Net Proceeds from the sale of the Shares to be sold by it hereunder in the manner described under the caption “Use of Proceeds” in the Prospectus. (j) Notice of Other Sales. During the pendency of any Placement Notice given hereunder or any Confirmation or Terms Agreement, the Company shall provide the applicable Agents or Forward Purchasers notice as promptly as reasonably practicable before it offers to sell, contracts to sell, sells, pledges, grants any option to sell or otherwise disposes of any shares of Common Stock (other than Placement Shares offered pursuant to the provisions of this Agreement or Shares offered pursuant to any Confirmation or Terms Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided that such notice shall not be required in connection with (i) the issuance, grant or sale of Common Stock, restricted stock units, options to purchase Common Stock or Common Stock

34 [[5258451]] issuable upon the vesting or exercise of options or other equity awards pursuant to any stock option, stock bonus or other stock or compensatory plan or arrangement described in the Prospectus, (ii) the issuance of securities in connection with an acquisition, merger or sale, joint venture, or purchase of assets described in the Prospectus, (iii) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time provided the implementation of such is disclosed to the Agents and Forward Purchasers in advance or (iv) the issuance of any Common Stock issuable upon the redemption of outstanding partnership units in accordance with the limited partnership agreement of Sabra Health Care Limited Partnership. (k) Change of Circumstances. The Company will, at any time during a fiscal quarter in which the Company tenders a Notice or Placement Notice, sells Placement Shares, enters into a Terms Agreement or sells Shares pursuant to a Terms Agreement or enters into a Confirmation, advise the Agents or Forward Purchasers, as applicable, as promptly as reasonably practicable prior to the delivery of such Notice or Placement Notice or entering into of such Terms Agreement or Confirmation, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to the Agents and Forward Purchasers pursuant to this Agreement. (l) Due Diligence Cooperation. The Company will cooperate with any commercially reasonable due diligence review conducted by the Agents and Forward Purchasers, or their respective agents, in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, upon reasonable notice during regular business hours and at the Company’s principal offices, as any of the Agents or Forward Purchasers may reasonably request (i) on or prior to the date that the first Shares are sold pursuant to the terms of this Agreement or any Confirmation or Terms Agreement and (ii) prior to each Representation Date. The Company will make available its appropriate officers and cause such officers to participate in a call, or such other due diligence session, in form and substance reasonably satisfactory to the Agents and Forward Purchasers and their counsel prior to each Representation Date (including, without limitation, the availability of the chief financial officer to respond to questions regarding the business and financial condition of the Company) or otherwise as any of the Agents or Forward Purchasers may reasonably request from time to time; such call or due diligence session shall be for the purpose of updating the Agents’ and Forward Purchasers’ due diligence review of the Company in connection with the transactions contemplated hereby. The obligations set forth in the preceding sentence of this Section 7(l) shall be suspended during a Suspension Period. On a Suspension Rescission Date, the provisions of this Section 7(l) shall once again be operative. (m) Required Filings Relating to Placement and Sale of Shares. The Company agrees that on or prior to such dates as the Securities Act shall require, the Company will (i) file and disclose in a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act or (ii) disclose in its

35 [[5258451]] Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, as applicable, the number of Shares sold through the Agents under this Agreement or any Confirmation or Terms Agreement, the Net Proceeds to the Company, the compensation paid by the Company with respect to sales of Shares pursuant to this Agreement or any Confirmation or Terms Agreement during the relevant period and any other information regarding the Shares that the Company reasonably believes is required to comply with the Securities Act. The Company agrees to deliver such number of copies of each such prospectus supplement (if any) to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market. If, to the knowledge of the Company, any filing required by Rule 424 in connection with an offering of Shares shall not have been made, or if the representations and warranties of the Company contained in this Agreement shall not be true and correct on the applicable Settlement Date (or date of sale of Shares pursuant to a Confirmation or Terms Agreement), the Company will offer to any person who has agreed to purchase Shares from or through the Agents (or, in the case of a sale to an Agent pursuant to a Terms Agreement, such Agent itself) the right to refuse to purchase and pay for such Shares. (n) Representation Dates; Certificate. On the date of this Agreement and on or prior to the date that the first Shares are sold pursuant to the terms of this Agreement or any Confirmation or Terms Agreement and (A) each time the Company (i) files the Prospectus relating to the Shares or amends or supplements the Registration Statement or the Prospectus relating to the Shares (other than a prospectus supplement filed in accordance with Section 7(m) of this Agreement) by means of a post-effective amendment, sticker or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Shares; (ii) files an Annual Report on Form 10-K under the Exchange Act; (iii) files its Quarterly Reports on Form 10-Q under the Exchange Act; or (iv) files a Current Report on Form 8-K containing amended financial information (other than an earnings release, to “furnish” information pursuant to Items 2.02 or 7.01 of Form 8-K, and other than a report on Form 8-K containing financial information of a tenant of the Company or its subsidiaries) under the Exchange Act and (B) upon a Suspension Rescission Date and as reasonably requested (each date of filing of one or more of the documents referred to in clauses (i) through (iv) above and any Suspension Rescission Date referred to in clause (B) shall be a “Representation Date”); the Company shall furnish the Agents and Forward Purchasers with a certificate, in the form attached hereto as Exhibit 7(n) within three (3) Trading Days of any Representation Date if requested by any Agent, Forward Purchaser or its counsel. The requirement to provide a certificate under this Section 7(n) is hereby waived for any Representation Date occurring at a time at which no Placement Notice is pending or at which no Confirmation or Terms Agreement is outstanding, which waiver shall continue until the earlier to occur of the date the Company delivers a Notice hereunder or enters into a Confirmation or Terms Agreement (which, in each case for such calendar quarter, shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not

36 [[5258451]] apply for any Representation Date referred to in clause (A)(i) and (ii) of this Section 7(n); provided further, however, that the obligation of the Company under this Section 7(n) shall be deferred during any Suspension Period and shall recommence upon any Suspension Rescission Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following a Representation Date when the Company relied on such waiver and did not provide the Agents and Forward Purchasers with a certificate under this Section 7(n), then before the Company delivers the Notice, executes a Terms Agreement or Confirmation Notice or any Agent sells any Shares (whether as Placement Shares (including Forward Hedge Shares sold pursuant to a Confirmation) or Shares sold pursuant to a Terms Agreement), the Company shall provide the Agents and Forward Purchasers with a certificate, in the form attached hereto as Exhibit 7(n), dated the date of such Notice, Confirmation or Terms Agreement. (o) Legal Opinion of Counsel for the Company. On or prior to the date that the first Shares are sold pursuant to the terms of this Agreement or any Confirmation or Terms Agreement and within three (3) Trading Days of any Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(n) for which no waiver is applicable, the Company shall cause to be furnished to the Agents the written opinions of each of (i) O’Melveny & Myers LLP, (ii) Venable LLP and (iii) Fried, Frank, Harris, Shriver & Jacobson LLP, or other counsel satisfactory to the Agents and Forward Purchasers, in form and substance satisfactory to the Agents, the Forward Purchasers and their counsel, dated the date that each opinion is required to be delivered, substantially similar to the forms attached hereto as Exhibit 7(o)(1), Exhibit 7(o)(2) and Exhibit 7(o)(3), respectively, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, counsel may furnish the Agents and Forward Purchasers with a letter (a “Reliance Letter”) to the effect that the Agents and Forward Purchasers may rely on a prior opinion delivered under this Section 7(o) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date). The obligation of the Company under this Section 7(o) shall be deferred during any Suspension Period and shall recommence upon a Suspension Rescission Date. (p) Comfort Letter. (i) On or prior to the date that the first Shares (including Forward Hedge Shares) are sold pursuant to the terms of this Agreement or any Confirmation or Terms Agreement and within three (3) Trading Days of any Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(n) for which no waiver is applicable, the Company shall cause (a) PricewaterhouseCoopers LLP, independent public or certified public accountants for the Company, to furnish the Agents and Forward

37 [[5258451]] Purchasers a letter dated the date the letter is delivered and addressed to the Agents and Forward Purchasers, in form and substance satisfactory to the Agents and Forward Purchasers, (i) containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters, delivered according to Auditing Standard 6101 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information of the Company and its subsidiaries contained or incorporated by reference in the Registration Statement, the Prospectus, and each free writing prospectus, if any, and, with respect to each letter dated the date hereof only, the Prospectus and (ii) confirming that they are (A) independent public or certified public accountants as required by the Securities Act and the Exchange Act and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X (the “PwC Comfort Letter”, and the first such letter, the “Initial PwC Comfort Letter”) and (b) PricewaterhouseCoopers LLP to update the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such later date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter. The obligations of the Company under this Section 7(p)(i) shall be deferred during any Suspension Period and shall recommence upon a Suspension Rescission Date. (ii) On or prior to the date that the first Shares (including Forward Hedge Shares) are sold pursuant to the terms of this Agreement or any Confirmation or Terms Agreement and within three (3) Trading Days of any Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(n) for which no waiver is applicable, but only for so long as financial statements of Care Capital Properties, Inc. (“CCP”) and its subsidiaries are required to be presented in the Registration Statement pursuant to Rule 3- 05(b)(4)(iii) of Regulation S-X, the Company shall cause KPMG LLP, independent public or certified public accountants for CCP, to furnish the Agents and Forward Purchasers a letter dated the date the letter is delivered and addressed to the Agents and Forward Purchasers, in form and substance satisfactory to the Agents and Forward Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters, delivered according to Auditing Standard 6101 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information of CCP and its subsidiaries contained or incorporated by reference in the Registration Statement, the Prospectus, and each free writing prospectus, if any, and, with respect to each letter dated the date hereof only, the Prospectus (the “KPMG Comfort Letter”, and the first such letter, the “Initial KPMG Comfort Letter”; the KPMG Comfort Letter, together with the PwC Comfort Letter, the “Comfort Letters”).

38 [[5258451]] (q) Insurance. Each of the Company and its subsidiaries shall maintain, or cause to be maintained, insurance in such amounts and with such deductibles and covering such risks as it reasonably deems adequate for their businesses, and the real property owned by the Company and its subsidiaries is appropriately insured by institutions the Company reasonably believes to be financially sound. (r) Compliance with Laws. The Company and each of its subsidiaries shall maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state, local or foreign law in order to conduct their respective businesses as described in the Prospectus, and the Company and each of its subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations could not reasonably be expected to result in a Material Adverse Change. (s) REIT Treatment. The Company currently intends to continue to qualify as a REIT under the Code and to use commercially reasonable efforts to enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for subsequent tax years that include any portion of the term of this Agreement or any Terms Agreement. (t) Securities Act and Exchange Act. The Company will use its commercially reasonable efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares as contemplated by the provisions hereof and the Prospectus, including the filing of any and all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act. (u) No Offer to Sell. Other than a free writing prospectus approved in advance in writing by the Company and an Agent in its capacity as agent hereunder or as principal pursuant to a Terms Agreement, the Company (including its agents and representatives, other than an Agent or Forward Purchaser in its capacity as such) will not, directly or indirectly, use, authorize, approve or refer to any free writing prospectus relating to the Shares to be sold by an Agent as agent hereunder or as principal pursuant to a Terms Agreement. (v) Filing of Free Writing Prospectuses. The Company shall not take any action that would result in any Agent, any Forward Purchaser or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of an Agent that such Agent otherwise would not have been required to file thereunder. (w) Blue Sky Compliance. The Company (i) shall cooperate with the Agents, Forward Purchasers and counsel for the Agents and Forward Purchasers to qualify

39 [[5258451]] or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by any Agent or Forward Purchaser, (ii) shall comply with such laws and (iii) shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Agents and Forward Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable efforts to obtain the withdrawal thereof at the earliest possible moment. (x) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares. (y) Company to Provide Copy of the Prospectus in Form that May Be Downloaded from the Internet. The Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Agents and Forward Purchasers an “electronic Prospectus” to be used by the Agents in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format satisfactory to the Agents and Forward Purchasers that may be transmitted electronically by the Agents and Forward Purchasers to offerees and purchasers of the Shares; (ii) it shall disclose the same information as the paper Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Agents and Forward Purchasers, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). (z) Future Reports to the Agents and Forward Purchasers. For so long as the delivery of a prospectus is required in connection with the offer and sale of the Shares, the Company will furnish to the Agents and Forward Purchasers at the applicable addresses set forth on Schedule 4 attached hereto: (i) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, FINRA or any securities exchange; and (ii) as soon as available, copies of any report or communication of the Company

40 [[5258451]] mailed generally to holders of its capital stock; provided that, in each case, the Company will be deemed to have furnished the foregoing documents as required by this Section to the extent they are filed with the Commission and publicly accessible on EDGAR. (aa) Renewal of Registration Statement. The date of this Agreement or any Terms Agreement is not more than three years subsequent to the initial effective date of the Registration Statement (the “Renewal Date”). If, immediately prior to the Renewal Date, this Agreement or any Confirmation or Terms Agreement has not terminated and a prospectus is required to be delivered or made available by any Agent or Forward Purchaser under the Securities Act or the Exchange Act in connection with the sale of Shares, the Company will, prior to the Renewal Date, file, if it has not already done so, a new shelf registration statement or, if applicable, an automatic shelf registration statement relating to such Shares, and, if such registration statement is not an automatic shelf registration statement, will use its commercially reasonable efforts to cause such registration statement to be declared effective within 60 days after the Renewal Date, and will take all other reasonable actions necessary or appropriate to permit the public offer and sale of such Shares to continue as contemplated in the expired registration statement relating to such Securities. References herein to the “Registration Statement” shall include such new shelf registration statement or automatic shelf registration statement, as the case may be. (bb) No Stabilization or Manipulation. None of the Company or its subsidiaries, or any affiliate of the Company or its subsidiaries, will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Shares or to result in a violation of Regulation M under the Exchange Act. (cc) Reservation of Shares of Common Stock. The Company shall reserve and keep available at all times, free of preemptive rights, a number of authorized and unissued shares of Common Stock sufficient to enable the Company to satisfy its obligations to issue all Shares and Confirmation Shares pursuant to this Agreement, any Confirmation and any Terms Agreement. 8. Covenant of Each Agent and Forward Purchaser. Each Agent and Forward Purchaser covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Agent or Forward Purchaser that otherwise would not be required to be filed by the Company thereunder, but for the action of such Agent or Forward Purchaser. 9. Conditions to the Agents’ Obligations. The obligations of the Agents and Forward Purchasers hereunder and under each Confirmation and Terms Agreement, as applicable, shall be subject to the continuing accuracy of the representations and warranties on the

41 [[5258451]] part of the Company set forth in Section 6 hereof, to the timely performance by the Company of its covenants and other obligations hereunder and under each Confirmation and Terms Agreement, as applicable, to the completion by the Agents and Forward Purchasers of a due diligence review satisfactory to each Agent and each Forward Purchaser in its reasonable judgment and to the continuing satisfaction (or waiver by the Agents and Forward Purchasers in their sole discretion) of each of the following additional conditions: (a) Registration Statement Effective. The Registration Statement shall be effective and shall be available for (i) all sales of Placement Shares issued pursuant to all prior Placement Notices; (ii) the sale of all Placement Shares contemplated to be issued by any Placement Notice; and (iii) all sales of Shares (including Forward Hedge Shares) pursuant to any Confirmation or Terms Agreement. (b) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (ii) receipt by the Company or any of its subsidiaries of any request for additional information from the Commission or any other self-regulatory organization or federal, state, local or foreign governmental or regulatory commission, board, authority, agency, court, administrative or other governmental body having jurisdiction over the Company, during the period of effectiveness of the Registration Statement, the response to which would require any post- effective amendments or supplements to the Registration Statement or the Prospectus; and (iii) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or such documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. (c) No Misstatement or Material Omission. The Registration Statement and Prospectus, and any amendment or supplement thereto, shall not contain any untrue statement of a material fact, or omit to state a material fact that is required to be stated therein or is necessary to make the statements therein not misleading. (d) Material Changes. Except as otherwise disclosed in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have occurred (i) any Material Adverse Change in the judgment of the Agents and Forward Purchasers and (ii) any downgrading in the rating accorded any

42 [[5258451]] securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act that is so material as to make it impracticable or inadvisable in the sole judgment of the Agents and Forward Purchasers to proceed with the offering of the Shares on the terms and in the manner contemplated in the Prospectus. (e) Company Counsel Legal Opinion. The Agents and Forward Purchasers shall have received the opinions or reliance letter, as applicable, of each of (i) O’Melveny & Myers LLP, (ii) Venable LLP and (iii) Fried, Frank, Harris, Shriver & Jacobson LLP required to be delivered pursuant to Section 7(o) on or before the date on which such delivery of such opinion is required pursuant to Section 7(o). (f) Opinion of Counsel for the Agents and Forward Purchasers. On or prior to the date that the first Shares (including Forward Hedge Shares) are sold pursuant to the terms of this Agreement, any Confirmation or any Terms Agreement and within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(n) for which no waiver is applicable, the Agents and Forward Purchasers shall have received from Cravath, Swaine & Moore LLP, counsel for the Agents and Forward Purchasers, such opinion or opinions, dated the date that the opinion is required to be delivered, with respect to such matters as the Agents and Forward Purchasers may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters; provided, however, that the obligation of Cravath, Swaine & Moore LLP under this Section 9(f) shall be deferred during any Suspension Period and shall recommence upon a Suspension Rescission Date. (g) Comfort Letter. The Agents and Forward Purchasers shall have received the Comfort Letters required to be delivered pursuant to Sections 7(p)(i) and 7(p)(ii) on or before the date on which such delivery of such letters is required pursuant to Sections 7(p)(i) and 7(p)(ii). (h) Representation Certificate. The Agents and Forward Purchasers shall have received the certificate required to be delivered pursuant to Section 7(n) on or before the date on which delivery of such certificate is required pursuant to Section 7(n). (i) No Stop Order. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect and no proceedings for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A of the Securities Act, shall have been instituted or are pending or, to the knowledge of the Company, threatened by the Commission. (j) No Suspension. Trading in the Shares shall not have been suspended on the Exchange.

43 [[5258451]] (k) Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(n), the Agents, Forward Purchasers and their counsel shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, in any applicable Confirmation or Terms Agreement, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained, including, without limitation, certain certificates signed by the Chief Financial Officer of the Company in his capacity as such on behalf of the Company, in the form reasonably requested by the Agents; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement, any Confirmation or Terms Agreement shall be satisfactory in form and substance to the Agents, Forward Purchasers and their counsel. (l) Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Notice hereunder or the commencement of any sales pursuant to any Confirmation or Terms Agreement shall have been made within the applicable time period prescribed for such filing by Rule 424. (m) Approval for Listing. Either (i) the Shares shall have been approved for listing on the Exchange, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Shares on the Exchange at, or prior to, the issuance of any Notice or the commencement of any sales pursuant to any Confirmation or Terms Agreement. (n) Actively-Traded Security. The Common Stock shall be an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule. (o) No Termination Event. There shall not have occurred any event that would permit the Agents to terminate this Agreement, any Confirmation or any Terms Agreement pursuant to Section 13(a). If any condition specified in this Section 9 is not satisfied when and as required to be satisfied, this Agreement, any Confirmation or any Terms Agreement may be terminated by any Agent or Forward Purchaser, as applicable (as to itself only), by notice to the Company at any time, which termination shall be without liability on the part of any party to any other party, except that Section 7(h), Section 9 and Section 10 shall at all times be effective and shall survive such termination. 10. Indemnification. (a) Indemnification of Each Agent and Each Forward Purchaser. The Company agrees to indemnify and hold harmless each Agent and each Forward Purchaser,

44 [[5258451]] their affiliates, officers, directors, employees and agents, and each person, if any, who controls such Agent or Forward Purchaser within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Agent or Forward Purchaser or such affiliate, officer, director, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any act or failure to act or any alleged act or failure to act by such Agent or Forward Purchaser in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above; and to reimburse such Agent or Forward Purchaser and each such affiliate, officer, director, employee, agent or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by such Agent or Forward Purchaser) as such expenses are reasonably incurred by such Agent or Forward Purchaser or such affiliate, officer, director, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information relating to such Agent or Forward Purchaser furnished to the Company by such Agent expressly for use in the Registration Statement, any such free writing prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by such Agent or Forward Purchaser to the Company consists of the Agent Information. The indemnity agreement set forth in this Section 10(a) shall be in addition to any liabilities that the Company may otherwise have. (b) Indemnification of the Company, Its Directors and Officers. Each Agent and each Forward Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the

45 [[5258451]] Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Agent or Forward Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case of clauses (i) and (ii) above to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus or such free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, in reliance upon and in conformity with the Agent Information, and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that, with respect to each Agent and each Forward Purchaser, “Agent Information” shall mean only the information that such Agent or Forward Purchaser has furnished to the Company expressly for use in the Registration Statement, the Prospectus and any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto), which consists exclusively of the names of the Agents and Forward Purchasers set forth on the front and back cover of the Prospectus Supplement. The indemnity agreement set forth in this Section 10(b) shall be in addition to any liabilities that such Agent or Forward Purchaser may otherwise have. (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 10, notify the indemnifying party

46 [[5258451]] in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder to the extent it is not prejudiced as a proximate result of such failure, and in any event will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and (to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party) to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the applicable Agent(s) and Forward Purchaser(s) (in the case of counsel for the indemnified parties referred to in Section 10(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 10(b) above)); (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred. (d) Settlements. The indemnifying party under this Section 10 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

47 [[5258451]] Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 10(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. 11. Contribution. If the indemnification provided for in Section 10 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall severally contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable Agents and Forward Purchasers, on the other hand, from the offering of the Shares pursuant to this Agreement or to any Confirmation or Terms Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the applicable Agents and Forward Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the applicable Agents and Forward Purchasers, on the other hand, in connection with the offering of the Shares pursuant to this Agreement or any Confirmation or Terms Agreement shall be deemed to be in the same respective proportions as the sum of (i) the total Net Proceeds received by the Company from the offering of Placement Shares pursuant to an applicable Placement (which shall be deemed to include the proceeds that would be received by the Company upon physical settlement of any Placement Shares sold under any Confirmation assuming that the aggregate amount payable by the applicable Forward Purchaser under such Confirmation is equal to the aggregate amount of the net proceeds realized upon the sales of the Placement Shares) and (ii) the net proceeds received by the Company pursuant to a sale of Shares under an applicable Terms Agreement, bears to the total compensation received by the applicable Agents and Forward Purchasers, or to which the applicable Agents and Forward Purchasers are entitled to receive but have not yet received (whether through the sale of Shares through a Placement or pursuant to a Terms Agreement). For the

48 [[5258451]] avoidance of doubt, the “Net Proceeds” received by a Forward Purchaser upon the sale of Shares by an Agent as forward seller shall be calculated based on the aggregate value of the Spread (as defined in the related Confirmation) retained by such Forward Purchaser in respect of the forward stock purchase transaction related to such Shares (net of any hedging and other costs associated with such transaction and the related Confirmation). The relative fault of the Company, on the one hand, and the applicable Agents and Forward Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the applicable Agents and Forward Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 10(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 10(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 11; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 10(c) for purposes of indemnification. The Company, the Agents and the Forward Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 11. Notwithstanding the provisions of this Section 11, an Agent or Forward Purchaser shall not be required to contribute any amount in excess of the compensation received by it in connection with a sale of Shares to the public through (i) a Placement and (ii) any applicable Confirmation or Terms Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 11, each officer, director, affiliate, employee and agent of an Agent or Forward Purchaser and each person, if any, who controls such Agent or Forward Purchaser within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Agent or Forward Purchaser, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company. 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Agents and Forward Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Agents, the Forward Purchasers or the Company or any of its or their

49 [[5258451]] officers, directors, affiliates, employees or agents or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Shares sold under this Agreement and pursuant to any Confirmation or any Terms Agreement, and any termination of this Agreement. 13. Termination of This Agreement. (a) Each Agent and each Forward Purchaser shall have the right, by giving notice as hereinafter specified at any time, to terminate its obligations pursuant to a Placement Notice or any Terms Agreement if (i) trading in any of the Company’s securities shall have been suspended or limited by the Commission or by the Exchange or in any over-the-counter market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in the United States’ or international political, financial or economic conditions, as in the judgment of such Agent or Forward Purchaser is material and adverse and makes it impracticable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of such Agent or Forward Purchaser there shall have occurred any Material Adverse Change; (v) the Company or any of its subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of such Agent or Forward Purchaser may interfere materially with the conduct of the business and operations of the Company and any of its subsidiaries taken as a whole regardless of whether or not such loss shall have been insured; or (vi) any material disruption of settlements of securities or clearance services in the United States that would materially impair settlement and clearance with respect to the Shares. Any termination pursuant to this Section 13(a) shall be without liability on the part of (A) the Company to such Agent or Forward Purchaser, except that the Company shall be obligated to reimburse the expenses of such Agent pursuant to Section 7(h) hereof, (B) such Agent or Forward Purchaser to the Company, or (C) of any party hereto to any other party except that the provisions of Section 10 and Section 11 shall at all times be effective and shall survive such termination. (b) The Company shall have the right to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination hereunder shall be without liability of any party to any other party except that the provisions of Section 5(c), 7(h), Section 10, Section 11, Section 18 and Section 19 hereof shall remain in full force and effect notwithstanding such termination.

50 [[5258451]] (c) Each Agent and each Forward Purchaser shall have the right to terminate its obligations hereunder or pursuant to any Terms Agreement (in each case, as to itself only) in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(h), Section 10, Section 11, Section 18 and Section 19 hereof shall remain in full force and effect notwithstanding such termination. (d) Unless earlier terminated pursuant to this Section 13, this Agreement and any Terms Agreement shall automatically terminate upon the issuance and sale of all of the Shares through the Agents on the terms and subject to the conditions set forth herein; provided that the provisions of Section 7(h), Section 10, Section 11, Section 18 and Section 19 hereof shall remain in full force and effect notwithstanding such termination. (e) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 13(a), (b), (c) or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(h), Section 10, Section 11, Section 18 and Section 19 shall remain in full force and effect. (f) Any termination of this Agreement, any Confirmation or any Terms Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by such Agent, Forward Purchaser or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, or prior to the Time of Delivery (as defined in Exhibit 5) for any sale of Shares pursuant to a Terms Agreement, such Shares shall settle in accordance with the provisions of this Agreement, such Confirmation or such Terms Agreement, as applicable. (g) Notwithstanding anything to the contrary contained in this Agreement, no termination of this Agreement shall effect the validity, effectiveness or enforceability of any executed Confirmation or Terms Agreement and any such executed Confirmation and Terms Agreement shall remain in full force and effect notwithstanding such termination (subject to the terms and conditions of such Confirmation or Terms Agreement). (h) Notwithstanding anything to the contrary contained in this Agreement, no termination of this Agreement shall affect or impair the Agents’ or, if applicable, the Placement Forward Purchasers’ respective rights or obligations with respect to Shares sold or borrowed and sold under this Agreement, or, if applicable, any Confirmation prior to such termination (including with respect to Shares sold that have not yet settled and, in the case of any Shares borrowed by or on behalf of a Forward Purchaser and sold by or through an Agent in connection with a Forward Sale, the obligation to enter into the resulting Confirmation).

51 [[5258451]] 14. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or emailed and confirmed to the parties hereto as follows: If to an Agent or Forward Purchaser: The applicable Agent or Forward Purchaser at the address set forth in Schedule 2 hereto. with a copy to: Cravath, Swaine & Moore LLP 825 Eighth Avenue New York, New York 10019 Attention: Sasha Rosenthal-Larrea Email: srosenthal-larrea@cravath.com If to the Company: Sabra Health Care REIT, Inc. 18500 Von Karman Avenue, Suite 550 Irvine, California 92612 Attention: Richard K. Matros Email: rmatros@sabrahealth.com with a copy to: O’Melveny & Myers LLP 610 Newport Center Drive, 17th Floor Newport Beach, California 92660 Attention: Andor D. Terner Email: aterner@omm.com Any party hereto may change the address for receipt of communications by giving written notice to the others. 15. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company, the Agents and the Forward Purchasers and their respective successors and the affiliates, controlling persons, officers, directors, employees and agents referred to in Section 10 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. No party may assign its rights or obligations under this Agreement without the prior written consent of the other parties; provided, however, that each Agent and each Forward Purchaser may assign its rights and obligations hereunder to an affiliate of such Agent or Forward Purchaser without

52 [[5258451]] obtaining the Company’s or any other Agent’s or Forward Purchaser’s consent. The term “successors” shall not include any purchaser of the Shares as such from the Agents or Forward Purchasers merely by reason of such purchase. 16. Adjustments for Stock Splits. The parties acknowledge and agree that all stock-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Shares. 17. Entire Agreement; Amendment; Severability. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement. 18. Applicable Law; Consent to Jurisdiction. This Agreement, any Confirmation and any Terms Agreement, and any claim, controversy or dispute arising under or related thereto, shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement, any Confirmation, any Terms Agreement or the transactions contemplated hereby or thereby shall be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, this Agreement does not prohibit or restrict the Company from filing an arbitration claim in the FINRA arbitration forum as specified in FINRA rules.

53 [[5258451]] 19. Waiver of Jury Trial. The Company, each Agent and each Forward Purchaser each hereby irrevocably waive any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement, any Confirmation, any Terms Agreement or any transaction contemplated hereby or thereby. 20. Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) Each Agent and each Forward Purchaser has been retained solely to act as agent in the capacity of an arm’s-length contractual counterparty to the Company in connection with the sale of the Shares and that no fiduciary, advisory or agency relationship between the Company and any Agent or Forward Purchaser has been created in respect of any of the transactions contemplated by this Agreement, any Confirmation or any Terms Agreement, irrespective of whether such Agent or Forward Purchaser has advised or is advising the Company on other matters; (b) the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement, any Confirmation and any Terms Agreement; (c) the Company has been advised that the Agents and Forward Purchasers and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agents and Forward Purchasers have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) the Company waives, to the fullest extent permitted by law, any claims it may have against the Agents or Forward Purchasers for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Agents and Forward Purchasers shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, partners, employees or creditors of the Company. 21. Counterparts. This Agreement, any Confirmation and any Terms Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement, any Confirmation or any Terms Agreement by one party to the other made by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. 22. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below: (a) “Applicable Time” means the date of this Agreement, each Representation Date, the date on which a Notice is given, any date on which Placement Shares (including Forward Hedge Shares) are sold hereunder, each Settlement Date and each “Trade Date”, “Effective Date” and “Settlement Date” (each as defined

54 [[5258451]] under the applicable Confirmation), or such other time as agreed to by the Company, the Agents and the Forward Purchasers. (b) “GAAP” means United States generally accepted accounting principles, applied on a consistent basis throughout the periods involved. (c) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). (d) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). (e) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. (f) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder. 23. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Agents and Forward Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Agents and Forward Purchasers to properly identify their respective clients. 24. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Agent or Forward Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Agent or Forward Purchaser of this Agreement, any Confirmation or any Terms Agreement, and any interest and obligation in or under this Agreement, any Confirmation or any Terms Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, any Confirmation or any Terms Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

55 [[5258451]] (b) In the event that any Agent or Forward Purchaser that is a Covered Entity or a BHC Act Affiliate of such Agent or Forward Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement, any Confirmation or any Terms Agreement that may be exercised against such Agent or Forward Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement, any Confirmation or any Terms Agreement were governed by the laws of the United States or a state of the United States. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 10 and the contribution provisions of Section 11, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 10 and 11 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, each free writing prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act. [Signature Pages Follow]

[Signature Page to Equity Distribution Agreement] [[5258451]] ACCEPTED as of the date first-above written: BMO CAPITAL MARKETS CORP., as Agent by Name: Nick Stamou Title: Director, Derivatives Operations BANK OF MONTREAL, as Forward Purchaser by Name: Andrew Henderson Title: Director, Derivatives Operations

[Signature Page to Equity Distribution Agreement] [[5258451]] ACCEPTED as of the date first-above written: BOFA SECURITIES, INC., as Agent by Name: Gray Hampton Title: Managing Director BANK OF AMERICA, N.A., as Forward Purchaser by Name: Gray Hampton Title: Managing Director

[Signature Page to Equity Distribution Agreement] [[5258451]] ACCEPTED as of the date first-above written: MUFG SECURITIES AMERICAS INC., as Agent by Name: Jason Demark Title: Director MUFG SECURITIES EMEA PLC, as Forward Purchaser by Name: Title:

[Signature Page to Equity Distribution Agreement] [[5258451]] ACCEPTED as of the date first-above written: STIFEL, NICOLAUS & COMPANY, INCORPORATED, as Agent by Name: Title:

SCHEDULE 1-A [[5258451]] FORM OF DIRECT INSTRUCTION NOTICE From: [ ] Cc: [ ] To: [ ] Subject: Direct Sale Notice Ladies and Gentlemen: Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement among Sabra Health Care REIT, Inc. (the “Company”) and Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., The Huntington Investment Company, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, each as agent, forward seller, and/or as principal under any Terms Agreement (as defined in Section 3 below) (in any such capacity, each an “Agent”, and collectively, the “Agents”) and Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., Citibank, N.A., Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent, Jefferies LLC, KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Raymond James & Associates, Inc., Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, each as a forward purchaser (in such capacity, each a “Forward Purchaser”, and collectively, the “Forward Purchasers”), dated December 11, 2019 (the “Distribution Agreement”), I hereby request on behalf of the Company that [ ], acting as the Placement Agent on behalf of the Company, sell up to [[ ] shares] [$[ ] in aggregate gross proceeds] of the Company’s Common Stock, issued pursuant to the Distribution Agreement, at a minimum market price of $_______ per share, [with no limitation on the number of Shares that may be sold on any single Trading Day][with no more than [[ ] Shares][[ ] in aggregate gross proceeds] sold on any single Trading Day], during the time period beginning [month, day, time] and ending [month, day, time] [the first date on which the Placement Agent sells $[ ] in aggregate gross proceeds of the Company’s Common Stock] [such date in the future as the Company shall notify the Placement Agent in writing (including by email)]. Defined terms that are used but not defined herein shall have the meanings ascribed to them in the Distribution Agreement.

SCHEDULE 1-B [[5258451]] FORM OF FORWARD INSTRUCTION NOTICE From: [ ] Cc: [ ] To: [ ] Subject: Forward Sale Notice Ladies and Gentlemen: Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement among Sabra Health Care REIT, Inc. (the “Company”) and Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., The Huntington Investment Company, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, each as agent, forward seller, and/or as principal under any Terms Agreement (as defined in Section 3 below) (in any such capacity, each an “Agent”, and collectively, the “Agents”) and Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., Citibank, N.A., Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent, Jefferies LLC, KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Raymond James & Associates, Inc., Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, each as a forward purchaser (in such capacity, each a “Forward Purchaser”, and collectively, the “Forward Purchasers”), dated December 11, 2019 (the “Distribution Agreement”), the Company desires to enter into a Forward, including a related Confirmation substantially consistent with the Form Confirmation, in each case on the following terms: Aggregate Maximum Forward Hedge Amount: $[●] Minimum Price per Share: $[●] Maturity Date: [●], 20[●] Percentage for purposes of the Initial Forward Price: [●]% Spread: [●]% Minimum Settlement Shares: [●] Initial Stock Loan Rate: [●]% Maximum Stock Loan Rate: [●]%

[[5258451]] Hedge Completion Date: [●], 20[●] Forward Price Reduction Dates / Amounts ($): [●], 20[●] / $[●] [●], 20[●] / $[●] [●], 20[●] / $[●] [●], 20[●] / $[●] Defined terms that are used but not defined herein shall have the meanings ascribed to them in the Distribution Agreement.

SCHEDULE 2 [[5258451]] THE COMPANY SABRA HEALTH CARE REIT, INC. Richard K. Matros rmatros@sabrahealth.com Harold W. Andrews, Jr. handrews@sabrahealth.com Michael Costa mcosta@sabrahealth.com AGENTS AND FORWARD PURCHASERS Barclays Capital Inc., as Agent 745 Seventh Avenue, New York, New York 10019 Attention: Daniel Sinni Email: Daniel.Sinni@barclayscapital.com, nicholas.cunningham@barclays.com Barclays Bank PLC, as Forward Purchaser 745 Seventh Avenue, New York, New York 10019 Attention: Paul Robinson Email: paul.robinson1@barclays.com, nicholas.cunningham@barclays.com BMO Capital Markets Corp., as Agent 3 Times Square, 25th Floor, New York, New York 10036 Attention: Eric Benedict Facsimile: 212 702 1231 E-mail: Eric.Benedict@bmo.com, Jonathan.Li@bmo.com, Alexander.Watson@bmo.com, Anthony.Albrecht@bmo.com, David1.Friedman@bmo.com, Jaryd.Banach@bmo.com, Sarah.Bloom@bmo.com, Patrick.Rosenthal@bmo.com, Alice.liou@bmo.com, William.levin@bmo.com; neil.dave@bmo.com, Steven.Devilbiss@bmo.com, Andrew.Previc@bmo.com, jeff.brunswick@bmo.com Bank of Montreal, as Forward Purchaser 3 Times Square, 25th Floor, New York, New York 10036 Attention: Eric Benedict Facsimile: 212 702 1231 E-mail: Eric.Benedict@bmo.com, Jonathan.Li@bmo.com, Alexander.Watson@bmo.com, Anthony.Albrecht@bmo.com, David1.Friedman@bmo.com, Jaryd.Banach@bmo.com, Sarah.Bloom@bmo.com, Patrick.Rosenthal@bmo.com, Alice.liou@bmo.com, William.levin@bmo.com; neil.dave@bmo.com, Steven.Devilbiss@bmo.com, Andrew.Previc@bmo.com, jeff.brunswick@bmo.com BofA Securities, Inc., as Agent One Bryant Park, New York, New York 10036 Attention: DG ATM Execution, So Young Lee E-mail: dg.atm_execution@bofa.com, soyoung.lee@bofa.com, rstewart4@bofa.com, rohan.handa@bofa.com

[[5258451]] Bank of America, N.A., as Forward Purchaser One Bryant Park, New York, New York 10036 Attention: Robert Stewart, Rohan Handa E-mail: dg.atm_execution@bofa.com, soyoung.lee@bofa.com, rstewart4@bofa.com, rohan.handa@bofa.com Citigroup Global Markets Inc., as Agent 388 Greenwich Street, New York, New York 10013 Attention: Robert G. Leonard, Matthew T. Morris, Adam Muchnick E-mail: robert.g.leonard@citi.com, matthew.t.morris@citi.com, adam.muchnick@citi.com Citibank, N.A., as Forward Purchaser 388 Greenwich Street, New York, New York 10013 Attention: Robert G. Leonard, Matthew T. Morris, Adam Muchnick E-mail: robert.g.leonard@citi.com, matthew.t.morris@citi.com, adam.muchnick@citi.com Credit Agricole Securities (USA) Inc., as Agent 1301 Avenue of the Americas, New York, New York 10019 Attention: Douglas Cheng Facsimile: (212) 408-5652 E-mail: douglas.cheng@ca-cib.com, yuliya.nisnevich@ca-cib.com, luis.vonhoroch@ca- cib.com, paul.magliola@ca-cib.com, george.qian@ca-cib.com, equitycapitalmarkets@ca- cib.com, jean.bel@ca-cib.com, jonathan.fecowicz@ca-cib.com, antoine.jounet@ca-cib.com Crédit Agricole Corporate and Investment Bank, c/o Credit Agricole Securities (USA) Inc., as agent, as Forward Purchaser 1301 Avenue of the Americas, New York, New York 10019 Attention: Douglas Cheng Facsimile: (212) 408-5652 E-mail: douglas.cheng@ca-cib.com, yuliya.nisnevich@ca-cib.com, luis.vonhoroch@ca- cib.com, paul.magliola@ca-cib.com, george.qian@ca-cib.com, equitycapitalmarkets@ca- cib.com, jean.bel@ca-cib.com, jonathan.fecowicz@ca-cib.com, antoine.jounet@ca-cib.com Fifth Third Securities, Inc., as Agent 424 Church Street, Suite 600, Nashville, Tennessee 37219 Attention: Michael Ryan Facsimile: 615-687-3088 E-mail: Michael.Perillo@53.com, michael.ryan@53.com, susannah.lunke@53.com, paul.gerwe@53.com, ioanis.jorgali@53.com, michael.bertkau@53.com, Kyle.sieg@53.com The Huntington Investment Company, as Agent 41 South High Street, Columbus, Ohio 43215 Attention: Peter Dippolito Facsimile: 888-409-9487

[[5258451]] E-mail: Matt.Milcetich@Huntington.com, Peter.Dippolito@Huntington.com, Jay.Clutter@Huntington.com, Barry.Fredrickson@Huntington.com, Elizabeth.M.Hill@Huntington.com, John.Szwagulak@Huntington.com Jefferies LLC, as Agent 520 Madison Avenue, New York, New York 10022 Attention: : Keith Lockwood, Mike Judlowe, Mike Magarro, Don Lynaugh Facsimile: (646) 619-4437 E-mail: klockwood@Jefferies.com, mjudlowe@jefferies.com, mmagarro@jefferies.com, dlynaugh@jefferies.com Jefferies LLC, as Forward Purchaser 520 Madison Avenue, New York, New York 10022 Attention: : Colyer Curtis, Tim O’Connor , Sonia Han Levovitz and Dawn Pieper Facsimile: (646) 619-4437 E-mail: ccurtis@jefferies.com, Tim.OConnor@Jefferies.com, shan@jefferies.com, dpieper@jefferies.com KeyBanc Capital Markets Inc., as Agent 127 Public Square, 4th Floor, Cleveland, Ohio 44114 Attention: Dave Gruber, John Horrigan, Paul Hodermarsky, Michael Jones E-mail: dgruber@key.com, jhorrigan@key.com, phodermarsky@key.com, Michael.c.jones@key.com KeyBanc Capital Markets Inc., as Forward Purchaser 127 Public Square, 4th Floor, Cleveland, Ohio 44114 Attention: Dave Gruber, John Horrigan, Paul Hodermarsky, Michael Jones E-mail: dgruber@key.com, jhorrigan@key.com, phodermarsky@key.com, Michael.c.jones@key.com Mizuho Securities USA LLC, as Agent 320 Park Avenue – 12th Floor, New York, New York 10022 Attention: Equity Capital Markets Desk Email: US-ECM@mizuhogroup.com With a copy to: legalnotices@mizuhogroup.com, Attention: Office of the General Counsel Morgan Stanley & Co. LLC, as Agent 1585 Broadway, New York, New York 10036 Attention: Equity Syndicate Desk Copy to: Legal Department E-mail: matthew.johnson@morganstanley.com; kent.leung@morganstanley.com; kevin.moran@morganstanley.com; jesse.treverton@morganstanley.com; joanna.wan@morganstanley.com; edward.molloy@morganstanley.com; jon.sierant@morganstanley.com; minoshka.narayan@morganstanley.com; kyle.mcdonnell@morganstanley.com; michael.m.kim@morganstanley.com;

[[5258451]] mona.shin@morganstanley.com; alexander.csordas@morganstanley.com; Steven.Seltzer1@morganstanley.com Morgan Stanley & Co. LLC, as Forward Purchaser 1585 Broadway, New York, New York 10036 Attention: Equity Syndicate Desk Copy to: Legal Department E-mail: matthew.johnson@morganstanley.com; kent.leung@morganstanley.com; kevin.moran@morganstanley.com; jesse.treverton@morganstanley.com; joanna.wan@morganstanley.com; edward.molloy@morganstanley.com; jon.sierant@morganstanley.com; minoshka.narayan@morganstanley.com; kyle.mcdonnell@morganstanley.com; michael.m.kim@morganstanley.com; mona.shin@morganstanley.com; alexander.csordas@morganstanley.com; Steven.Seltzer1@morganstanley.com MUFG Securities Americas Inc., as Agent 1221 Avenue of the Americas, 6th Floor, New York, New York 10020 Attention: ETG E-mail: jason.demark@mufgsecurities.com; andrew.wedderburn-maxwell@mufgsecurities.com; buck.dodd@mufgsecurities.com; anastasios.wallingford@mufgsecurities.com; suzy.trdoslavic@mufgsecurities.com; MUFG Securities EMEA plc, as Forward Purchaser Ropemaker Place, 25 Ropemaker Street, London EC2Y 9AJ, United Kingdom Attention: Derivative Confirmations Facsimilie: +44 207 577 2898 / 2875 E-mail: EquitySolutions-Notifications@int.sc.mufg.jp; Michael.Gordon@mufgsecurities.com; Kathleen.Considine@mufgsecurities.com; ESG-ETG-Americas@mufgsecurities.com Raymond James & Associates, Inc., as Agent 880 Carillon Parkway, St. Petersburg, Florida 33716 Attention: General Counsel Facsimile: (727) 567-8247 E-mail: jozsi.popper@raymondjames.com, nolan.rivers@raymondjames.com, michael.hatch@raymondjames.com, kent.nelson@raymondjames.com, sean.wolf@raymondjames.com, logan.lane@raymondjames.com, jeff.fordham@raymondjames.com, jeanna.bryan@raymondjames.com, omar.delarosa@raymondjames.com, brandon.moore@raymondjames.com, nicole.castillo@raymondjames.com, brad.cole@raymondjames.com Raymond James & Associates, Inc., as Forward Purchaser 880 Carillon Parkway, St. Petersburg, Florida 33716 Attention: General Counsel Facsimile: (727) 567-8247 E-mail: jozsi.popper@raymondjames.com, nolan.rivers@raymondjames.com, michael.hatch@raymondjames.com, kent.nelson@raymondjames.com,

[[5258451]] sean.wolf@raymondjames.com, logan.lane@raymondjames.com, jeff.fordham@raymondjames.com, jeanna.bryan@raymondjames.com, omar.delarosa@raymondjames.com, brandon.moore@raymondjames.com, nicole.castillo@raymondjames.com, brad.cole@raymondjames.com RBC Capital Markets, LLC, as Agent 200 Vesey Street, New York, NY 10281 Attention: RBC Equity Capital Markets Team Facsimile: (212) 428-6260 E-mail: Ivana.Rupcic-Hulin@rbccm.com, Andrew.Jones@rbccm.com Royal Bank of Canada, as Forward Purchaser 200 Vesey Street, New York, NY 10281 Attention: RBC Equity-Linked Team Facsimile: (212) 428-6260 E-mail: RBCECMCorporateEquityLinkedDocumentation@rbc.com Scotia Capital (USA) Inc., as Agent 250 Vesey Street, 24th Floor, New York, New York 10281 Attention: Chief Legal Officer, U.S. Copies (which shall not constitute notice) to: Chief Legal Officer, U.S. Facsimile: (212) 225-6550 E-mail: us.ecm@scotiabank.com, us.legal@scotiabank.com The Bank of Nova Scotia, as Forward Purchaser 250 Vesey Street, 24th Floor, New York, New York 10281 Attention: Chief Legal Officer, U.S. Copies (which shall not constitute notice) to: Chief Legal Officer, U.S. Facsimile: (212) 225-6550 E-mail: us.ecm@scotiabank.com, us.legal@scotiabank.com SMBC Nikko Securities America, Inc., as Agent 277 Park Avenue, 5th Floor, New York, New York 10172 Attention: Equity Capital Markets Facsimile: (212) 224-4954 E-mail: james_d_benko@smbcgroup.com, MPetropoulos@smbcnikko-si.com, jae- in_hwang@smbcgroup.com, MikeAWalsh@smbcnikko-si.com, garpaia@smbcnikko-si.com, elarrison@smbcnikko-si.com, sshin@smbcnikko-si.com, patrick_brake@smbcgroup.com, nyecm@smbcnikko-si.com Stifel, Nicolaus & Company, Incorporated, as Agent One South Street, 15th Floor, Baltimore, Maryland 21202 Attention: Syndicate Department Facsimile: (443) 224-1273 E-mail: cmgorsuch@stifel.com, zimmermans@stifel.com, dcovatta@stifel.com, whitem@stifel.com, sahill@stifel.com

[[5258451]] SunTrust Robinson Humphrey, Inc., as Agent 3333 Peachtree Rd., NE, 11th Floor, Atlanta, Georgia 30326 Attention: Keith Carpenter and Geoff Fennel Facsimile: (404) 926-5872 E-mail: keith.carpenter@suntrust.com; geoff.fennel@suntrust.com; james.pirouz@suntrust.com; alan.germano@suntrust.com; garrett.tash@suntrust.com; adam.j.humphreys@suntrust.com; carney.simpson@suntrust.com; christine.gallagher@suntrust.com; elise.lind@suntrust.com; william.turner@suntrust.com; jonathan.coutts@suntrust.com; bill.monroe@suntrust.com Wells Fargo Securities, LLC, as Agent 375 Park Avenue, New York, New York 10152 Attention: Equity Syndicate Department Facsimile: (212) 214- 5918 E-mail: CorporateDerivativeNotifications@wellsfargo.com Wells Fargo Bank, National Association, as Forward Purchaser 375 Park Avenue, New York, New York 10152 Attention: Structuring Services Group Facsimile: (212) 214- 5913 E-mail: CorporateDerivativeNotifications@wellsfargo.com

SCHEDULE 3 [[5258451]] FREE WRITING PROSPECTUS None.

SCHEDULE 4 [[5258451]] AGENT AND FORWARD PURCHASER CONTACTS FOR FUTURE REPORTS Barclays Capital Inc., as Agent 745 Seventh Avenue, New York, New York 10019 Attention: Daniel Sinni Email: Daniel.Sinni@barclayscapital.com Barclays Bank PLC, as Forward Purchaser 745 Seventh Avenue, New York, New York 10019 Attention: Paul Robinson Email: paul.robinson1@barclays.com BMO Capital Markets Corp., as Agent 3 Times Square, 25th Floor, New York, New York 10036 Attention: Eric Benedict E-mail: Eric.Benedict@bmo.com, Jonathan.Li@bmo.com, Alexander.Watson@bmo.com, Anthony.Albrecht@bmo.com, David1.Friedman@bmo.com, Jaryd.Banach@bmo.com, Sarah.Bloom@bmo.com, Patrick.Rosenthal@bmo.com, Alice.liou@bmo.com, William.levin@bmo.com; neil.dave@bmo.com, Steven.Devilbiss@bmo.com, Andrew.Previc@bmo.com, jeff.brunswick@bmo.com Bank of Montreal, as Forward Purchaser 3 Times Square, 25th Floor, New York, New York 10036 Attention: Eric Benedict E-mail: Eric.Benedict@bmo.com, Jonathan.Li@bmo.com, Alexander.Watson@bmo.com, Anthony.Albrecht@bmo.com, David1.Friedman@bmo.com, Jaryd.Banach@bmo.com, Sarah.Bloom@bmo.com, Patrick.Rosenthal@bmo.com, Alice.liou@bmo.com, William.levin@bmo.com; neil.dave@bmo.com, Steven.Devilbiss@bmo.com, Andrew.Previc@bmo.com, jeff.brunswick@bmo.com BofA Securities, Inc., as Agent One Bryant Park, New York, New York 10036 Attention: DG ATM Execution, So Young Lee E-mail: dg.atm_execution@bofa.com, soyoung.lee@bofa.com, rstewart4@bofa.com, rohan.handa@bofa.com Bank of America, N.A., as Forward Purchaser One Bryant Park, New York, New York 10036 Attention: Robert Stewart, Rohan Handa E-mail: dg.atm_execution@bofa.com, soyoung.lee@bofa.com, rstewart4@bofa.com, rohan.handa@bofa.com Citigroup Global Markets Inc., as Agent 388 Greenwich Street, New York, New York 10013 Attention: Robert G. Leonard, Matthew T. Morris, Adam Muchnick E-mail: robert.g.leonard@citi.com, matthew.t.morris@citi.com, adam.muchnick@citi.com

[[5258451]] Citibank, N.A., as Forward Purchaser 388 Greenwich Street, New York, New York 10013 Attention: Robert G. Leonard, Matthew T. Morris, Adam Muchnick E-mail: robert.g.leonard@citi.com, matthew.t.morris@citi.com, adam.muchnick@citi.com Credit Agricole Securities (USA) Inc., as Agent 1301 Avenue of the Americas, New York, New York 10019 Attention: Equity Capital Markets Desk Email: equitycapitalmarkets@ca-cib.com Crédit Agricole Corporate and Investment Bank, as Forward Purchaser 1301 Avenue of the Americas, New York, New York 10019 Attention: Equity Capital Markets Desk Email: equitycapitalmarkets@ca-cib.com Fifth Third Securities, Inc., as Agent 424 Church Street, Suite 600, Nashville, Tennessee 37219 Attention: Michael Ryan, Susannah Lunke & Paul Gerwe Email: michael.ryan@53.com, Susannah.lunke@53.com, paul.gerwe@53.com The Huntington Investment Company, as Agent 41 South High Street, Columbus, Ohio 43215 Attention: Peter Dippolito & Elizabeth Hill Jefferies LLC, as Agent 520 Madison Avenue, New York, New York 10022 Attention: General Counsel E-mail: klockwood@Jefferies.com, mjudlowe@jefferies.com, mmagarro@jefferies.com, dlynaugh@jefferies.com Jefferies LLC, as Forward Purchaser 520 Madison Avenue, New York, New York 10022 Attention: General Counsel E-mail: ccurtis@jefferies.com, Tim.OConnor@Jefferies.com, shan@jefferies.com, dpieper@jefferies.com KeyBanc Capital Markets Inc., as Agent 127 Public Square, 4th Floor, Cleveland, Ohio 44114 Attention: Dave Gruber, John Horrigan, Paul Hodermarsky, Michael Jones E-mail: dgruber@key.com, jhorrigan@key.com, phodermarsky@key.com, Michael.c.jones@key.com KeyBanc Capital Markets Inc., as Forward Purchaser 127 Public Square, 4th Floor, Cleveland, Ohio 44114 Attention: Dave Gruber, John Horrigan, Paul Hodermarsky, Michael Jones

[[5258451]] E-mail: dgruber@key.com, jhorrigan@key.com, phodermarsky@key.com, Michael.c.jones@key.com Mizuho Securities USA LLC, as Agent 320 Park Avenue – 12th Floor, New York, New York 10022 Attention: Equity Capital Markets Desk, : Office of the General Counsel Email: US-ECM@mizuhogroup.com, legalnotices@mizuhogroup.com Morgan Stanley & Co. LLC, as Agent 1585 Broadway, New York, New York 10036 Attention: Equity Syndicate Desk Email: matthew.johnson@morganstanley.com; kent.leung@morganstanley.com; kevin.moran@morganstanley.com; jesse.treverton@morganstanley.com; joanna.wan@morganstanley.com; edward.molloy@morganstanley.com; jon.sierant@morganstanley.com; minoshka.narayan@morganstanley.com; kyle.mcdonnell@morganstanley.com; michael.m.kim@morganstanley.com; mona.shin@morganstanley.com; alexander.csordas@morganstanley.com; Steven.Seltzer1@morganstanley.com Morgan Stanley & Co. LLC, as Forward Purchaser 1585 Broadway, New York, New York 10036 Attention: Equity Syndicate Desk Email: matthew.johnson@morganstanley.com; kent.leung@morganstanley.com; kevin.moran@morganstanley.com; jesse.treverton@morganstanley.com; joanna.wan@morganstanley.com; edward.molloy@morganstanley.com; jon.sierant@morganstanley.com; minoshka.narayan@morganstanley.com; kyle.mcdonnell@morganstanley.com; michael.m.kim@morganstanley.com; mona.shin@morganstanley.com; alexander.csordas@morganstanley.com; Steven.Seltzer1@morganstanley.com MUFG Securities Americas Inc., as Agent 1221 Avenue of the Americas, 6th Floor, New York, New York 10020 Attention: ETG Email: ETG@us.sc.mufg.jp MUFG Securities EMEA plc, as Forward Purchaser Ropemaker Place, 25 Ropemaker Street, London EC2Y 9AJ, United Kingdom Attention: Derivative Confirmations Email: docsconfirms@int.sc.mufg.jp, EquitySolutions-Notifications@int.sc.mufg.jp, Michael.Gordon@mufgsecurities.com, Kathleen.Considine@mufgsecurities.com, ESG-ETG- Americas@mufgsecurities.com Raymond James & Associates, Inc., as Agent 880 Carillon Parkway, St. Petersburg, Florida 33716 Attention: General Counsel

[[5258451]] E-mail: jozsi.popper@raymondjames.com, nolan.rivers@raymondjames.com, michael.hatch@raymondjames.com, kent.nelson@raymondjames.com, sean.wolf@raymondjames.com, logan.lane@raymondjames.com, jeff.fordham@raymondjames.com, jeanna.bryan@raymondjames.com, omar.delarosa@raymondjames.com, brandon.moore@raymondjames.com, nicole.castillo@raymondjames.com, brad.cole@raymondjames.com Raymond James & Associates, as Forward Purchaser 880 Carillon Parkway, St. Petersburg, Florida 33716 Attention: General Counsel E-mail: jozsi.popper@raymondjames.com, nolan.rivers@raymondjames.com, michael.hatch@raymondjames.com, kent.nelson@raymondjames.com, sean.wolf@raymondjames.com, logan.lane@raymondjames.com, jeff.fordham@raymondjames.com, jeanna.bryan@raymondjames.com, omar.delarosa@raymondjames.com, brandon.moore@raymondjames.com, nicole.castillo@raymondjames.com, brad.cole@raymondjames.com RBC Capital Markets, LLC, as Agent Royal Bank of Canada, as Forward Purchaser 200 Vesey Street, New York, NY 10281 Attention: RBC ECM Equity-Linked Team Scotia Capital (USA) Inc., as Agent 250 Vesey Street, 24th Floor, New York, New York 10281 Attention: Chief Legal Officer, U.S. E-mail: us.ecm@scotiabank.com, us.legal@scotiabank.com The Bank of Nova Scotia, as Forward Purchaser 250 Vesey Street, 24th Floor, New York, New York 10281 Attention: Chief Legal Officer, U.S. E-mail: us.ecm@scotiabank.com, us.legal@scotiabank.com SMBC Nikko Securities America, Inc., as Agent 277 Park Avenue, 5th Floor, New York, New York 10172 Attention: Equity Capital Markets E-mail: james_d_benko@smbcgroup.com, MPetropoulos@smbcnikko-si.com, jae- in_hwang@smbcgroup.com, MikeAWalsh@smbcnikko-si.com, garpaia@smbcnikko-si.com, elarrison@smbcnikko-si.com, sshin@smbcnikko-si.com, patrick_brake@smbcgroup.com, nyecm@smbcnikko-si.com Stifel, Nicolaus & Company, Incorporated, as Agent One South Street, 15th Floor, Baltimore, Maryland 21202 Attention: Syndicate Department E-mail: cmgorsuch@stifel.com, zimmermans@stifel.com, dcovatta@stifel.com, whitem@stifel.com, sahill@stifel.com

[[5258451]] SunTrust Robinson Humphrey, Inc., as Agent 3333 Peachtree Rd., NE, 11th Floor, Atlanta, Georgia 30326 Attention: Keith Carpenter and Geoff Fennel E-mail: keith.carpenter@suntrust.com; geoff.fennel@suntrust.com; james.pirouz@suntrust.com; alan.germano@suntrust.com; garrett.tash@suntrust.com; adam.j.humphreys@suntrust.com; carney.simpson@suntrust.com; christine.gallagher@suntrust.com; elise.lind@suntrust.com; william.turner@suntrust.com; jonathan.coutts@suntrust.com; bill.monroe@suntrust.com Wells Fargo Securities, LLC, as Agent 375 Park Avenue, New York, New York 10152 Attention: Equity Syndicate Department E-mail: CorporateDerivativeNotifications@wellsfargo.com Wells Fargo Bank, National Association, as Forward Purchaser 375 Park Avenue, New York, New York 10152 Attention: Structuring Services Group Email: CorporateDerivativeNotifications@wellsfargo.com

Exhibit 3(b) [[5556494]] FORM OF FORWARD CONFIRMATION Date: [●], 20[●] To: Sabra Health Care REIT, Inc. 18500 Von Karman Avenue, Suite 550 Irvine, California 92612 From: [DEALER NAME AND NOTICE INFORMATION] Re: Registered Forward Transaction Ladies and Gentlemen: The purpose of this letter agreement is to set forth certain terms and conditions of the transaction entered into between [DEALER NAME] (“Forward Purchaser”) and Sabra Health Care REIT, Inc. (the “Company”) in accordance with and subject to the terms of the Equity Distribution Agreement (as defined below) on the Trade Date specified below (the “Transaction”). This letter agreement, as supplemented by the pricing supplement in respect of the Transaction in substantially the form of Annex B hereto (the “Pricing Supplement”) is a “Confirmation” for purposes of the Agreement specified below and a confirmation for purposes of Rule 10b-10 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Each party further agrees that this Confirmation, as supplemented by the Pricing Supplement delivered hereunder and the Agreement, together evidence a complete binding agreement between Forward Purchaser and the Company as to the subject matter and terms of the Transaction to which this Confirmation relates, and shall supersede all prior or contemporaneous written or oral communications with respect thereto. This Confirmation, together with any Confirmations relating to additional registered forward transactions entered into between Forward Purchaser and the Company in connection with the Equity Distribution Agreement (as defined below) (each such registered forward transaction, an “Additional Transaction” and each Confirmation relating thereto, an “Additional Confirmation”) shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the “Agreement”) as if Forward Purchaser and the Company had executed an agreement in such form on the Trade Date and with a schedule thereto setting forth (i) the election of New York law (without regard to New York’s choice of laws doctrine other than Title 14 of Article 5 of the New York General Obligations Law) as the governing law and U.S. Dollars (“USD”) as the Termination Currency and (ii) the elections set forth in this Confirmation. In the event of any inconsistency between the Agreement, this Confirmation and the Definitions, the following will prevail for purposes of the Transaction in the order of

2 [[5556494]] precedence indicated: (i) this Confirmation; (ii) the Definitions; and (iii) the Agreement. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates and the Additional Transactions shall be governed by the Agreement. For purposes of the Definitions, the Transaction is a Share Forward Transaction. Forward Purchaser and the Company each represent to the other that it has entered into the Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deems necessary and not upon any view expressed by the other. The terms of the particular Transaction to which this Confirmation relates are as follows: General Terms: Trade Date: [●], 20[●] Effective Date: The first day occurring on or after the Trade Date on which Shares that are sold through [AGENT NAME]1, acting as forward seller for Forward Purchaser (in such capacity, the “Agent”) pursuant to the Equity Distribution Agreement, dated December 11, 2019 among Forward Purchaser, the Company, the Agent and the other parties thereto (the “Equity Distribution Agreement”), settle, or such later date on which the conditions set forth in Section 3 of this Confirmation shall have been satisfied. Initial Base Amount: The aggregate number of Shares sold through the Agent, acting as forward seller for Forward Purchaser pursuant to the Equity Distribution Agreement, during the period from and including the Trade Date through and including the Hedge Completion Date. Base Amount: On any day, the Initial Base Amount, reduced by the number of Settlement Shares for Settlements occurring on or before such day and as adjusted in accordance with the terms of this Confirmation. Maturity Date: The earlier of (i) [DATE]2 (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day) and (ii) the date on which the Base Amount is reduced to zero. 1 Insert name of Agent affiliate party to Equity Distribution Agreement. 2 To be the Maturity Date specified in the Forward Instruction Notice accepted by the Forward Purchaser and a date no later than the one year anniversary of the Trade Date.

3 [[5556494]] Hedge Completion Date: The earliest of (i) [DATE]3 (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day), (ii) the date specified in the Pricing Supplement and (iii) the 20th Scheduled Trading Day following, but not including, the Trade Date. No later than 7:00 p.m. New York time, on the Scheduled Trading Day immediately following the Hedge Completion Date, Forward Purchaser will furnish the Company with the Pricing Supplement specifying the Hedge Completion Date, the Base Amount as of the Hedge Completion Date (the “Initial Base Amount”) and the Initial Forward Price, each determined in accordance with the terms hereof. Upon request of the Company, Forward Purchaser shall provide written support for the calculation of the Initial Forward Price, it being agreed and understood that Forward Purchaser shall not be obligated to disclose any confidential or proprietary models or other information that Forward Purchaser believes to be confidential, proprietary or subject to contractual, legal or regulatory obligations not to disclose such information, in each case, used by it for such calculation. Forward Hedge Selling Period: The period of consecutive Exchange Business Days beginning on and including, the later of the date specified in the Forward Instruction Notice or the Trade Date and ending on and including the Hedge Completion Date; provided, however, that if, at any time on or prior to the Hedge Completion Date (x) any event occurs that would permit the Forward Purchaser to designate a “Termination Settlement Date” (as defined below) or an Early Termination Date or (y) a “Bankruptcy Termination Event” (as defined below) occurs, then the Forward Hedge Selling Period shall terminate, and the Hedge Completion Date be deemed to occur, immediately upon the Forward Purchaser becoming aware of any such event. Forward Price: On the Hedge Completion Date, the Initial Forward Price, and on any other day, as determined by the Calculation Agent, the Forward Price as of the immediately preceding calendar day multiplied by the sum of (i) 1 and (ii) the Daily Rate for such day; provided that on each Forward Price Reduction Date4, the Forward Price in effect on such date 3 To be the Hedge Completion Date specified in the Forward Instruction Notice accepted by the Forward Purchaser. 4 Forward Price Reduction Dates to be the “ex-dividend” dates for each quarterly dividend as set forth in the Forward Instruction Notice.

4 [[5556494]] shall be the Forward Price otherwise in effect on such date, minus the Forward Price Reduction Amount for such Forward Price Reduction Date. Notwithstanding anything to the contrary contained herein, to the extent the Company delivers Shares hereunder on or after a Forward Price Reduction Date and at or before the record date for an ordinary cash dividend with an ex-dividend date corresponding to such Forward Price Reduction Date, the Calculation Agent shall adjust the Forward Price to the extent it determines, in good faith and its commercially reasonable discretion, that such an adjustment is practicable and appropriate to preserve the economic intent of the parties hereto (taking into account Forward Purchaser’s commercially reasonable hedge positions in respect of the Transaction). Initial Forward Price: [●]%5 of the volume-weighted average price at which the Shares are sold through the Agent acting as forward seller for Forward Purchaser pursuant to the Equity Distribution Agreement during the period from and including the Trade Date through and including the Hedge Completion Date, as adjusted by the Calculation Agent to (x) reflect on each day during such period (i) the sum of 1 and the Daily Rate for such day multiplied by the then-Initial Forward Price as of such day and (ii) the number of Shares sold on or prior to such day and (y) reduce the then-Initial Forward Price by the relevant Forward Price Reduction Amount on each Forward Price Reduction Date occurring on or before the Hedge Completion Date. Daily Rate: For any day, as determined by the Calculation Agent, a rate equal to (i)(A) the Overnight Bank Rate for such day, minus (B) the Spread, divided by (ii) 365. Overnight Bank Rate: For any day, the rate set forth for such day opposite the caption “Overnight Bank Funding Rate”, as such rate is displayed on the page “OBFR01 <Index> <GO>” on the BLOOMBERG Professional Service, or any successor page; provided that, if no rate appears on any day on such page, the rate for the immediately preceding day for which a rate does so appear shall be used for such day. 5 Insert percentage equal to 100 minus the agreed upon commission (which shall not exceed 1.5%), as specified in the Forward Instruction Notice.

5 [[5556494]] Spread: [●]6 basis points. Prepayment: Not Applicable. Variable Obligation: Not Applicable. Forward Price Reduction Date: Each date (other than the Trade Date) set forth on Schedule I under the heading “Forward Price Reduction Date”. Forward Price Reduction Amount: For each Forward Price Reduction Date, the Forward Price Reduction Amount set forth opposite such date on Schedule I. Shares: Common stock, USD 0.01 par value per share, of the Company (also referred to herein as the “Issuer”) (Exchange identifier: “SBRA”). Exchange: Nasdaq Global Select Market. Related Exchange(s): All Exchanges. Clearance System: The Depository Trust Company. Calculation Agent: Forward Purchaser. In the event the Calculation Agent or the Determining Party makes any calculations, adjustments or determinations pursuant to this Confirmation, the Agreement or the Definitions, the Calculation Agent or the Determining Party, as the case may be, shall within a commercially reasonable time after receipt of a request therefor by the Company, provide to the Company at the email address specified in such request, a report (in a commonly used file format for the storage and manipulation of financial data) displaying in reasonable detail the basis for any such calculation, adjustment or determination (including any quotations, market data or information from external sources used in making such calculation, adjustment or determination, as the case may be, but without disclosing its proprietary or confidential models or other information that is proprietary or subject to contractual, legal or regulatory obligations to not disclose such information); provided that following the occurrence and during the continuation of an Event of Default under Section 5(a)(vii) of the Agreement with respect to which Forward Purchaser is the Defaulting Party, the Company shall have the right to designate a nationally- recognized third-party dealer in over-the-counter U.S. corporate equity derivatives to act as the Calculation Agent. 6 Insert Spread specified in the Forward Instruction Notice.

6 [[5556494]] Whenever the Calculation Agent or the Determining Party is required or permitted to act or to exercise judgment in any way with respect to any Transaction hereunder, including, without limitation, with respect to calculations, adjustments and determinations that are made in its sole discretion or otherwise, the Calculation Agent or the Determining Party, as applicable, shall do so in good faith and in a commercially reasonable manner. Settlement Terms: Settlement Date: Any Scheduled Trading Day following the Effective Date and up to and including the Maturity Date, as designated by (a) Forward Purchaser pursuant to “Termination Settlement” below or (b) the Company in a written notice that satisfies the Settlement Notice Requirements (a “Settlement Notice”) and is delivered to Forward Purchaser at least (i) two Scheduled Trading Days prior to such Settlement Date, which may be the Maturity Date, if Physical Settlement applies, and (ii) [●]7 Scheduled Trading Days prior to such Settlement Date, which may be the Maturity Date, if Cash Settlement or Net Share Settlement applies; provided that the Maturity Date shall be a Settlement Date if on such date the Base Amount is greater than zero; and provided, further, if Cash Settlement or Net Share Settlement applies and Forward Purchaser shall have fully unwound its hedge during an Unwind Period by a date that is more than two Scheduled Trading Days prior to a Settlement Date specified above, Forward Purchaser may, by written notice to the Company, specify any Scheduled Trading Day prior to such originally specified Settlement Date as the Settlement Date. Settlement Shares: With respect to any Settlement Date, a number of Shares, not to exceed the Undesignated Shares and not less than the Minimum Settlement Shares, designated as such by the Company in a Settlement Notice meeting the Settlement Notice Requirements or by Forward Purchaser pursuant to “Termination Settlement” below; provided that on the Maturity Date the number of Settlement Shares shall be equal to the Base Amount on such date. 7 To be the number of Scheduled Trading Days specified as the Unwind Period in the Forward Instruction Notice.

7 [[5556494]] Undesignated Shares: As of any date, the Base Amount minus the number of Shares designated as Settlement Shares for Settlements for which the Settlement Date has not occurred. Settlement: Physical Settlement, Cash Settlement or Net Share Settlement, at the election of the Company, as set forth in a Settlement Notice that satisfies the Settlement Notice Requirements, delivered to Forward Purchaser on any Scheduled Trading Day after the Effective Date. Notwithstanding any election to the contrary in any Settlement Notice, Physical Settlement shall be applicable (i) if no Settlement Method is validly elected, (ii) with respect to any Settlement Shares in respect of which Forward Purchaser is, or at any time during the Unwind Period becomes, unable, in its good faith and commercially reasonable judgment, to unwind its hedge by the end of the Unwind Period (x) in a manner that, in the reasonable judgment of Forward Purchaser, based on the advice of counsel, (A) is consistent with the requirements for qualifying for the safe harbor provided by Rule 10b-18 under the Exchange Act and (B) would not raise material risks of noncompliance with applicable securities laws or (y) due to the occurrence of one or more Disrupted Days (in whole or in part) or due to the lack of sufficient liquidity in the Shares on any Exchange Business Day during the Unwind Period relative to the liquidity on the Effective Date (iii) to any Termination Settlement Date (as defined below under “Termination Settlement”), (iv) if the Maturity Date is a Settlement Date other than as the result of a valid Settlement Notice in respect of such Settlement Date or (v) with respect to the Settlement Shares in whole or in part as determined by the Forward Purchaser if at any time from and including the date of delivery of the Settlement Notice through and including the last Exchange Business Day of the Unwind Period, the trading price per Share on the Exchange (as determined by Forward Purchaser in a commercially reasonable manner) is less than $[●]8 (the “Threshold Price”). Settlement Notice Requirements; Valid Election of Cash Settlement or Net Share Settlement: A Settlement Notice must be in writing and must specify a number of Settlement Shares equal to or less than the Undesignated Shares and equal to or greater than the Minimum Settlement Shares. Notwithstanding any other provision hereof, a Settlement Notice delivered by the Company that specifies Cash Settlement or Net Share 8 To be equal to 50% of the Minimum Price specified in the Forward Instruction Notice.

8 [[5556494]] Settlement will not require Cash Settlement or Net Share Settlement, and the Cash Settlement or Net Share Settlement requested in such Settlement Notice will not, for purposes of this Confirmation, be validly elected unless and until (A) timely delivered in accordance with the provisions set forth opposite “Settlement Date” above, (B) specifying a number of Settlement Shares no greater than the Undesignated Shares and not less than the Minimum Settlement Shares, (C) for which the Unwind Period will not overlap with the unwind period (or any similar such period) or any forward hedge selling period (or any similar such period) in each case for any other transaction with any other agent or forward purchaser pursuant to the Equity Distribution Agreement and (D) including in the Settlement Notice containing such election the following representations and warranties to Forward Purchaser as of the date of such Settlement Notice: (i) the Company is not aware of any material nonpublic information concerning itself or the Shares, (ii) the Company is electing the settlement method and designating the First Unwind Date specified in such Settlement Notice in good faith and not as part of a plan or scheme to evade compliance with Rule 10b-5 under the Exchange Act (“Rule 10b-5”) or any other provision of the federal securities laws, (iii) the Company is not “insolvent” (as such term is defined under Section 101(32) of the U.S. Bankruptcy Code (Title 11 of the United States Code) (the “Bankruptcy Code”)), (iv) the Company would be able to purchase a number of Shares equal to the greater of (x) the number of Settlement Shares designated in such Settlement Notice and (y) a number of Shares with a value as of the date of such Settlement Notice equal to the product of (I) such number of Settlement Shares and (II) the applicable Relevant Forward Price for such Cash Settlement or Net Share Settlement in compliance with the laws of the Company’s jurisdiction of organization, (v) such election, and settlement in accordance therewith, does not violate or conflict with any law or regulation applicable to the Company, or any order or judgment of any court or other agency of government applicable to it or any of its assets and (vi) the Unwind Period will not overlap with the unwind period (or any similar such period) or any forward hedge selling period (or any similar such period) in each case for any other transaction with any other agent or forward purchaser pursuant to the Equity Distribution Agreement.

9 [[5556494]] Minimum Settlement Shares [●]9 Unwind Period: The period from and including the first Exchange Business Day following the date on which Forward Purchaser has received from the Company a Settlement Notice satisfying the Settlement Notice Requirements and validly electing Cash Settlement or Net Share Settlement in respect of a Settlement Date through the second Exchange Business Day preceding such Settlement Date; subject to “Termination Settlement” below. Unwind Period Disrupted Days: If any Scheduled Trading Day during an Unwind Period is a Disrupted Day in whole or in part, the Calculation Agent shall make commercially reasonable adjustments to the terms of the Transaction (including, without limitation, the Cash Settlement Amount, the number of Net Share Settlement Shares and the Settlement Price) to account for the occurrence of each such Disrupted Day. Market Disruption Event: Section 6.3(a) of the Definitions is hereby amended by replacing the first sentence in its entirety with the following: “‘Market Disruption Event’ means in respect of a Share or an Index, the occurrence or existence at any time of (i) a Trading Disruption, (ii) an Exchange Disruption, (iii) an Early Closure or (iv) a Regulatory Disruption, in each case, that the Calculation Agent determines, in its commercially reasonable judgment, is material.” Early Closure: Section 6.3(d) of the Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof. Regulatory Disruption: Any event that Forward Purchaser, in its reasonable discretion, based on advice of counsel, determines makes it appropriate with regard to any legal, regulatory or self-regulatory requirements or related policies and procedures (that generally apply to transactions of a nature and kind similar to the Transaction and have been adopted in good faith by Forward Purchaser) for Forward Purchaser to refrain from or decrease any market activity in connection with the Transaction. For the avoidance of doubt, a Scheduled Trading Day on which a Regulatory Disruption occurs shall be a Disrupted Day in full. Subject to applicable legal requirements and Forward Purchaser’s internal policies and guidelines, Forward 9 Insert the number specified as the Minimum Settlement Shares in the Forward Instruction Notice.

10 [[5556494]] Purchaser shall promptly notify the Company upon the occurrence of a Regulatory Disruption and shall subsequently promptly notify the Company on the day Forward Purchaser believes that the circumstances giving rise to such Regulatory Disruption have changed. Forward Purchaser shall make its determination of a Regulatory Disruption in a manner consistent with the determinations made with respect to other issuers under similar facts and circumstances. Securities Act: The Securities Act of 1933, as amended from time to time. Physical Settlement: On any Settlement Date in respect of which Physical Settlement applies, the Company shall deliver to Forward Purchaser through the Clearance System the Settlement Shares for such Settlement Date, and Forward Purchaser shall deliver to the Company, by wire transfer of immediately available funds to an account designated by the Company, an amount in cash equal to the Physical Settlement Amount for such Settlement Date, on a delivery versus payment basis. If, on any Settlement Date, the Shares to be delivered by the Company to Forward Purchaser hereunder are not so delivered (the “Deferred Shares”), and a Forward Price Reduction Date occurs during the period from, and including, such Settlement Date to, but excluding, the date such Shares are actually delivered to Forward Purchaser, then the portion of the Physical Settlement Amount payable by Forward Purchaser to the Company in respect of the Deferred Shares shall be reduced by an amount equal to the Forward Price Reduction Amount for such Forward Price Reduction Date, multiplied by the number of Deferred Shares. Physical Settlement Amount: For any Settlement Date in respect of which Physical Settlement applies, an amount in cash equal to the product of (i) the Forward Price on such Settlement Date and (ii) the number of Settlement Shares for such Settlement Date. Cash Settlement: On any Settlement Date in respect of which Cash Settlement applies, if the Cash Settlement Amount for such Settlement Date is a positive number, the Company will pay such Cash Settlement Amount to Forward Purchaser. If the Cash Settlement Amount is a negative number, Forward Purchaser will pay the absolute value of such Cash Settlement Amount to the Company. Such amounts shall be paid on the Settlement Date by wire transfer of immediately available funds. Cash Settlement Amount: Notwithstanding Section 8.5(c) of the Definitions, for any Settlement Date and the number of Settlement Shares to which

11 [[5556494]] Cash Settlement or Net Share Settlement applies on such Settlement Date, and subject to “Unwind Period Disrupted Days” above, an amount determined by the Calculation Agent equal to the sum of (X) the product, whether a positive or negative number, of (i) the Settlement Price minus the Relevant Forward Price times (ii) the number of Settlement Shares for such Settlement Date plus (Y) the product, expressed as a positive number, of (i) the Forward Price Reduction Amount for any Forward Price Reduction Date that occurs during such Unwind Period, and (ii) the number of Settlement Shares with respect to which Forward Purchaser has not unwound its hedge as of such Forward Price Reduction Date. Settlement Price: The weighted average price at which Forward Purchaser purchases Shares during the Unwind Period (excluding any Disrupted Days in full) to unwind its hedge with respect to the Settlement Shares, taking into account Shares anticipated to be delivered or received if Net Share Settlement applies and the covenant of Forward Purchaser in Section 7(b) of this Confirmation. Relevant Forward Price: The arithmetic average of the Forward Prices over the period beginning on, and including, the first day that is one Settlement Cycle following the first day of the applicable Unwind Period and ending on, and including, such Settlement Date (calculated assuming no reduction to the Forward Price for any Forward Price Reduction Date that occurs during the Unwind Period), minus USD 0.02. Net Share Settlement: On any Settlement Date in respect of which Net Share Settlement applies, if the number of Net Share Settlement Shares is a (i) positive number, the Company shall deliver a number of Shares to Forward Purchaser equal to the Net Share Settlement Shares or (ii) negative number, Forward Purchaser shall deliver to the Company a number of shares equal to the absolute value of the Net Share Settlement Shares; provided that if Forward Purchaser determines in its good faith judgment and in a commercially reasonable manner that it would be required to deliver Net Share Settlement Shares to the Company, Forward Purchaser may elect to deliver a portion of such Net Share Settlement Shares on one or more dates prior to the applicable Settlement Date. Net Share Settlement Shares: For any Settlement Date in respect of which Net Share Settlement applies, a number of Shares equal to the Cash Settlement Amount for such Settlement divided by the

12 [[5556494]] Settlement Price for such Settlement, such quotient to be rounded down to the nearest whole number, plus cash in lieu of any fractional Shares valued at the relevant Settlement Price. Settlement Currency: USD. Failure to Deliver: Not applicable. Adjustments: Method of Adjustment: Calculation Agent Adjustment. Additional Adjustment: If, in Forward Purchaser’s commercially reasonable judgment, the stock loan fee to Forward Purchaser (or an affiliate thereof), excluding the federal funds or other interest rate component payable by the relevant stock lender to Forward Purchaser or such affiliate (the “Stock Loan Fee”), to borrow a number of Shares equal to the Base Amount to hedge its exposure to the Transaction in a commercially reasonable manner exceeds [●]10 basis points per annum, the Calculation Agent shall reduce the Forward Price in order to compensate Forward Purchaser for the amount by which the Stock Loan Fee exceeds [●]11 basis points per annum. The Calculation Agent shall notify the Company prior to making any such adjustment to the Forward Price and, upon the request of the Company, Forward Purchaser shall provide to Company an itemized list of the Stock Loan Fees which need not name particular stock lenders, or provide confidential models or other information proprietary to Forward Purchaser, or include other information that is proprietary or subject to contractual, legal or regulatory obligations to not disclose such information; provided that delivery of such information need not precede any such adjustment by the Calculation Agent. Determining Party: Forward Purchaser Account Details: Payments to Forward Purchaser: To be advised under separate cover or telephone confirmed prior to each Settlement Date. 10 Insert Initial Stock Loan Rate specified in the Forward Instruction Notice. 11 Insert Initial Stock Loan Rate specified in the Forward Instruction Notice.

13 [[5556494]] Payments to the Company: To be advised under separate cover or telephone confirmed prior to each Settlement Date. Delivery of Shares to Forward Purchaser: To be advised. Delivery of Shares to the Company: To be advised. Conditions to Effectiveness. This Transaction shall be effective if and only if Shares are sold by the Agent acting as forward seller for Forward Purchaser on or after the Trade Date and on or before the Hedge Completion Date pursuant to the Equity Distribution Agreement. If the Equity Distribution Agreement is terminated prior to any such sale of Shares thereunder, the parties shall have no further obligations in connection with this Transaction, other than in respect of breaches of representations or covenants on or prior to such date. For the avoidance of doubt, if the Equity Distribution Agreement is terminated prior to the Hedge Completion Date, this Confirmation shall remain in effect with respect to any Shares that had been sold by the Agent acting as forward seller for Forward Purchaser on or after the Trade Date and prior to such termination. The effectiveness of this Transaction on the Effective Date shall be subject to the satisfaction (or waiver by Forward Purchaser) of the following conditions: (a) the representations and warranties of the Company in the Equity Distribution Agreement, and any certificate delivered pursuant thereto by the Company shall be true and correct on the Effective Date as if made as of the Effective Date; (b) the Company shall have performed all of the obligations required to be performed by it under the Equity Distribution Agreement on or prior to the Effective Date; (c) all of the conditions set forth in Section 9 of the Equity Distribution Agreement shall have been satisfied; (d) the effective date of the Forward Instruction Notice shall have occurred as provided in the Equity Distribution Agreement; (e) all of the representations and warranties of the Company hereunder and under the Agreement shall be true and correct on the Effective Date as if made as of the Effective Date; (f) the Company shall have performed all of the obligations required to be performed by it hereunder and under the Agreement on or prior to the Effective Date, including without limitation its obligations under “Covenants of the Company” hereof; and (g) the Company shall, if requested by Forward Purchaser prior to the Trade Date, have delivered to Forward Purchaser opinions of each of O’Melveny & Myers LLP and Venable LLP in form and substance reasonably satisfactory to Forward Purchaser, with respect to the matters set forth in Section 3(a)(i)-(iv) of the Agreement and that the maximum number of

14 [[5556494]] Shares initially issuable under the Transaction have been duly authorized and, upon issuance pursuant to the terms of the Transaction, will be validly issued, fully paid and nonassessable. Notwithstanding the foregoing or any other provision of this Confirmation, if in respect of the Transaction at any time on or prior to the Hedge Completion Date, (x) Forward Purchaser determines in its sole judgment that it is unable, after using commercially reasonable efforts, to borrow and deliver for sale the full number of Shares to be borrowed and sold in order to establish its commercially reasonable hedge position in respect of the Transaction (based on the Number of Shares specified in the Forward Instruction Notice) or (y) in Forward Purchaser’s sole judgment, Forward Purchaser would incur a stock loan cost of more than a rate equal to the Maximum Stock Loan Rate (as specified in the Forward Instruction Notice) with respect to all or any portion of such full number of Shares specified in the Forward Instruction Notice, then in each case the effectiveness of this Confirmation and the Transaction shall be limited to the number of Shares Forward Purchaser is so able to borrow in connection with establishing its commercially reasonable hedge position of this Transaction at a cost of not more than a rate equal to the Maximum Stock Loan Rate, which, for the avoidance of doubt, may be zero. Interpretive Letter. The Company agrees and acknowledges that the Transaction is being entered into in accordance with the October 9, 2003 interpretive letter from the staff of the Securities and Exchange Commission to Goldman, Sachs & Co. (the “Interpretive Letter”). Representations, Warranties and Agreements of the Company. In addition to the representations and warranties elsewhere in this Confirmation, in the Agreement and in Section 6 of the Equity Distribution Agreement, as of the Trade Date, the Company represents and warrants to Forward Purchaser, and agrees with Forward Purchaser, as follows, with each such representation, warranty and agreement of the Company deemed repeated on the Effective Date, each date on which a Settlement Notice is delivered, each Settlement Date and any other date specified in such representation, warranty or agreement: (a) The representations and warranties of the Company set forth in Section 6 of the Equity Distribution Agreement are true and correct and are deemed to be repeated to Forward Purchaser as if set forth herein. (b) The Company (i) is not aware of any material non-public information regarding itself or the Shares; (ii) is entering into this Transaction and will deliver any Settlement Notice in good faith and not as part of a plan or scheme to evade compliance with Rule 10b-5 or any other provision of the federal securities laws; (iii) has not entered into or altered any hedging transaction relating to the Shares corresponding to or offsetting the Transaction; and (iv) has consulted with its own advisors as to the legal aspects of its adoption and implementation of this Confirmation under Rule 10b5-1 under the Exchange Act (“Rule 10b5-1”). (c) The Company is not entering into this Transaction and will not deliver any Settlement Notice to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares), or to raise or depress or otherwise

15 [[5556494]] manipulate the price of the Shares (or any security convertible into or exchangeable for Shares), for the purpose of inducing the purchase or sale of the Shares (or any security convertible into or exchangeable for Shares) by others or otherwise in violation of the Exchange Act. (d) Any Shares, when issued and delivered in accordance with the terms of the Transaction, will be duly authorized and validly issued, fully paid and nonassessable, and the issuance thereof will not be subject to any preemptive or similar rights. (e) The Company has reserved and will keep available at all times, free from preemptive rights, out of its authorized but unissued Shares, solely for the purpose of issuance upon settlement of the Transaction, each Additional Transaction (if any) and each other forward transaction with other Forward Purchasers (as defined in the Equity Distribution Agreement) in accordance with the terms of the Equity Distribution Agreement, the maximum number of Shares as shall be issuable at such time upon settlement of the Transaction (as set forth below under the heading “Maximum Share Delivery”), each Additional Transaction and each such other forward transaction. All Shares so issuable shall, upon such issuance, be accepted for listing or quotation on the Exchange. (f) No filing with, or approval, authorization, consent, license registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the execution, delivery and performance by the Company of this Confirmation and the consummation of the Transaction (including, without limitation, the issuance and delivery of Shares on any Settlement Date) except such as have been obtained under the Securities Act. (g) The Company will not, and will cause its affiliated purchasers (as interpreted under Rule 10b-18, “Affiliated Purchasers”) not to, take or refrain from taking any action (including, without limitation, any direct purchases or any purchases by a party to a derivative transaction with the Company or any of its Affiliated Purchasers), either under this Confirmation, under an agreement with another party or otherwise, that is reasonably likely to cause any purchases of Shares by Forward Purchaser or any of its affiliates in connection with any Cash Settlement or Net Share Settlement of the Transaction not to meet the requirements of the safe harbor provided by Rule 10b-18 under the Exchange Act if such purchases were made by the Company. (h) During any Unwind Period, except with the prior written consent of Forward Purchaser, the Company will not, and will cause its Affiliated Purchasers not to, directly or indirectly (including, without limitation, by means of a derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or announce or commence any tender offer relating to, any Shares (or equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable for the Shares. (i) The Company will not be subject to any “restricted period” (as such term is defined in Regulation M promulgated under the Exchange Act (“Regulation M”)) in

16 [[5556494]] respect of Shares or any security with respect to which the Shares are a “reference security” (as such term is defined in Regulation M) during any Unwind Period for the Transaction. (j) The Company is not insolvent, nor will the Company be rendered insolvent as a result of the Transaction. (k) The Company is not, and after giving effect to the transactions contemplated hereby will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended. (l) (1) The Company is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (2) the Company is entering into the Transaction as principal (and not as agent or in any other capacity); (3) neither the Forward Purchaser nor any of its Affiliates or agents are acting as a fiduciary for the Company; (4) the Company is not relying upon any representations except those expressly set forth herein or in the Agreement; (5) the Company has consulted with its own legal, regulatory, tax, business, investments, financial, and accounting advisors to the extent that it has deemed necessary, and it has made its own investments, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Forward Purchaser or any of its Affiliates or agents; (6) the Company is entering into the Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks; (7) the Company will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; (8) the Company is entering into the Transaction for a bona fide business purpose; and (9) the Company has total assets of at least USD 50 million as of the date hereof; (m) The Company acknowledges and agrees that: (1) during the term of the Transaction, Forward Purchaser and its Affiliates may buy or sell Shares or other securities or buy or sell options or futures contracts or enter into swaps or other derivative securities in order to establish, adjust or unwind its hedge position with respect to the Transaction; (2) Forward Purchaser and its Affiliates may also be active in the market for the Shares and Share-linked transactions other than in connection with hedging activities in relation to the Transaction; (3) Except as and to the extent specified in a Forward Instruction Notice as agreed by Forward Purchaser with respect to the sale of Forward Hedge Shares (as defined in the Equity Distribution Agreement) during the Forward Hedge Selling Period, Forward Purchaser shall make its own determination as to whether, when or

17 [[5556494]] in what manner any hedging or market activities in the Company’s securities shall be conducted and shall do so in a manner that it deems appropriate to hedge its price and market risk with respect to the Forward Price and the Settlement Price; (4) any market activities of Forward Purchaser and its Affiliates with respect to the Shares may affect the market price and volatility of the Shares, as well as the Forward Price and Settlement Price, each in a manner that may be adverse to the Company; and (5) the Transaction is a derivatives transaction in which it has granted Forward Purchaser the right, under certain circumstances, to receive cash or Shares, as the case may be; Forward Purchaser may purchase Shares for its own account at an average price that may be greater than, or less than, the effective price paid by the Company under the terms of the Transaction; (n) The assets of the Company do not constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended, the Department of Labor Regulations promulgated thereunder or similar law. (o) Without limiting the generality of Section 13.1 of the Definitions, the Company acknowledges that Forward Purchaser is not making any representations or warranties or taking any position or expressing any view with respect to the treatment of the Transaction under any accounting standards including ASC Topic 260, Earnings Per Share, ASC Topic 815, Derivatives and Hedging, or ASC Topic 480, Distinguishing Liabilities from Equity and ASC 815-40, Derivatives and Hedging — Contracts in Entity’s Own Equity (or any successor issue statements) or under FASB’s Liabilities & Equity Project. (p) The Company understands no obligations of Forward Purchaser to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of Forward Purchaser or any governmental agency. (q) No federal, state or local (including non-U.S. jurisdictions) law, rule, regulation or regulatory order applicable to the Company or the Shares would give rise to any reporting, consent, registration or other requirement (including without limitation a requirement to obtain prior approval from any person or entity) as a result of Forward Purchaser or its affiliates owning or holding (however defined) the Base Amount of Shares as a commercially reasonable hedge position in connection with the Transaction in accordance with the terms of this Confirmation and the Agreement, other than Sections 13 and 16 under the Exchange Act and Sections 3-601 through 3-605 and Sections 3-701 through 3-710 of the Maryland General Corporation Law (the “MGCL”). (r) The Company represents to Forward Purchaser that Forward Purchaser, solely in its capacity as “Forward Purchaser” or “Forward Seller” (each as defined in the Equity Distribution Agreement) and solely with respect to its entering into and

18 [[5556494]] consummating the transactions contemplated by this Confirmation and the Equity Distribution Agreement (including any other “Confirmation” thereunder) will not collectively with the other Forward Purchasers or Forward Sellers under the Equity Distribution Agreement be a “Person” (as defined in the Articles (as defined below)) by virtue of being a member of a “group” (as referenced in the definition of Person in the Articles) with such Forward Purchasers or Forward Sellers or both. (s) The Company is not and has not been the subject of any civil proceeding of a judicial or administrative body of competent jurisdiction that could reasonably be expected to impair materially the Company’s ability to perform its obligations hereunder. (t) Ownership positions of the Shares held by Forward Purchaser or any of its affiliates solely in its capacity as a nominee or fiduciary do not constitute “beneficial ownership” or “constructive ownership” by Forward Purchaser for the purposes of Article VII of the Company’s charter (the “Articles”). (u) Other than as set forth in Article VII of the Articles, none of the Company’s constitutive, governing or organizational documents and no contract or agreement to which the Company or any of its assets are subject, would give rise to reporting or registration obligations or other requirements (including without limitation a requirement to obtain prior approval from any person or entity) of a Forward Purchaser or that would give rise to any consequences potentially adverse to the Company as a result of Forward Purchaser or its affiliates owning or holding (however defined) the Base Amount of Shares as a commercially reasonable hedge position in connection with the Transaction in accordance with the terms of this Confirmation and the Agreement. (v) The Company agrees that the Company shall not deliver a Forward Instruction Notice specifying a Base Number of shares that, together with the number of Shares under any Additional Transactions (but not any other Shares, including, for the avoidance of doubt, any other Shares otherwise owned by the Forward Purchaser), in aggregate, would result in an Ownership Event (as defined below). Covenants of the Company. (a) Subject to the circumstances described under “Private Placement Procedures”, the parties acknowledge and agree that any Shares delivered by the Company to Forward Purchaser on any Settlement Date will be newly issued Shares and when delivered by Forward Purchaser (or an affiliate of Forward Purchaser) to securities lenders from whom Forward Purchaser (or an affiliate of Forward Purchaser) borrowed Shares in connection with hedging its exposure to the Transaction will be freely saleable without further registration or other restrictions under the Securities Act, in the hands of those securities lenders, irrespective of whether such stock loan is effected by Forward Purchaser or an affiliate of Forward Purchaser. Accordingly, the Company agrees that the Shares that it delivers to Forward Purchaser on each Settlement Date will not bear a restrictive legend and that such Shares will be deposited in, and the delivery thereof shall be effected through the facilities of, the Clearance System. To the extent Forward Purchaser is obligated to deliver Shares under any Transaction, the provisions of Sections 9.2 (last sentence only), 9.8, 9.9, 9.10, 9.11 and 9.12 of the Definitions will be applicable as if “Physical

19 [[5556494]] Settlement” applied to the Transaction; provided that the Representation and Agreement contained in Section 9.11 of the Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws that exist as a result of the fact that the Company is the issuer of the Shares. (b) In addition to the agreements of the Company set forth above, the Company agrees to provide Forward Purchaser prior written notice (an “Issuer Repurchase Notice”) prior to executing any repurchase of Shares by the Company or any of its subsidiaries (or entering into any contract that would require, or give the option to, the Company or any of its subsidiaries to purchase or repurchase Shares), whether out of profits or capital or whether the consideration for such repurchase is cash, securities or otherwise (an “Issuer Repurchase”), that alone or in the aggregate would result in the Base Amount Percentage (as defined below) being greater by 0.5% or more than the Base Amount Percentage at the time of the immediately preceding Issuer Repurchase Notice (or in the case of the first such Issuer Repurchase Notice, greater than the Base Amount Percentage as of the later of the date hereof or the immediately preceding Settlement Date, if any). The “Base Amount Percentage” as of any day is the fraction (1) the numerator of which is the aggregate of the Base Amount and each “Base Amount” (as defined in the applicable Additional Confirmation) under any outstanding Additional Transactions and (2) the denominator of which is the number of Shares outstanding on such day. (c) The Company shall (i) notify Forward Purchaser prior to the opening of trading in the Shares on any day during any Unwind Period on which the Company makes or expects to be made any public announcement (as defined in Rule 165(f) under the Securities Act) by any party of any merger, acquisition, or similar transaction involving a recapitalization relating to the Company (other than any such transaction in which the consideration consists solely of cash and there is no valuation period), (ii) promptly notify Forward Purchaser following any such announcement that such announcement has been made, (iii) promptly deliver to Forward Purchaser following the making of any such announcement information indicating (A) the Company’s average daily Rule 10b-18 purchases (as defined in Rule 10b-18) during the three full calendar months preceding the date of the announcement of such transaction and (B) the Company’s block purchases (as defined in Rule 10b-18) effected pursuant to paragraph (b)(4) of Rule 10b-18 during the three full calendar months preceding the date of the announcement of such transaction and (iv) promptly notify Forward Purchaser of the earlier to occur of the completion of such transaction and the completion of the vote by target shareholders. (d) The Company has reserved and will keep available at all times, free from preemptive rights, out of its authorized but unissued Shares, solely for the purpose of issuance upon settlement of the Transaction as herein provided, the maximum number of Shares as shall be issuable at such time upon settlement of the Transaction as set forth below under the heading “Maximum Share Delivery”. All Shares so issuable shall, upon such issuance, be accepted for listing or quotation on the Exchange. (e) Neither the Company nor any of its affiliates shall take or refrain from taking any action (including, without limitation, any direct purchases by the Company or any of its affiliates or any purchases by a party to a derivative transaction with the Company or any of its affiliates), either under this Confirmation, under an agreement with another party or otherwise, that is reasonably likely to cause any purchases of Shares by Forward Purchaser or any of its affiliates

20 [[5556494]] in connection with any Cash Settlement or Net Share Settlement of the Transaction not to meet the requirements of the safe harbor provided by Rule 10b-18 under the Exchange Act if such purchases were made by the Company. (f) Without limiting the obligations of the Company hereunder, the Company shall, at least one day prior to the first day of any Unwind Period, notify Forward Purchaser of the total number of Shares purchased in Rule 10b-18 purchases of blocks pursuant to the once-a-week block exception contained in Rule 10b-18(b)(4) by or for the Company or any of its Affiliated Purchasers during each of the four calendar weeks preceding the first day of any Unwind Period and during the calendar week in which the first day of an Unwind Period occurs (“Rule 10b-18 purchase” and “blocks” each being used as defined in Rule 10b-18). (g) Upon obtaining knowledge of the occurrence of any event that would constitute an Event of Default or Potential Event of Default, the Company will so notify Forward Purchaser in writing within one Scheduled Trading Day. Covenants of Forward Purchaser. (a) Unless the provisions set forth below under “Private Placement Procedures” shall be applicable, Forward Purchaser shall use any Shares delivered by the Company to Forward Purchaser on any Settlement Date to return to securities lenders to close out open Share loans created by Forward Purchaser or an affiliate of Forward Purchaser in the course of Forward Purchaser’s or such affiliate’s hedging activities related to Forward Purchaser’s exposure under this Confirmation. (b) In connection with bids and purchases of Shares in connection with any Net Share Settlement or Cash Settlement, Forward Purchaser shall use commercially reasonable, good faith efforts to conduct its activities, or cause its affiliates to conduct their activities, in a manner consistent with the requirements of the safe harbor provided by Rule 10b-18 under the Exchange Act, as if such provisions were applicable to such purchases and taking into account any applicable Securities and Exchange Commission no-action letters as appropriate, and subject to any delays between the execution and reporting of a trade of the Shares on the Exchange and other circumstances beyond Forward Purchaser’s control provided however, that the foregoing agreement shall not apply to purchases made to dynamically hedge for Forward Purchaser’s own account or the account of its affiliate(s) the optionality arising under the Transaction (including, for the avoidance of doubt, timing optionality). Insolvency Filing. The parties hereto agree that, notwithstanding anything to the contrary in the Agreement or the Definitions, the Transaction constitutes a contract to issue a security of the Company as contemplated by Section 365(c)(2) of the Bankruptcy Code and that the Transaction and the obligations and rights of the Company and Forward Purchaser (except for any liability as a result of breach of any of the representations or warranties provided by the Company above under the headings “Representations, Warranties and Agreements of the Company” and “Covenants of the Company”) shall immediately terminate, without the necessity of any notice, payment (whether directly, by netting or otherwise) or other action by the Company or Forward Purchaser, if, on or

21 [[5556494]] prior to the final Settlement Date, an Insolvency Filing occurs or any other proceeding commences with respect to the Company under the Bankruptcy Code (a “Bankruptcy Termination Event”). Acceleration Events. Each of the following events shall constitute an “Acceleration Event”: (a) Stock Borrow Events. In the commercially reasonable judgment of Forward Purchaser (i) Forward Purchaser (or its affiliate) is unable to hedge Forward Purchaser’s exposure to the Transaction because of the lack of sufficient Shares being made available by lenders for Share borrowing, or (ii) Forward Purchaser (or its affiliate) would incur a Stock Loan Fee to borrow a number of Shares equal to the Base Amount of more than a rate of [●]12 basis points per annum (each, a “Stock Borrow Event”). (b) Extraordinary Dividends; Excess Dividend; Other Distributions. On any day occurring on or after the Trade Date (i) the Company declares an Extraordinary Dividend (as defined below); (ii) the ex-dividend date for any Excess Dividend (as defined below) occurs or (iii) the Company declares any distribution, issue or dividend to existing holders of the Shares of (A) Shares, (B) other share capital or securities granting the right to payment of dividends and/or the proceeds of liquidation of the Company equally or proportionately with such payments to holders of Shares or (C) share capital, securities, rights, warrants or other instruments, property or assets of any kind whatsoever of the Company or another issuer, in each case ((A), (B) or (C)) without payment therefor or for payment (cash or other consideration) at less than the prevailing market price therefor, as determined by Forward Purchaser in a commercially reasonable manner. “Extraordinary Dividend” means the per Share amount or value, as determined in the Forward Purchaser’s commercially reasonable judgment of any dividend or distribution declared by the Company with respect to the Shares that is designated by the board of directors of the Company as an “extraordinary” or “special” dividend. “Excess Dividend” means with respect to the Shares and any date of determination, any dividend or distribution to existing holder of Shares (other than an Extraordinary Dividend) the amount or value of which per Share (as determined by the Calculation Agent) when aggregated with the amount or value on a per Share basis (as determined by the Calculation Agent) of all previous dividends and distributions (other than Extraordinary Dividends) having an ex-dividend date during the period from and including any Forward Price Reduction Date (as determined by the Calculation Agent on the basis that the Trade Date is a Forward Price Reduction Date for purposes of this clause only) to but excluding the next subsequent Forward Price Reduction Date exceeds the Forward Price Reduction Amount set forth for such period on Schedule I. (c) ISDA Event. As to Company or Forward Purchaser, the occurrence of any Event of Default or Termination Event, other than an Event of Default or Termination Event that also constitutes a Bankruptcy Termination Event, that with notice or the passage of time would give rise to the right of the other party to designate an Early Termination Date pursuant to Section 6 of the Agreement. 12 Insert Maximum Stock Loan Rate from Forward Instruction Notice.

22 [[5556494]] (d) Equity Definitions Event. The announcement of any event that if consummated, would result in an Extraordinary Event or the occurrence of any Change in Law or a Delisting; provided that in case of a Delisting, in addition to the provisions of Section 12.6(a)(iii) of the Definitions, it will also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or their respective successors); provided further that Section 12.1(b) of the Definitions is hereby amended by deleting the remainder of such Section beginning with the words “in each case if the Merger Date is on or before” in the fourth to last line thereof; and provided further that the definition of “Change in Law” provided in Section 12.9(a)(ii) of the Definitions is hereby amended by (i) replacing the phrase “the interpretation” in the third line thereof with the phrase “, or public announcement of, the formal or informal interpretation” and (ii) replacing the parenthetical beginning after the word “regulation” in the second line thereof the words “(including, for the avoidance of doubt and without limitation, (x) any tax law or (y) adoption, effectiveness or promulgation of new regulations authorized or mandated by existing statute)”. (e) Ownership Event. In the reasonable judgment of Forward Purchaser, on any day, an Excess Section 13 Ownership Position, Excess Exchange Ownership Position, Excess Charter Ownership Position or Excess Regulatory Ownership Position (each as defined below) exists or would exist but for the limitations set forth in Section 17 hereof, in each case as determined by Forward Purchaser in good faith and in its reasonable discretion. Termination Settlement. Upon the occurrence of any Acceleration Event, Forward Purchaser shall have the right to designate, upon at least one Scheduled Trading Days’ notice, any Scheduled Trading Day following such occurrence to be a Settlement Date hereunder (a “Termination Settlement Date”) to which Physical Settlement shall apply, and to select the number of Settlement Shares (which in the sole discretion of the Forward Purchaser may be the Base Amount at such time) relating to such Termination Settlement Date; provided that (i) in the case of an Acceleration Event arising out of an Ownership Event (as defined below), the number of Settlement Shares so designated by Forward Purchaser shall not exceed the number of Shares reasonably necessary, in the reasonable judgment of Forward Purchaser, to reduce the Settlement Shares, or the Base Amount, as applicable, to comply with the Applicable Share Limit and (ii) in the case of an Acceleration Event arising out of a Stock Borrow Event, the number of Settlement Shares so designated by Forward Purchaser shall not exceed the number of Shares (if less than the Base Amount) as to which such Stock Borrow Event exists. If, upon designation of a Termination Settlement Date by Forward Purchaser pursuant to the preceding sentence, the Company fails to deliver the Settlement Shares relating to such Termination Settlement Date when due or otherwise fails to perform its obligations in respect of the Transaction, an Early Termination Date shall be deemed to occur and Section 6 of the Agreement shall apply, on the basis that such failure is an Event of Default. If an Acceleration Event occurs during an Unwind Period relating to a number of Settlement Shares to which Cash Settlement or Net Share Settlement applies, then on the Termination Settlement Date relating to such Acceleration Event, at the election of Forward Purchaser in its sole discretion, and notwithstanding any election to the contrary by the Company, Cash Settlement or Net Share Settlement shall apply to the portion of the Settlement Shares relating to such Unwind Period as to which Forward Purchaser has unwound its hedge, as

23 [[5556494]] reasonably determined by Forward Purchaser and Physical Settlement shall apply in respect of (x) the remainder (if any) of such Settlement Shares and (y) the Settlement Shares designated by Forward Purchaser in respect of such Termination Settlement Date. If an Acceleration Event occurs after the Company has designated a Settlement Date to which Physical Settlement applies but before the relevant Settlement Shares have been delivered to Forward Purchaser, Forward Purchaser shall have the right to cancel such Settlement Date and designate a Termination Settlement Date in respect of such Settlement Shares and any other Shares pursuant to the first sentence hereof. Private Placement Procedures. If the Company is unable to comply with the provisions of Section 6(a) “Covenants of the Company” above because of a change in law or a change in the policy of the Securities and Exchange Commission or its staff, or Forward Purchaser otherwise reasonably determines, based on advice of counsel, that any Settlement Shares to be delivered to Forward Purchaser by the Company may not be freely returned by Forward Purchaser or its affiliates to securities lenders as described under “Covenants of the Company” above, then delivery of any such Settlement Shares (the “Restricted Shares”) shall be effected pursuant to Annex A hereto, unless waived by Forward Purchaser. Rule 10b5-1; Unwind Period Communications. (a) It is the intent of Forward Purchaser and the Company that following any election of Cash Settlement or Net Share Settlement by the Company, the purchase of Shares by Forward Purchaser during any Unwind Period comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act and that this Confirmation shall be interpreted to comply with the requirements of Rule 10b5-1(c). (b) The Company agrees that it will not attempt to exercise any influence on Forward Purchaser (or its agent or affiliate) over how, when or whether to effect purchases of Shares in connection with any Cash Settlement or Net Share Settlement. (c) The Company hereby agrees with Forward Purchaser that during any Unwind Period the Company shall not communicate, directly or indirectly, any Material Non-Public Information (as defined herein) to any Derivatives Personnel (as defined below). For purposes of the Transaction, “Material Non-Public Information” means information relating to the Company or the Shares that (a) has not been widely disseminated by wire service, in one or more newspapers of general circulation, by communication from the Company to its shareholders or in a press release, or contained in a public filing made by the Company with the Securities and Exchange Commission and (b) a reasonable investor might consider to be of importance in making an investment decision to buy, sell or hold Shares. For the avoidance of doubt and solely by way of illustration, information should be presumed “material” if it relates to such matters as dividend increases or decreases, earnings estimates, changes in previously released earnings estimates, significant expansion or curtailment of operations, a significant increase or decline of orders, significant merger or acquisition proposals or agreements, significant new products or discoveries, extraordinary borrowing, major litigation, liquidity problems, extraordinary management developments, purchase or sale of substantial assets, or other similar information.

24 [[5556494]] For purposes of the Transaction, “Derivatives Personnel” means any employee on the trading side of the Equity Derivatives of Forward Purchaser and does not include [●] or [●] (or any other person or persons designated from time to time by the Compliance Group of Forward Purchaser). Maximum Share Delivery. Notwithstanding any other provision of this Confirmation, in no event will the Company be required to deliver on any Settlement Date, whether pursuant to Physical Settlement, Net Share Settlement, Termination Settlement or any Private Placement Settlement, more than a number of Shares equal to 1.5 times the Initial Base Amount, subject to reduction by the number of any Shares delivered by the Company on any prior Settlement Date and subject to adjustment from time to time in accordance with the provisions of this Confirmation and the Definitions (the “Share Cap”). Transfer and Assignment. Forward Purchaser may assign or transfer all, but not less than all, of its rights and duties hereunder to any affiliate of Forward Purchaser; provided that, under the applicable law effective on the date of such transfer or assignment, the Company will not be required, as a result of such transfer or assignment, to pay to the transferee an amount in respect of an Indemnifiable Tax greater than the amount, if any, that the Company would have been required to pay Forward Purchaser in the absence of such transfer or assignment; and the Company will not receive a payment from which an amount has been withheld or deducted, on account of a Tax in respect of which the other party is not required to pay an additional amount, unless the Company would not have been entitled to receive any additional amount in respect of such payment in the absence of such transfer or assignment, and Forward Purchaser shall cause the transferee or assignee to make such Payee Tax Representations and to provide such tax documentation as may be reasonably requested by the Company to permit the Company to make any necessary determinations pursuant to this proviso; provided further that (A) the affiliate’s obligations hereunder are fully and unconditionally guaranteed by Forward Purchaser or its parent or (B) the affiliate’s long-term issuer rating is equal to or better than the credit rating of Forward Purchaser at the time of such assignment or transfer. Notwithstanding the above or any other provision in this Confirmation to the contrary requiring or allowing Forward Purchaser to purchase, sell, receive or deliver any Shares or other securities to or from the Company, Forward Purchaser may designate any of its affiliates to purchase, sell, receive or deliver such Shares or other securities and otherwise to perform Forward Purchaser’s obligations in respect of the Transaction and any such designee may assume such obligations. Forward Purchaser shall be discharged of its obligations to the Company to the extent of any such performance. Additional Provisions under the Definitions: Non-Reliance: Applicable Additional Acknowledgments: Applicable Agreements and Acknowledgments Regarding Hedging Activities: Applicable

25 [[5556494]] No Collateral or Setoff; Claims in Bankruptcy. (a) Notwithstanding Section 6(f) or any other provision of the Agreement or any other agreement between the parties to the contrary, the obligations of the Company hereunder are not secured by any collateral. Obligations under the Transaction shall not be set off against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and no other obligations of the parties shall be set off against obligations under the Transaction, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and each party hereby waives any such right of setoff. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (a) separate amounts shall be calculated as set forth in such Section 6(e) with respect to (i) the Transaction and (ii) all other Transactions, and (b) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement. (b) Forward Purchaser acknowledges and agrees that this confirmation is not intended to convey to Forward Purchaser rights with respect to the transactions contemplated hereby that are senior to the claims of common stockholders in any U.S. bankruptcy proceedings of the Company; provided, however, that nothing herein shall limit or shall be deemed to limit Forward Purchaser’s right to pursue remedies in the event of a breach by the Company of its obligations and agreements with respect to this Confirmation and the Agreement; and provided further, that nothing herein shall limit or shall be deemed to limit Forward Purchaser’s rights in respect of any transaction other than the Transaction. Limit on Beneficial Ownership. Notwithstanding any other provision in the Agreement, this Confirmation or any Additional Confirmation, in no event shall Forward Purchaser be entitled to receive, or be deemed to receive, or, with respect to clause (y) below, have the “right to acquire” (within the meaning of Nasdaq Listing Rule 5635(e)), Shares to the extent that, upon such receipt of such Shares, (i) the “beneficial ownership” (within the meaning of Section 13 or Section 16 of the Exchange Act and the rules promulgated thereunder) of Shares by Forward Purchaser, together with any of its affiliates and any of its affiliates’ business units that are subject to aggregation with Forward Purchaser for purposes of the “beneficial ownership” test under Section 13 and Section 16 of the Exchange Act and all persons who may form a “group” (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) with Forward Purchaser with respect to “beneficial ownership” of any Shares (collectively, “Forward Purchaser Group”) would be equal to or greater than the lesser of (x) 4.5% of the outstanding Shares (such condition, an “Excess Section 13 Ownership Position”), and (y) 4.9% of the outstanding Shares as of the Trade Date for any Transaction (such number of Shares, the “Threshold Number of Shares” and such condition, the “Excess Exchange Ownership Position”), (ii) violation would occur in respect of any restriction on ownership and/or transfers set forth in Article VII of the Articles (such condition, an “Excess Charter Ownership Position”) or (iii) Forward Purchaser, Forward Purchaser Group or any person whose ownership position would be aggregated with that of Forward Purchaser or Forward Purchaser Group (Forward Purchaser, Forward Purchaser Group or any such person, a “Forward Purchaser Person”) under Sections 3-601 through 3-605 and Sections 3-701 through 3-710 of the MGCL, Article VII of the Articles or any state or federal bank

26 [[5556494]] holding company or banking laws, or any federal, state or local laws, regulations or regulatory orders applicable to ownership of Shares (“Applicable Laws” and such condition described in this clause (iii), an “Excess Regulatory Ownership Position” and an Excess Section 13 Ownership Position, an Excess Exchange Ownership Position, an Excess Charter Ownership Position and an Excess Regulatory Ownership Position, individually and collectively, an “Ownership Event”), would own, beneficially own, constructively own, control, hold the power to vote or otherwise meet a relevant definition of ownership in excess of a number of Shares equal to (x) the lesser of (A) the maximum number of Shares that would be permitted under Applicable Laws and (B) the minimum number of Shares that would give rise to reporting or registration obligations or other requirements (including obtaining prior approval by a state or federal regulator) of a Forward Purchaser Person under Applicable Laws or that would give rise to any consequences potentially adverse to the Company under the Articles, in each case minus (y) one percent (1%) of the number of Shares outstanding on the date of determination (such number of Shares, the “Applicable Share Limit”). If any delivery owed to Forward Purchaser in connection with this Transaction is not made, in whole or in part, as a result of this Section 17, (i) the Company’s obligation to make such delivery shall not be extinguished and the Company shall make such delivery as promptly as practicable after, but in no event later than one Exchange Business Day after, Forward Purchaser gives notice to the Company that such delivery would not result in (x) Forward Purchaser Group directly or indirectly so beneficially owning in excess of the lesser of (A) 4.5% of the outstanding Shares and (B) the Threshold Number of Shares or (y) the occurrence of an Excess Regulatory Ownership Position and (ii) if such delivery relates to a Physical Settlement, notwithstanding anything to the contrary herein, Forward Purchaser shall not be obligated to satisfy the portion of its payment obligation with respect to such Transaction corresponding to any Shares required to be so delivered until the date the Company makes such delivery. The Company agrees to provide Forward Purchaser at least 10 Scheduled Trading Days’ written notice prior to any amendment, supplement, waiver or other modification to the Articles, bylaws or any other constitutive document of the Company that would reduce the ownership threshold set forth in Article VII of the Articles to a percentage lower than 9.9% or that would, based on the advice of counsel to the Company, give rise to any other restrictions under Applicable Laws applicable to Forward Purchaser (including with respect to its commercially reasonable hedge positions) with respect to the Transaction (a “Charter Notice”). Upon receipt of a Charter Notice, Forward Purchaser may designate an Additional Termination Event with respect to any portion of the Transaction that Forward Purchaser (or its affiliate), reasonably determines, based on advice of counsel, is necessary to reduce the Charter Percentage to (i) the lowest ownership level contemplated by Article VII of the Articles (or, if lower, the ownership level contemplated in any such other Applicable Restriction) minus (ii) 1.0%. The “Charter Percentage” shall be a fraction, the numerator of which is (i) the Base Amount plus (ii) any other Shares that Forward Purchaser, its affiliates and each other person subject to aggregation of Shares with Forward Purchaser under the Articles (or such other Applicable Restriction) reasonably determines, based on advice of counsel, may be “Beneficially Owned” or “Constructively Owned” (howsoever defined) under the Articles (or such other Applicable Laws), and the denominator of which is the number of Shares outstanding. Indemnification. The Company agrees to indemnify and hold harmless Forward Purchaser, its affiliates and its assignees and their respective directors, officers and

27 [[5556494]] controlling persons (Forward Purchaser and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint or several, incurred by or asserted against such Indemnified Party arising out of, in connection with, or relating to, any breach of any covenant, agreement or representation of the Company in this Confirmation (including the Pricing Supplement thereto) or the Agreement. The Company will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from Forward Purchaser’s willful misconduct, gross negligence or bad faith in performing the services that are subject of the Transaction. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then the Company shall contribute, to the maximum extent permitted by law, to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. In addition, the Company will reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of the Company. The Company also agrees that no Indemnified Party shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of any matter referred to in this Confirmation (including the Pricing Supplement thereto) or the Agreement except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence, willful misconduct or bad faith of the Indemnified Party. The provisions of this Section 18 shall survive the completion of the Transaction contemplated by this Confirmation and any assignment and/or delegation of the Transaction made pursuant to the Agreement or this Confirmation shall inure to the benefit of any permitted assignee of Forward Purchaser. For the avoidance of doubt, any payments due as a result of this provision may not be used to set off any obligation of Forward Purchaser upon settlement of the Transaction. Delivery of Cash: For the avoidance of doubt, nothing in this Confirmation shall be interpreted as requiring the Company to deliver cash in respect of the settlement of this Transaction, except in circumstances where the required cash settlement thereof is permitted for classification of the contract as equity by ASC 815-40 (formerly EITF 00-19) as in effect on the Trade Date (including, without limitation, where the Company so elects to deliver cash or fails timely to elect to deliver Shares in respect of such settlement). Wall Street Transparency and Accountability Act. In connection with Section 739 of the Wall Street Transparency and Accountability Act of 2010 (the “WSTAA”), the parties hereby agree that neither the enactment of the WSTAA or any regulation under the WSTAA, nor any requirement under the WSTAA or an amendment

28 [[5556494]] made by the WSTAA, shall limit or otherwise impair either party’s otherwise applicable rights to terminate, renegotiate, modify, amend or supplement this Confirmation or the Agreement, as applicable, arising from a termination event, force majeure, illegality, increased costs, regulatory change or similar event under this Confirmation, the Definitions incorporated herein, or the Agreement (including, but not limited to, rights arising from any Acceleration Event or Illegality (as defined in the Agreement)). Miscellaneous. (a) Notices. Addresses for Notices. For the purpose of Section 12(a) of the Agreement: Address for notices or communications to Forward Purchaser: [INSERT DEALER NAME AND NOTICE INFORMATION] Address for notices or communications to the Company: Sabra Health Care REIT, Inc. 18500 Von Karman Avenue, Suite 550 Irvine, California 92612 Attn: Harold W. Andrews, Jr. and Michael Costa Telephone: (949) 679-0243 and (949) 679-0328 Facsimile: (949) 679-8868 (b) Waiver of Trial by Jury. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, THIS CONFIRMATION, ANY TRANSACTION HEREUNDER AND/OR ALL MATTERS ARISING IN CONNECTION WITH THE AGREEMENT, THIS CONFIRMATION AND/OR ANY TRANSACTION HEREUNDER. EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH A SUIT, ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THE TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS PROVIDED HEREIN. (c) Offices. The Office of Forward Purchaser for the Transaction is: [New York] [OTHER] The Office of the Company for the Transaction is: Irvine, CA (d) Acknowledgements. The parties hereto intend for:

29 [[5556494]] (1) the Transaction to be a “securities contract” as defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), qualifying for the protections under Section 555 of the Bankruptcy Code; (2) a party’s right to liquidate the Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code; (3) Forward Purchaser to be a “financial institution” within the meaning of Section 101(22) of the Bankruptcy Code or a “financial participant” within the meaning of Section 101(22A) of the Bankruptcy Code; and (4) all payments for, under or in connection with the Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code. (e) Severability. If any term, provision, covenant or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable in whole or in part for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable provision eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of both parties to the Transaction; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 of the Agreement (or any definition or provision in Section 14 of the Agreement) to the extent that it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable. (f) Governing Law/Jurisdiction. This Confirmation and any claim, controversy or dispute arising under or related to this Confirmation shall be governed by the laws of the State of New York without reference to the conflict of laws provisions thereof. The parties hereto irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto and waive any objection to the laying of venue in, and any claim of inconvenient forum with respect to, these courts. (g) Disclosure. Effective from the date of commencement of discussions concerning the Transaction, each of Forward Purchaser and the Company and each of their employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) relating to such tax treatment and tax structure.

30 [[5556494]] (h) Commodity Exchange Act. Each of Forward Purchaser and the Company agrees and represents that it is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act, as amended (the “CEA”), the Agreement and the Transaction are subject to individual negotiation by the parties and have not been executed or traded on a “trading facility” as defined in Section 1a(51) of the CEA. (i) Tax Matters. For the purposes of Section 3(e) of the Agreement, Forward Purchaser and the Company each makes the following representation: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of the Agreement or imputed interest for United States federal income tax purposes) to be made by it to the other party under the Agreement. In making this representation, it may rely on: (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position. For the purpose of Section 3(f) of the Agreement: Forward Purchaser makes the following representations: (a) [It is a U.S. corporation duly organized and incorporated under the laws of [INSERT DEALER’S JURISDICTION OF ORGANIZATION], an exempt recipient under Section 1.6049-4(c)(1)(ii) of the United States Treasury Regulations and a “U.S. person” (as that term is used in sections 1.1441-1(c)(2)(i) and 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes.]13 (b) [All payments received or to be received by it under the Transaction will be effectively connected with its conduct of a trade or business carried on in the United States. 13 Insert if U.S. dealer.

31 [[5556494]] (c) It is a “foreign person” (as that term is used in Section 1.6041-4(a)(4) of United States Treasury Regulations) for United States federal income tax purposes.]14 The Company makes the following representations: (a) It is a “U.S. person” (as that term is used in sections 1.1441-1(c)(2)(i) and 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. (b) It is a real estate investment trust for U.S. federal income tax purposes and is organized under the laws of the State of Maryland, and is an exempt recipient under Treasury Regulation Section 1.6049- 4(c)(1)(ii)(J). (j) Withholding Tax imposed on payments to non-US counterparties under the United States Foreign Account Tax Compliance Act. “Tax”, as used in the payer tax representation set forth at the beginning of Section 21(i) of this Confirmation, and “Indemnifiable Tax”, as defined in Section 14 of the Agreement, shall not include any U.S. federal withholding tax imposed or collected pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (a “FATCA Withholding Tax”). For the avoidance of doubt, a FATCA Withholding Tax is a Tax the deduction or withholding of which is required by applicable law for the purposes of Section 2(d) of the Agreement. (k) HIRE Act. To the extent that either party to the Agreement with respect to this Transaction is not an adhering party to the ISDA 2015 Section 871(m) Protocol published by the ISDA on November 2, 2015 and available at www.isda.org (the “871(m) Protocol”), the parties agree that the definitions and provisions contained in the Attachment to the 871(m) Protocol are incorporated into and apply to the Agreement with respect to this Transaction as if set forth in full herein, with any such conforming changes as are necessary to deal with what would otherwise be inappropriate or incorrect cross references. The parties further agree that, solely for purposes of applying such definitions and provisions to the Agreement with respect to this Transaction, references to “each Covered Master Agreement” in the 871(m) Protocol will be deemed to be references to the Agreement with respect to this Transaction, and references to the “Implementation Date” in the 871(m) Protocol will be deemed to be references to the Trade Date of this Transaction. For greater certainty, if there is any inconsistency between this provision and the provisions contained in any other agreement between the 14 Insert if non-U.S. dealer (transacting through U.S. office).

32 [[5556494]] parties with respect to this Transaction, this provision shall prevail unless such other agreement expressly overrides the provisions of the Attachment to the 871(m) Protocol. (l) Tax documentation. For the purposes of Sections 4(a)(i) and 4(a)(ii) of the Agreement, Forward Purchaser shall provide to the Company a valid and duly executed U.S. Internal Revenue Service [Form W-9]15[Form W-8ECI]16, or any successor[s] thereto, and the Company shall provide to Forward Purchaser, a valid and duly executed U.S. Internal Revenue Service Form W-9, or any successor thereto, in each case, (i) on or before the date of execution of this Confirmation; (ii) promptly upon reasonable demand by the other party; and (iii) promptly upon learning that any such tax form previously provided by Forward Purchaser or the Company, respectively, has become invalid, obsolete, or incorrect. Additionally, each of Forward Purchaser and the Company shall, promptly upon request by the other party, provide such other tax forms and documents requested by the other party. (m) [U.S. Resolution Stay Protocol.17 The parties agree that the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups) published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”) page at www.isda.org, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of the Agreement, and for such purposes, the Agreement shall be deemed a “Covered Agreement,” Forward Purchaser shall be deemed a “Covered Entity” and the Company shall be deemed a “Company Entity”. In the event that, after the date of the Agreement, both parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph. In the event of any inconsistencies between the Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “the Agreement” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to Forward Purchaser replaced by references to the covered affiliate support provider. “QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81—8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an 15 Insert if U.S. dealer. 16 Insert if non-U.S. dealer (transacting through U.S. office). 17 Include as applicable.

33 [[5556494]] express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.] (n) [Certain Regulatory Matters.18 (1) 2013 EMIR Portfolio Reconciliation, Dispute Resolution and Disclosure Protocol. The parties agree that the terms of the 2013 EMIR Portfolio Reconciliation, Dispute Resolution and Disclosure Protocol published by ISDA on July 19, 2013 (“Protocol”) apply to the Agreement as if the parties had adhered to the Protocol without amendment. In respect of the Attachment to the Protocol, (i) the definition of “Adherence Letter” shall be deemed to be deleted and references to “Adherence Letter” shall be deemed to be to this section (and references to “such party’s Adherence Letter” and “its Adherence Letter” shall be read accordingly), (ii) references to “adheres to the Protocol” shall be deemed to be “enters into the Agreement”, (iii) references to “Protocol Covered Agreement” shall be deemed to be references to the Agreement (and each “Protocol Covered Agreement” shall be read accordingly), and (iv) references to “Implementation Date” shall be deemed to be references to the date of this Confirmation. For the purposes of this section: (a) Forward Purchaser is a Portfolio Data Sending Entity and the Company is a Portfolio Data Receiving Entity. (b) Forward Purchaser and the Company may use a Third Party Service Provider, and each of Forward Purchaser and the Company consents to such use including the communication of the relevant data in relation to Forward Purchaser and the Company to such Third Party Service Provider for the purposes of the reconciliation services provided by such entity. (c) The Local Business Days for such purposes in relation to Forward Purchaser and the Company is [●]. (d) The following are the applicable email addresses. Portfolio Data: Forward Purchaser: [●] 18 Include as applicable.

34 [[5556494]] The Company: [●] Notice of discrepancy: Forward Purchaser: [●] The Company: [●] Dispute Notice: Forward Purchaser: [●] The Company: [●] (2) NFC Representation Protocol. The parties agree that the provisions set out in the Attachment to the ISDA 2013 EMIR NFC Representation Protocol published by ISDA on March 8, 2013 (the “NFC Representation Protocol”) shall apply to the Agreement as if each party were an Adhering Party under the terms of the NFC Representation Protocol. In respect of the Attachment to the NFC Representation Protocol, (i) the definition of “Adherence Letter” shall be deemed to be deleted and references to “Adherence Letter” shall be deemed to be to this section (and references to “the relevant Adherence Letter” and “its Adherence Letter” shall be read accordingly), (ii) references to “adheres to the Protocol” shall be deemed to be “enters into the Agreement”, (iii) references to “Covered Master Agreement” shall be deemed to be references to the Agreement (and each “Covered Master Agreement” shall be read accordingly), and (iv) references to “Implementation Date” shall be deemed to be references to the date of this Confirmation. The Company confirms that it enters into this Confirmation as a party making the NFC Representation (as such term is defined in the NFC Representation Protocol). The Company shall promptly notify Forward Purchaser of any change to its status as a party making the NFC Representation. (3) Bail-In Protocol. Notwithstanding anything contained in the Agreement, the parties agree that the provisions of the ISDA 2016 Bail-In Article 55 BRRD Protocol published by the International Swaps and Derivatives Association, Inc. on 14 July 2016 (the “Bail-In Protocol”) shall be deemed to be incorporated into and apply to the Agreement with effect from the date of this Confirmation as if references in those provisions to “Protocol Covered Agreement” as defined in the Bail-in Protocol were references to the Agreement, and on the basis that references to the “Implementation Date” in the Bail-in Protocol shall be deemed to be references to the date of this Confirmation. (4) Contractual Recognition of UK Stay Resolution. Notwithstanding anything contained in the Agreement, the parties agree

35 [[5556494]] that the provisions of paragraphs 1 to 4 (inclusive) of the UK (PRA Rule) Jurisdictional Module (the “UK Module”) published by the International Swaps and Derivatives Association, Inc. on 3 May 2016, as amended from time to time, shall be deemed to be incorporated into the Agreement as if references in those provisions to “Covered Agreement” were references to the Agreement, and on the basis that: (i) Forward Purchaser shall be treated as a “Regulated Entity” and as a “Regulated Entity “the Company”” with respect to “the Company”, (ii) “the Company” shall be treated as a “Module Adhering Party”, and (iii) references to the “Implementation Date” in the UK Module shall be deemed to be references to the date of this Confirmation.] (o) Counterparts. This Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Confirmation by signing and delivering one or more counterparts. (p) Pricing Supplement19. Company and Forward Purchaser acknowledge that (i) the transactions contemplated by this Confirmation and the Pricing Supplement will be entered into in reliance on the fact that this Confirmation and the Pricing Supplement form a single agreement between Company and Forward Purchaser, and Forward Purchaser would not otherwise enter into the Transaction, (x) this Confirmation, together with the Pricing Supplement, is a “qualified financial contract”, as such term is defined in Section 5-701(b)(2) of the General Obligations Law of New York (the “General Obligations Law”), (ii) the Pricing Supplement, regardless of whether the Pricing Supplement is transmitted electronically or otherwise, constitutes a “confirmation in writing sufficient to indicate that a contract has been made between the parties” hereto, as set forth in Section 5-701(b)(3)(b) of the General Obligations Law; and (z) this letter agreement constitutes a prior “written contract”, as set forth in Section 5-701(b)(1)(b) of the General Obligations Law, and each party hereto intends and agrees to be bound by this letter agreement, as supplemented by the Pricing Supplement. U.S. QFC Mandatory Contractual Requirements (a) Limitation on Exercise of Certain Default Rights Related to a Dealer Affiliate’s Entry Into Insolvency Proceedings. Notwithstanding anything to the contrary in the Master Confirmation or any other agreement, the parties hereto expressly acknowledge and agree that subject to Section 22(b), Counterparty shall not be permitted to exercise any Default Right against Dealer with respect to the Master Confirmation or any other Relevant Agreement that is related, directly or indirectly, to a Dealer Affiliate becoming subject to an Insolvency Proceeding. 19 If applicable, additional representations and covenants related to Forward Purchaser regulatory requirements such as Forward Purchaser’s use of agents, Company acknowledgement of risk disclosure, Company consent to transaction reporting, etc. to be added to particular confirmations as customary.

36 [[5556494]] (b) General Creditor Protections. Nothing in Section 22(a) shall restrict the exercise by Counterparty of any Default Right against Dealer with respect to the Master Confirmation or any other Relevant Agreement that arises as a result of: (1) Dealer becoming subject to an Insolvency Proceeding; or (2) Dealer not satisfying a payment or delivery obligation pursuant to (A) the Master Confirmation or any other Relevant Agreement, or (B) another contract between Dealer and Counterparty that gives rise to a Default Right under the Master Confirmation or any other Relevant Agreement. (c) Burden of Proof. After a Dealer Affiliate has become subject to an Insolvency Proceeding, if Counterparty seeks to exercise any Default Right with respect to the Master Confirmation or any other Relevant Agreement, Counterparty shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder or thereunder. (d) General Conditions (1) Effective Date. The provisions set forth in this Section 22 will come into effect on the later of the Applicable Compliance Date and the date of this Master Confirmation. (2) Prior Adherence to the U.S. Protocol. If Dealer and Counterparty have adhered to the ISDA U.S. Protocol prior to the date of this Master Confirmation, the terms of the ISDA U.S. Protocol shall be incorporated into and form a part of the Master Confirmation and shall replace the terms of this Section 22. For purposes of incorporating the ISDA U.S. Protocol, Dealer shall be deemed to be a Regulated Entity, Counterparty shall be deemed to be an Adhering Party and the Master Confirmation and this Master Confirmation shall each be deemed to be a Protocol Covered Agreement. (3) Subsequent Adherence to the U.S. Protocol. If, after the date of this Master Confirmation, both Dealer and Counterparty shall have become adhering parties to the ISDA U.S. Protocol, the terms of the ISDA U.S. Protocol will supersede and replace this Section 22. (e) Definitions. For the purposes of Section 22, the following definitions apply: “Applicable Compliance Date” with respect to this Master Confirmation shall be determined as follows: (a) if Counterparty is an entity subject to the requirements of the QFC Stay Rules, January 1, 2019, (b) if Counterparty is a Financial Counterparty (other than a Small Financial Institution) that is not an entity subject to the requirements of the QFC Stay Rules, July 1, 2019 and (c) if Counterparty is not described in clause (a) or (b), January 1, 2020.

37 [[5556494]] “BHC Affiliate” has the same meaning as the term “affiliate” as defined in, and shall be interpreted in accordance with, 12 U.S.C. 1813(w) and 12 U.S.C. 1841(k). “Credit Enhancement” means, with respect to the Master Confirmation or any other Relevant Agreement, any credit enhancement or other credit support arrangement in support of the obligations of Dealer or Counterparty hereunder or thereunder or with respect hereto or thereto, including any guarantee or collateral arrangement (including any pledge, charge, mortgage or other security interest in collateral or title transfer arrangement), trust or similar arrangement, letter of credit, transfer of margin or any similar arrangement. “Dealer Affiliate” means, with respect to Dealer, a BHC Affiliate of that party. “Default Right” means, with respect to the Master Confirmation (including any Transaction under the Master Confirmation) or any other Relevant Agreement, any: (i) right of a party, whether contractual or otherwise (including, without limitation, rights incorporated by reference to any other contract, agreement, or document, and rights afforded by statute, civil code, regulation, and common law), to liquidate, terminate, cancel, rescind, or accelerate such agreement or transactions thereunder, set off or net amounts owing in respect thereto (except rights related to same-day payment netting), exercise remedies in respect of collateral or other credit support or property related thereto (including the purchase and sale of property), demand payment or delivery thereunder or in respect thereof (other than a right or operation of a contractual provision arising solely from a change in the value of collateral or margin or a change in the amount of an economic exposure), suspend, delay, or defer payment or performance thereunder, or modify the obligations of a party thereunder, or any similar rights; and (ii) right or contractual provision that alters the amount of collateral or margin that must be provided with respect to an exposure thereunder, including by altering any initial amount, threshold amount, variation margin, minimum transfer amount, the margin value of collateral, or any similar amount, that entitles a party to demand the return of any collateral or margin transferred by it to the other party or a custodian or that modifies a transferee’s right to reuse collateral or margin (if such right previously existed), or any similar rights, in each case, other than a right or operation of a contractual provision arising solely from a change in the value of collateral or margin or a change in the amount of an economic exposure; but (iii) solely with respect to Section 22(a) does not include any right under a contract that allows a party to terminate the contract on demand or at its option at a specified time, or from time to time, without the need to show cause. “Financial Counterparty” has the meaning given to such term in, and shall be interpreted in accordance with, 12 C.F.R. 252.81, 12 C.F.R. 382.1 and 12 C.F.R. 47.2.

38 [[5556494]] “Insolvency Proceeding” means a receivership, insolvency, liquidation, resolution, or similar proceeding. “ISDA U.S. Protocol” means the ISDA 2018 U.S. Resolution Stay Protocol, as published by ISDA on July 31, 2018. “QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.81–8 (the “Federal Reserve Rule”), 12 C.F.R. 382.1-7 (the “FDIC Rule”) and 12 C.F.R. 47.1-8 (the “OCC Rule”), respectively. All references herein to the specific provisions of the Federal Reserve Rule, the FDICs Rule and the OCC Rule shall be construed, with respect to Dealer, to the particular QFC Stay Rule(s) applicable to it. “Relevant Agreement” means the Master Confirmation (as amended hereto and including all Transactions under the Master Confirmation) and any Credit Enhancement relating hereto or thereto . “Small Financial Institution” has the meaning given to such term in, and shall be interpreted in accordance with, 12 C.F.R. 252.81, 12 C.F.R. 382.1 and 12 C.F.R. 47.2. [Remainder of page intentionally left blank]

[[5556494]] Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation. Yours Faithfully, [DEALER NAME] by Name: Title: Confirmed as of the date first written above: SABRA HEALTH CARE REIT, INC. by Name: Title:

[[5556494]] SCHEDULE I FORWARD PRICE REDUCTION DATES AND AMOUNTS Forward Price Reduction Date(1) Forward Price Reduction Amount(2) Trade Date USD $0.00 [●] USD [●] [●] USD [●] [●] USD [●] [●] USD [●] [●] USD [●] (1) Insert Forward Price Reduction Dates from Forward Instruction Notice. (Such Forward Price Reduction Dates to be the expected “ex-dividend” dates for each quarterly dividend of the Company.) (2) Insert Forward Price Reduction Amounts from Forward Instruction Notice. (Such Forward Price Reduction Amounts to be the expected amount of the regular quarterly cash dividend for the corresponding ex-dividend date.)

[[5556494]] ANNEX A PRIVATE PLACEMENT PROCEDURES (i) If the Company delivers the Restricted Shares pursuant to this clause (i) (a “Private Placement Settlement”), then delivery of Restricted Shares by the Company shall be effected in customary private placement procedures with respect to such Restricted Shares reasonably acceptable to Forward Purchaser; provided that if, on or before the date that a Private Placement Settlement would occur, the Company has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(a)(2) of the Securities Act for the sale by the Company to Forward Purchaser (or any affiliate designated by Forward Purchaser) of the Restricted Shares or the exemption pursuant to Section 4(a)(1) or Section 4(a)(3) of the Securities Act for resales of the Restricted Shares by Forward Purchaser (or any such affiliate of Forward Purchaser) or the Company fails to deliver the Restricted Shares when due or otherwise fails to perform obligations within its control necessary to effect a Private Placement Settlement, it shall be an Event of Default with respect to the Company and Section 6 of the Agreement shall apply. The Private Placement Settlement of such Restricted Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to Forward Purchaser, due diligence rights (for Forward Purchaser or any designated buyer of the Restricted Shares by Forward Purchaser), opinions and certificates, and such other documentation as is customary for private placement agreements, all reasonably acceptable to Forward Purchaser. In the case of a Private Placement Settlement, Forward Purchaser shall, in its good faith discretion, adjust the number of Restricted Shares to be delivered to Forward Purchaser hereunder and/or the Forward Price in a commercially reasonable manner to reflect the fact that such Restricted Shares may not be freely returned to securities lenders by Forward Purchaser and may only be saleable by Forward Purchaser at a discount to reflect the lack of liquidity in Restricted Shares. Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares shall be the Clearance System Business Day following notice by Forward Purchaser to the Company of the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the Settlement Date or Termination Settlement Date that would otherwise be applicable. (ii) If the Company delivers any Restricted Shares in respect of the Transaction, the Company agrees that (i) such Shares may be transferred by and among Forward Purchaser and its affiliates and (ii) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed after the applicable Settlement Date, the Company shall promptly remove, or cause the transfer agent for the Shares to remove, any legends referring to any transfer restrictions from such Shares upon delivery by Forward Purchaser (or such affiliate of Forward Purchaser) to the Company or such transfer agent of seller’s and broker’s representation letters customarily delivered by Forward Purchaser or its affiliates in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, each without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by Forward Purchaser (or such affiliate of Forward Purchaser).

[[5556494]] ANNEX B PRICING SUPPLEMENT [DEALER NAME AND ADDRESS] Sabra Health Care REIT, Inc. 18500 Von Karman Avenue, Suite 550 Irvine, California 92612 Attn: Harold W. Andrews, Jr. and Michael Costa Telephone: (949) 679-0243 and (949) 679-0328 Facsimile: (949) 679-8868 Ladies and Gentlemen: This Pricing Supplement is the Pricing Supplement forming part of the Confirmation dated [●], 20[●] in respect of the Registered Forward Transaction dated as of [●], 20[●] (the “Confirmation”) between Sabra Health Care REIT, Inc., (the “Company”) and [DEALER NAME] (“Forward Purchaser”). For all purposes under the Confirmation, (a) the Hedge Completion Date is [●]; (b) the Initial Base Amount shall be [●]; and (c) the Initial Forward Price shall be USD [●]. Very truly yours, [DEALER NAME] by Name: Title:

Exhibit 3(g) [[5258451]] Form of Terms Agreement SABRA HEALTH CARE REIT, INC. Common Stock TERMS AGREEMENT , 20[●] [ ]1 Ladies and Gentlemen: Sabra Health Care REIT, Inc. (the “Company”) proposes, subject to the terms and conditions set forth herein and in the Equity Distribution Agreement, dated December 11, 2019 (the “Equity Distribution Agreement”), among the Company and Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., The Huntington Investment Company, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, each as agent, forward seller, and/or as principal under any Terms Agreement and Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., Citibank, N.A., Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent, Jefferies LLC, KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Raymond James & Associates, Inc., Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, each as a forward purchaser, to issue and sell to the undersigned, as principal (the “Agent”) for resale the shares of the Company’s Common Stock specified in the Schedule attached hereto (the “Purchased Shares”). [The Company also proposes to issue and sell to the Agent the additional shares of Common Stock, specified in the Schedule attached hereto (“Additional Shares”), if and to the extent that the Agent shall have determined to exercise its right to purchase such Additional Shares.] Subject to the terms and conditions set forth herein and in the Equity Distribution Agreement, which are incorporated herein by reference, the Company agrees to issue and sell to the Agent and the latter agrees to purchase from the Company the Purchased Shares at the Time of Delivery and Closing Location (each as set forth in the Schedule attached hereto) and at the purchase price (“Purchase Price”) set forth in the Schedule attached hereto. [In addition, the Company agrees to sell to the Agent the Additional Shares, and the Agent shall have the right to purchase up to [●] Additional Shares at the Purchase Price, provided, however, that the amount paid by the Agent for any Additional Shares shall be reduced by an amount per Share equal to any dividends declared by the Company and payable on the 1 To be name and address of the applicable Agent.

[[5258451]] Purchased Shares but not payable on such Additional Shares. The Agent may exercise this right, in whole or from time to time in part by giving written notice to the Company not later than 30 days after the date of this Terms Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Agent and the date on which such Additional Shares are to be purchased (such date and time being herein referred to as the “Option Settlement Date”). Each Option Settlement Date must be at least one business day after the written notice is given and may not be earlier than the Time of Delivery for the Purchased Shares set forth in the Schedule attached hereto, nor later than ten business days after the date of such notice. Payment of the Purchase Price for the Additional Shares shall be made at the Option Settlement Date in the same manner and at the same location as the payment for the Purchased Shares.] The Purchased Shares [and the Additional Shares] shall be registered in such names and in such denominations as the Agent shall request in writing not later than one full business day prior to the Time of Delivery [or the applicable Option Settlement Date, as the case may be.] The Purchased Shares [and the Additional Shares] shall be delivered to the Agent at the Time of Delivery [or an Option Settlement Date, as the case may be,] with any transfer taxes payable in connection with the transfer of the Shares to the Agent duly paid, against payment of the Purchase Price therefor. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Equity Distribution Agreement. Each of the provisions of the Equity Distribution Agreement not specifically related to the solicitation by the Agent, as agent of the Company, of offers to purchase Shares is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement and the Time of Delivery [and any Option Settlement Date], except that each representation and warranty in Section 6 of the Equity Distribution Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Equity Distribution Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement[,] [and] the Time of Delivery [and any Option Settlement Date] in relation to the Prospectus as amended and supplemented to relate to the Purchased Shares [and the Additional Shares]. An amendment to the Registration Statement (as defined in the Equity Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Shares [and the Additional Shares], in the form heretofore delivered to the Agent is now proposed to be filed with the Securities and Exchange Commission, and will be filed promptly. This Terms Agreement and any claim, controversy or dispute arising under or related to this Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its choice of law provisions.

[[5258451]] If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Equity Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between the Agent and the Company. SABRA HEALTH CARE REIT, INC., by Name: Title: ACCEPTED as of the date first above written: [ ]2, by Name: Title: 2 To be name of the applicable Agent.

[[5258451]] Schedule to Exhibit 3(g) Title of Purchased Shares [and Additional Shares]: Common Stock, par value $0.01 per share Number of Purchased Shares: [] [Number of Additional Shares: []] Price to Public: [] Purchase Price (by the Agent): [] Method of and Specified Funds for Payment of Purchase Price: By wire transfer to a bank account specified by the Company in same day funds. Method of Delivery: Free delivery of the Shares to the Agent’s account at the Depository Trust Company in return for payment of the purchase price. Time of Delivery: [] Closing Location: [] Documents to be Delivered at the Time of Delivery: The following documents referred to in the Equity Distribution Agreement shall be delivered at the Time of Delivery: (1) The opinions referred to in Section 9(e). (2) The opinion referred to in Section 9(f). (3) The accountants’ letters referred to in Section 9(g). (4) The officers’ certificate referred to in Section 9(h). (5) Such other documents as the Agent shall reasonably request. [Documents to be Delivered at the Option Settlement Date: The obligations of the Agent to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Settlement Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Settlement Date and other matters related to the issuance of such Additional Shares.]

Exhibit 7(n) [[5258451]] OFFICERS’ CERTIFICATE Pursuant to Section 7(n) of the Equity Distribution Agreement among Sabra Health Care REIT, Inc., a Maryland corporation (“Company”), and Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., The Huntington Investment Company, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, each as agent, forward seller, and/or as principal under any Terms Agreement and Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., Citibank, N.A., Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent, Jefferies LLC, KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Raymond James & Associates, Inc., Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, each as a forward purchaser, dated December 11, 2019 (the “Equity Distribution Agreement”), each of the undersigned, Richard K. Matros, the duly qualified and elected Chairman, President and Chief Executive Officer of the Company, and Harold W. Andrews, Jr., the duly qualified and elected Executive Vice President, Chief Financial Officer and Secretary of the Company, hereby certifies solely in such capacity and on behalf of the Company, that to the best of his knowledge: (i) the representations and warranties of the Company in Section 6 of the Equity Distribution Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or a Material Adverse Change, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Equity Distribution Agreement at or prior to the date hereof. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Equity Distribution Agreement.

[[5258451]] by Name: Richard K. Matros Title: President and Chief Executive Officer by Name: Harold W. Andrews, Jr. Title: Executive Vice President, Chief Financial Officer and Secretary Date:

Exhibit 7(o)(1) [[5258451]] Form of Legal Opinion of O’Melveny & Myers LLP On the basis of such examination, our reliance upon the assumptions in this opinion and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that: 1. The Company is qualified as a foreign corporation to do business in the State of California and is in good standing in such State. 2. Sabra Health Care Limited Partnership (“Sabra UPREIT”) has been duly formed and is validly existing in good standing under the laws of the State of Delaware with power under the Revised Uniform Limited Partnership Act of the State of Delaware (the “RULPA”) and its certificate of limited partnership and partnership agreement (the “Partnership Agreement” and, together with the certificate of limited partnership, the “Partnership Organizational Documents”), to own its properties and assets and to carry on its business as described in the Prospectus; and Sabra UPREIT is authorized as a foreign limited partnership to do business in the State of California and is in good standing in such State. 3. Sabra Health Care Holdings III, LLC (“Sabra III”) (together with Sabra UPREIT, the “Sabra Subsidiaries”), is a limited liability company existing under the laws of the State of Delaware with power under the Limited Liability Company Act of the State of Delaware (the “LLCA”), together with its certificate of formation and limited liability company agreement (which we refer to collectively with the Partnership Organizational Documents as the “Organizational Documents”), to own its properties and to carry on its business as described in the Prospectus. 4. The Registration Statement, at the time it became effective, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-3 under the Act and the related rules and regulations in effect at such date, except that we express no opinion concerning the financial statements and other financial information contained therein or incorporated by reference. The Prospectus, as of its date, appeared on its face to comply in all material respects with the requirements as to form under the Act and the related rules and regulations in effect at such date, except that we express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein. The Prospectus Supplement has been filed in accordance with Rule 424(b) under the Act. 5. The Registration Statement became effective under the Act upon filing with the Commission and, based solely on a review of a list of stop orders on the Commission’s website at https://www.sec.gov/litigation/stoporders.shtml , no stop order suspending the effectiveness of the Registration Statement has been issued or, to our knowledge, threatened by the Commission; and the Prospectus has been filed pursuant to Rule 424 under the Act within the time period required by Rule 424.

[[5258451]] 6. Assuming that the Equity Distribution Agreement and any Confirmations have been duly authorized and executed, the Equity Distribution Agreement and any Confirmations have been duly delivered. 7. The execution and delivery by the Company of the Equity Distribution Agreement and any Confirmations do not, and the Company’s performance of its obligations under the Equity Distribution Agreement and any Confirmations will not, (i) violate, breach, or result in a default under, any existing obligation of or restriction on the Company under any other agreement (the “Other Agreements”) listed in an exhibit to the Company’s most recent Annual Report on Form 10-K, or Quarterly Report on Form 10-Q or Current Reports on Form 8- K filed subsequent to the date of the Company’s most recent Annual Report on Form 10-K, or (ii) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any California, New York or federal court or governmental authority binding on the Company identified in the Company Certificate. We express no opinion with respect to any provision of any Other Agreements to the extent that an opinion with respect to such provision would require making any financial, accounting or mathematical calculation or determination. 8. The execution and delivery by the Company of the Equity Distribution Agreement and any Confirmations do not, and the Company’s performance of its obligations under the Equity Distribution Agreement and any Confirmations will not, violate any current California, New York or federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Equity Distribution Agreement and any Confirmations, except that we express no opinion regarding (i) any federal securities laws or Blue Sky or state securities laws, or the rules or regulations of the Financial Industry Regulatory Authority, Inc., or (ii) the indemnification and contribution provisions of the Equity Distribution Agreement and any Confirmations, in each case except as expressly stated herein. 9. No order, consent, permit or approval of any California, New York or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Equity Distribution Agreement and any Confirmations is required on the part of the Company for the execution and delivery of, and performance of its obligations under, the Equity Distribution Agreement and any Confirmations, except for such as have been obtained under the Act or the rules and regulations thereunder and such as may be required under Blue Sky or state securities laws and the rules or regulations of the Financial Industry Regulatory Authority, Inc. 10. The Company is not, and after giving effect to the offering and sale of the Shares and application of the net proceeds from such transaction as described under the caption “Use of Proceeds” in the Prospectus, will not be, an investment company required to register under the Investment Company Act of 1940, as amended. 11. Based solely on the Company Certificate and except as described in the Prospectus, there is no pending action, suit, proceeding or investigation before any court or governmental agency or authority or any arbitrator (i) against the Company of a character

[[5258451]] required to be disclosed in the Prospectus, or (ii) that seeks to affect the enforceability of the Equity Distribution Agreement and any Confirmations.

Exhibit 7(o)(2) [[5258451]] Form of Legal Opinion of Venable LLP Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that: 1. The Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland, is in good standing with the SDAT and has the corporate power to own, lease and operate its properties and conduct its business as described in the Prospectus under the caption “Summary – Our Company” and to execute, deliver and perform its obligations under the Equity Distribution Agreement and any Confirmations. 2. The Company has an authorized capitalization as set forth in the Prospectus under the caption “Description of Capital Stock,” 3. The information in the Prospectus under the caption “Description of Capital Stock,” insofar as such information purports to summarize the Charter or the Bylaws or the MGCL, is accurate in all material respects. The terms of the Common Stock, including the Shares, conform as to legal matters in all material respects to the description thereof contained in the Registration Statement and the Prospectus under the caption “Description of Capital Stock”. 4. The execution and delivery of the Equity Distribution Agreement and any Confirmations have been duly authorized, and the Equity Distribution Agreement have been duly executed and, so far as is known to us, delivered by the Company. 5. The Shares have been duly authorized for issuance and sale pursuant to the Resolutions (and any other resolutions adopted by the Securities Committee of the Board, as contemplated in the Resolutions) and the Equity Distribution Agreement and any Confirmations and, upon completion of all Corporate Proceedings relating to the Shares, when issued and delivered in accordance with the terms of the Resolutions (and any other resolutions adopted by the Securities Committee of the Board, as contemplated in the Resolutions) and the Equity Distribution Agreement and any Confirmations against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable. 6. The execution and delivery of the Equity Distribution Agreement and any Confirmations by the Company, and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Equity Distribution Agreement, as to which no opinion is rendered), including the issuance of the Shares, do not conflict with (a) the Charter or the Bylaws or (b) any Maryland statute, rule or regulation applicable to the Company. 7. No consent, approval, authorization or order of, or registration or filing with, any Maryland governmental authority or agency having jurisdiction over the Company is required for the performance by the Company of its obligations under the Equity Distribution Agreement and any Confirmations, except such as have been obtained or made by the Company, if any (other than any consent, approval, authorization, order, registration or filing required in connection with the securities laws of the State of Maryland, as to which no opinion is expressed hereby).

Exhibit 7(o)(3) [[5258451]] Form of Legal Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP Based upon, subject to, and limited by the assumptions and qualifications set forth herein and in the Registration Statement, we are of the opinion that: 1. Commencing with the Company’s taxable year beginning January 1, 2011, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the Code and the current and proposed method of operation for the Company and its subsidiaries as described in the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code; and 2. The statements set forth in the Prospectus under the caption “Material U.S. Federal Income Tax Considerations,” insofar as such statements purport to summarize matters of U.S. federal income tax laws or legal conclusions with respect thereto, and subject to the limitations, qualifications and assumptions set forth therein, fairly and accurately summarize in all material respects the matters set forth therein.